SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ______)

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Filed by Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK FUNDS III

(Name of Registrant as Specified in Its Charter)

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Please vote today

We need your input on an important proposal that affects your investment.

Online www.proxyvotenow.com/jhfunds2025

Phone 855-995-1705

Mail Sign and return the enclosed voting card

Please vote today

We need your input on an important proposal

that affects your investment.

Online

Phone

Mail

Your action is required

John Hancock Bond Trust

John Hancock California Tax-Free Income Fund

John Hancock Capital Series

John Hancock Collateral Trust

John Hancock Current Interest

John Hancock Funds II

John Hancock Funds III

John Hancock Investment Trust

John Hancock Investment Trust II

John Hancock Municipal Securities Trust

John Hancock Sovereign Bond Fund

John Hancock Strategic Series

(each, a “Trust” and collectively, the “Trusts”)

September 15, 2025

Please vote today

Dear shareholder:

I am writing to ask for your assistance with an important matter involving your investment in one or more of the investment portfolios (the “Funds”) of the Trusts listed above. You are being asked to vote on one proposal affecting the Funds. To consider and vote on this matter, a special joint meeting of shareholders of the Trusts (the “meeting”) will be held on November 12, 2025, at 2:00 P.M., Eastern time, at 200 Berkeley Street, Boston, Massachusetts 02116. We encourage you to read the attached materials in their entirety.

The enclosed proxy statement sets forth one proposal on which you are being asked to vote. The proposal, a routine item, concerns the election of trustees. Routine items make no fundamental or material changes to a fund’s investment objectives, policies, or restrictions, or to the investment management contract. The proposal is summarized below.

The following is an overview of the proposal on which you are being asked to vote. Please note that this proposal is not expected to have any material effect on the manner in which any fund is managed or on its current investment objective, nor is it related to the current state of the financial markets. You will find a detailed explanation of the proposal in the enclosed proxy materials.

You are being asked to approve the following proposal:

(1)	Election of trustees

You are being asked to elect five trustees as members of the Board of Trustees of each Trust (the “Board”).

We need your vote of approval

After careful consideration, the Board has unanimously approved the proposal and recommends that shareholders vote FOR its approval, but the final approval requires your vote. I strongly encourage you to read the enclosed proxy statement before voting, as it contains further explanation and important details of the proposal.

How to vote

Please read the enclosed proxy statement and vote your shares as described below. While you may attend the meeting, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your respective shares by proxy in one of three ways:

Online: www.proxyvotenow.com/jhfunds2025

Phone: 855-995-1705

Mail: by returning the enclosed proxy card(s)

To give voting instructions by touch-tone telephone or using the internet, follow the instructions on the voting instructions form.

I encourage you to read the enclosed proxy statement, and I thank you for acting on this matter today.

Sincerely,

Kristie M. Feinberg

President and CEO

Manulife John Hancock Investments

Head of Retail

Manulife Wealth & Asset Management

John Hancock Investment Management Distributors LLC, 200 Berkeley Street, Boston, Massachusetts 02116, Member FINRA, SIPC • John Hancock Investment Management LLC • John Hancock Signature Services, Inc.

Your action is required

John Hancock Bond Trust

John Hancock California Tax-Free Income Fund

John Hancock Capital Series

John Hancock Collateral Trust

John Hancock Current Interest

John Hancock Funds II

John Hancock Funds III

John Hancock Investment Trust

John Hancock Investment Trust II

John Hancock Municipal Securities Trust

John Hancock Sovereign Bond Fund

John Hancock Strategic Series

(each, a “Trust” and collectively, the “Trusts”)

September 15, 2025

Please vote today

Dear shareholder:

I am writing to ask for your assistance with an important matter involving your investment in one or more of the investment portfolios (the “Funds”) of the Trusts listed above. You are being asked to vote on one proposal affecting the Funds. To consider and vote on this matter, a special joint meeting of shareholders of the Trusts (the “meeting”) will be held on November 12, 2025, at 2:00 P.M., Eastern time, at 200 Berkeley Street, Boston, Massachusetts 02116. We encourage you to read the attached materials in their entirety.

The enclosed proxy statement sets forth one proposal on which you are being asked to vote. The proposal, a routine item, concerns the election of trustees. Routine items make no fundamental or material changes to a fund’s investment objectives, policies, or restrictions, or to the investment management contract. The proposal is summarized below.

The following is an overview of the proposal on which you are being asked to vote. Please note that this proposal is not expected to have any material effect on the manner in which any fund is managed or on its current investment objective, nor is it related to the current state of the financial markets. You will find a detailed explanation of the proposal in the enclosed proxy materials.

You are being asked to approve the following proposal:

(1) Election of trustees

You are being asked to elect five trustees as members of the Board of Trustees of each Trust (the “Board”).

We need your vote of approval

After careful consideration, the Board has unanimously approved the proposal and recommends that shareholders vote FOR its approval, but the final approval requires your vote. I strongly encourage you to read the enclosed proxy statement before voting, as it contains further explanation and important details of the proposal.

How to vote

Please read the enclosed proxy statement and vote your shares as described below. While you may attend the meeting, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your respective shares by proxy in one of three ways:

Online:

Phone:

Mail:

To give voting instructions by touch-tone telephone or using the internet, follow the instructions on the voting instructions form.

I encourage you to read the enclosed proxy statement, and I thank you for acting on this matter today.

Sincerely,

/s/ Kristie M. Feinberg
Kristie M. Feinberg
President and CEO
Manulife John Hancock Investments Head of Retail
Manulife Wealth & Asset Management

John Hancock Investment Management Distributors LLC, 200 Berkeley Street, Boston, Massachusetts 02116, Member FINRA, SIPC • John Hancock Investment Management LLC • John Hancock Signature Services, Inc.

JOHN HANCOCK BOND TRUST

JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

JOHN HANCOCK CAPITAL SERIES

JOHN HANCOCK COLLATERAL TRUST

JOHN HANCOCK CURRENT INTEREST

JOHN HANCOCK FUNDS II

JOHN HANCOCK FUNDS III

JOHN HANCOCK INVESTMENT TRUST

JOHN HANCOCK INVESTMENT TRUST II

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

JOHN HANCOCK SOVEREIGN BOND FUND

JOHN HANCOCK STRATEGIC SERIES

(each, a “Trust” and collectively, the “Trusts”)

200 Berkeley Street

Boston, Massachusetts 02116

Notice of special joint meeting of shareholders

To the Shareholders of the Trusts:

Notice is hereby given that a Special Joint Meeting of Shareholders of all of the investment portfolios (the “Funds”) of the Trusts (the “Meeting”) will be held at 200 Berkeley Street, Boston, Massachusetts 02116, on November 12, 2025 at 2:00 PM, Eastern Time. A Proxy Statement, which provides information about the purpose of the Meeting, is included with this Notice. The Funds involved in the Meeting are listed on the front cover of the Proxy Statement. As a registered shareholder, you would be voting on behalf of the Fund shares you own. The Meeting will be held for the following purpose:

Proposal 1:    Election of five Trustees as members of the Board of Trustees of each of the Trusts.

All shareholders of each Trust will vote separately on the Proposal.

Any other business that may properly come before the Meeting.

The Board of Trustees of the Trusts recommends that shareholders vote “FOR” the Proposal.

Each shareholder of record at the close of business on August 27, 2025 is entitled to receive notice of, and to vote at, the Meeting, and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 12, 2025

The proxy statement is available at https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-election-of-trustees-proxy-statement

I encourage you to read the enclosed proxy statement, and I thank you for acting on this matter today.

Sincerely,

Christopher Sechler

Secretary

September 15, 2025

Boston, Massachusetts

Your vote is important - Please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)	completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;

(ii)	following the touch-tone telephone voting instructions found below; or

(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD(S)

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

Individual Accounts: Your name should be signed exactly as it appears on the proxy card(s).

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card(s).

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Call the toll-free number indicated on your proxy card(s).

Enter the control number found on the front of your proxy card(s).

Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Go to the Web site on the proxy card(s).

Enter the “control number” found on your proxy card(s).

Follow the instructions on the Web site.

JOHN HANCOCK BOND TRUST

JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

JOHN HANCOCK CAPITAL SERIES

JOHN HANCOCK COLLATERAL TRUST

JOHN HANCOCK CURRENT INTEREST

JOHN HANCOCK FUNDS II

JOHN HANCOCK FUNDS III

JOHN HANCOCK INVESTMENT TRUST

JOHN HANCOCK INVESTMENT TRUST II

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

JOHN HANCOCK SOVEREIGN BOND FUND

JOHN HANCOCK STRATEGIC SERIES

(each, a “Trust” and, collectively, the “Trusts”)

PROXY STATEMENT

SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 12, 2025

JOHN HANCOCK BOND TRUST

John Hancock High Yield Fund

John Hancock Investment Grade Bond Fund

John Hancock Short Duration Bond Fund

JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

John Hancock California Municipal Bond Fund

JOHN HANCOCK CAPITAL SERIES

John Hancock Classic Value Fund

John Hancock U.S. Global Leaders Growth Fund

JOHN HANCOCK COLLATERAL TRUST

JOHN HANCOCK CURRENT INTEREST

John Hancock Money Market Fund

JOHN HANCOCK FUNDS II

2010 Lifetime Blend Portfolio

2015 Lifetime Blend Portfolio

2020 Lifetime Blend Portfolio

2025 Lifetime Blend Portfolio

2030 Lifetime Blend Portfolio

2035 Lifetime Blend Portfolio

2040 Lifetime Blend Portfolio

2045 Lifetime Blend Portfolio

2050 Lifetime Blend Portfolio

2055 Lifetime Blend Portfolio

2060 Lifetime Blend Portfolio

2065 Lifetime Blend Portfolio

2070 Lifetime Blend Portfolio

Alternative Asset Allocation Fund

Blue Chip Growth Fund

Capital Appreciation Value Fund

Core Bond Fund

Disciplined Value Emerging Markets Equity Fund

Emerging Markets Debt Fund

Equity Income Fund

Floating Rate Income Fund

Fundamental All Cap Core Fund

Global Equity Fund

International Strategic Equity Allocation Fund

Lifestyle Blend Aggressive Portfolio

Lifestyle Blend Balanced Portfolio

Lifestyle Blend Conservative Portfolio

Lifestyle Blend Growth Portfolio

Lifestyle Blend Moderate Portfolio

Mid Value Fund

Multi-Asset Absolute Return Fund

Multi-Asset High Income Fund

Multimanager 2010 Lifetime Portfolio

Multimanager 2015 Lifetime Portfolio

Multimanager 2020 Lifetime Portfolio

Multimanager 2025 Lifetime Portfolio

Multimanager 2030 Lifetime Portfolio

Multimanager 2035 Lifetime Portfolio

Multimanager 2040 Lifetime Portfolio

Multimanager 2045 Lifetime Portfolio

Multimanager 2050 Lifetime Portfolio

Multimanager 2055 Lifetime Portfolio

Multimanager 2060 Lifetime Portfolio

Multimanager 2065 Lifetime Portfolio

Multimanager 2070 Lifetime Portfolio

Multimanager Lifestyle Aggressive Portfolio

Multimanager Lifestyle Balanced Portfolio

Multimanager Lifestyle Conservative Portfolio

Multimanager Lifestyle Growth Portfolio

Multimanager Lifestyle Moderate Portfolio

Opportunistic Fixed Income Fund

Real Estate Securities Fund

Small Cap Dynamic Growth Fund

Strategic Income Opportunities Fund

U.S. Sector Rotation Fund

JOHN HANCOCK FUNDS III

John Hancock Disciplined Value Fund

John Hancock Disciplined Value Mid Cap Fund

John Hancock Global Shareholder Yield Fund

John Hancock International Growth Fund

John Hancock U.S. Growth Fund

JOHN HANCOCK INVESTMENT TRUST

John Hancock Balanced Fund

John Hancock Disciplined Value Global Long/Short

Fund

John Hancock Disciplined Value International Fund

John Hancock Diversified Macro Fund

John Hancock Diversified Real Assets Fund

John Hancock Emerging Markets Equity Fund

John Hancock ESG Large Cap Core Fund

John Hancock Fundamental Equity Income Fund

John Hancock Fundamental Large Cap Core

Fund

John Hancock Global Climate Action Fund

John Hancock Global Environmental Opportunities

Fund

John Hancock Infrastructure Fund

John Hancock International Dynamic Growth Fund

John Hancock Mid Cap Growth Fund

John Hancock Small Cap Core Fund

JOHN HANCOCK INVESTMENT TRUST II

John Hancock Financial Industries Fund

John Hancock Regional Bank Fund

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

John Hancock High Yield Municipal Bond Fund

John Hancock Municipal Opportunities Fund

John Hancock Short Duration Municipal

Opportunities Fund

JOHN HANCOCK SOVEREIGN BOND FUND

John Hancock Bond Fund

JOHN HANCOCK STRATEGIC SERIES

John Hancock Income Fund

John Hancock Managed Account Shares Bond

Completion Portfolio

John Hancock Managed Account Shares

Investment-Grade Corporate Bond Portfolio

John Hancock Managed Account Shares

Non-Investment-Grade Corporate Bond Portfolio

John Hancock Managed Account Shares

Non-Investment-Grade Municipal Bond Portfolio

John Hancock Managed Account Shares

Securitized Debt Portfolio

All Funds of the Trusts are being asked to vote on the Proposal.

JOHN HANCOCK BOND TRUST

JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

JOHN HANCOCK CAPITAL SERIES

JOHN HANCOCK COLLATERAL TRUST

JOHN HANCOCK CURRENT INTEREST

JOHN HANCOCK FUNDS II

JOHN HANCOCK FUNDS III

JOHN HANCOCK INVESTMENT TRUST

JOHN HANCOCK INVESTMENT TRUST II

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

JOHN HANCOCK SOVEREIGN BOND FUND

JOHN HANCOCK STRATEGIC SERIES

(each, a “Trust” and collectively, the “Trusts”)

200 Berkeley Street

Boston, Massachusetts 02116

PROXY STATEMENT

SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 12, 2025

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of each Trust of proxies to be used at a Special Joint Meeting of shareholders of the Trusts (the “Meeting”) to be held on November 12, 2025 at 2:00 PM Eastern Time, at 200 Berkeley Street, Boston, Massachusetts 02116. Pursuant to the Agreement and Declaration of Trust of each Trust (the “Declaration of Trust”), the Board has designated August 27, 2025 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share of beneficial interest of Funds held. This Proxy Statement is first being sent to shareholders on or about September 22, 2025.

Each Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of each of the 12 Trusts offered as of the Record Date were divided into series corresponding to a combined total of 95 portfolios (each, a “Fund”). The respective Funds are named on the cover of this Proxy Statement.

Investment Advisor and Administrator. John Hancock Investment Management LLC (“JHIM” or the “Advisor”) serves as investment advisor and administrator for each Trust and each Fund. Pursuant to an investment advisory agreement with each Trust, the Advisor is responsible for, among other things, administering the business and affairs of the Funds and selecting, contracting with, compensating and monitoring the performance of the investment subadvisors that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Advisor. JHIM is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Each of the subadvisors to the Funds is also registered as an investment advisor under the Advisers Act.

The Distributor. John Hancock Investment Management Distributors LLC (the “Distributor”) serves as each Fund’s distributor.

The offices of JHIM and the Distributor are located at 200 Berkeley Street, Boston, Massachusetts 02116, and their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

Each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact the relevant Fund by calling 800-225-5291. Copies of these reports are also available on the Internet at www.jhinvestments.com.

Proposal 1 — Election of Five Trustees as Members of the Board of Trustees of Each Trust

(All Funds)

The Board of Trustees of the Trusts (the “Board” and, each member thereof, a “Trustee”) currently includes twelve (12) Trustees, including ten (10) independent Trustees (“Independent Trustees”) and two (2) non-independent Trustees (“Non-Independent Trustees”). Four (4) of the Trustees (William H. Cunningham, Grace K. Fey, Deborah C. Jackson, and Hassell H. McClellan) were elected to serve on the Board at a shareholder meeting held on November 15, 2012, each as an Independent Trustee. Five (5) Trustees (Andrew G. Arnott, James R. Boyle, Noni L. Ellison, Dean C. Garfield, and Frances G. Rathke) were elected to serve on the Board at a shareholder meeting held on September 9, 2022. The Board appointed Kristie M. Feinberg to serve as a Non-Independent Trustee effective June 30, 2025. William K. Bacic and Thomas R. Wright were appointed to serve as Independent Trustees effective August 1, 2024.

Two new Trustees are being presented for election at the Meeting: Christine L. Hurtsellers and Kenneth J. Phelan. If elected by the shareholders at the Meeting, Ms. Hurtsellers and Mr. Phelan will join the Board as Independent Trustees. In addition, three current Trustees who were previously appointed to the Board are being presented for election at the Meeting: Ms. Feinberg and Messrs. Bacic and Wright. Following the shareholder election, fourteen Trustees would comprise the Board (two Non-Independent Trustees and twelve Independent Trustees), each of whom would have been elected by shareholders.

At the Meeting, only current Trustees that have not been elected by shareholders (Ms. Feinberg and Messrs. Bacic and Wright) and nominated Trustees (Ms. Hurtsellers and Mr. Phelan) will be presented for election. If approved by shareholders, this would result in all of the Trustees being elected by shareholders and would allow the Board to appoint additional trustees to fill future vacancies without requiring a shareholder vote until the number of elected Trustees drops below two-thirds of all Trustees. At that time, the Board would be required to seek shareholder approval to add an additional Trustee.

Current Trustees that are not nominated for election will continue to serve as members of the Board. No current Trustees are proposed to be replaced.

Shareholders are being asked to elect each of the individuals nominated by the Board listed below (each, a “Nominee” and collectively, the “Nominees”) as a member of the Board of Trustees of the Trusts. Three of the Nominees currently are Trustees and have served in that capacity continuously since originally appointed. Two of the Nominees, Ms. Hurtsellers and Mr. Phelan, have not served as Trustees of any Trust. Because each Trust is not required to, and does not, hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from a Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of a Trust.

On August 22, 2025, the Nominating and Governance Committee of the Board considered the proposed Trustee candidates and determined to recommend the election of the Nominees to the full Board of the Trusts. Acting on that recommendation, on August 22, 2025, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trusts to vote on the election of the Nominees to the Board.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Meeting, any Nominee becomes unable to serve for any reason or for good cause will not serve, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the Nominees have consented to being named in this Proxy Statement and to serve if elected. The Trusts know of no reason why any Nominee would be unable or unwilling to serve if elected.

The business and affairs of the Trusts, including those of the Funds, are managed under the direction of the Board. As stated above, the 12 Trusts have a combined total of 95 separate Funds, and each Trustee oversees all Funds. In addition to the Funds, some Trustees also oversee other funds advised by JHIM or JHIM’s affiliates (collectively with the Funds, the “John Hancock Fund Complex”).

Information Concerning Nominees

The following tables set forth certain information regarding the Nominees: Kristie M. Feinberg, William K. Bacic, Thomas R. Wright, Christine L. Hurtsellers, and Kenneth J. Phelan. The tables present information regarding the Nominees’ principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the tables include information concerning other directorships held by each Nominee in other registered investment companies or publicly traded companies. Information is listed separately for each Nominee who is a Non-Independent Trustee and the Independent Trustees. As of April 30, 2025, the “John Hancock Fund Complex” consisted of 181 funds (including separate series of series mutual funds). The address of each Nominee is 200 Berkeley Street, Boston, Massachusetts 02116.

Five Nominees Standing For Election

Non-Independent Trustees Who Are Nominees

Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee

Kristie M. Feinberg[2] (1975)	President (Chief Executive Officer and Principal Executive Officer) (since 2023) Trustee (since 2025)

Head of Retail, Manulife Investment Management (since 2025); Head of Wealth & Asset Management, U.S. and Europe, for John Hancock and Manulife (2023–2025); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021–2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019–2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001–2019, including prior positions); President (Chief Executive Officer and Principal Executive Officer) of various trusts within the John Hancock Fund Complex (since 2023, including prior positions).

Trustee of various trusts within the John Hancock Fund Complex (since 2025).

174

(1)

Because each Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

(2)	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Independent Trustees Who Are Nominees

Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee

William K. Bacic (1956)	Trustee (since 2024)	Director, Audit Committee Chairman, and Risk Committee Member, DWS USA Corp. (formerly, Deutsche Asset Management) (2018-2024); Senior Partner, Deloitte & Touche LLP (1978- retired 2017, including prior positions), specializing in the investment management industry. Trustee of various trusts within the John Hancock Fund Complex (since 2024).	174

Thomas R. Wright (1961)	Trustee (since 2024)	Chief Operating Officer, JMP Securities (2020-2023); Director of Equities, JMP Securities (2013-2023); Executive Committee Member, JMP Group (2013-2023); Global Head of Trading, Sanford C. Bernstein & Co. (2004-2012); and Head of European Equity Trading and Salestrading, Merrill, Lynch & Co. (1998-2004, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2024).	174

Christine L. Hurtsellers (1963)	Nominee for Trustee	Director, Investment Committee Chair, Chariot Re (since 2025); Board Counselor, UNICEF USA (since 2018); Board Counselor, The Carter Center (since 2010); Voya Financial, Inc., Chief Executive Officer, Voya Investment Management (2016-2024), Chief Investment Officer, Fixed Income (2009-2016); Board Governor, Investment Company Institute (2019-2024); Director, Pomona Capital, (2018-2024); Former Member, US Treasury Borrowing Advisory Committee, (2014-2022).	174

Kenneth J. Phelan (1959)	Nominee for Trustee	Director, Audit, Finance & Social Responsibility Committees member, Adtalem Global Education Inc. (since 2020); Director, Risk Oversight Chair, Executive, Human Resources & Compensation Committees member, Huntington Bancshares Incorporated (since 2019); Senior Advisor, Oliver Wyman, Inc. (since 2019); Chief Risk Officer, U.S. Department of the Treasury (2014-2019).	174

(1)

Because each Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust

(provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

Correspondence intended for any of the Nominees may be sent to the attention of the individual Nominee or to the Board at 200 Berkeley Street, Boston, Massachusetts 02116. All communications addressed to the Board or individual Nominee will be logged and sent to the Board or individual Nominee.

Information Concerning Other Trustees

The following table sets forth information concerning the Trustees of the Trusts who are not standing for election at the Meeting. The address of each Trustee who is not a Nominee is 200 Berkeley Street, Boston, Massachusetts 02116.

Trustees Not Standing For Election

Non-Independent Trustees Who Are Not Nominees

Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

Andrew G. Arnott[2] (1971)	Trustee (since 2017)

Global Head of Institutional for Manulife (since 2025); Global Head of Retail for Manulife (2022-2025); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2022); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Trustee of various trusts within the John Hancock Fund Complex (since 2017).

178

(1)

Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

(2)	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Independent Trustees Who Are Not Nominees

Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

James R. Boyle (1959)	Trustee,each Trust (2005–2010, 2012–2014,and since 2015)	Board Member, United of Omaha Life Insurance Company (since 2022); Board Member, Mutual of Omaha Investor Services, Inc. (since 2022); Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022); Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).	174

William H. Cunningham (1944)	Trustee, Current Interest and Investment Trust (since 1986); Trustee, John Hancock Funds III (since 2006).	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Chairman of the Board, Nuclein (since 2020); Director, Southwest Airlines (2000 - 2024). Trustee of various trusts within the John Hancock Fund Complex (since 1986).	178

Noni L. Ellison (1971)	Trustee, each Trust (since 2022)

Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023); Board Member, Congressional Black Caucus Foundation (since 2024).

Trustee of various trusts within the John Hancock Fund Complex (since 2022).

			174

Grace K. Fey (1946)	Trustee, each Trust (since 2012)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).	181

Independent Trustees Who Are Not Nominees

Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Dean C. Garfield (1968)	Trustee, each Trust (since 2022)

Senior Vice-President, TKO Group (a premier sports and live entertainment company) (since 2025); Vice President, Netflix, Inc. (2019–2024); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019).

Trustee of various trusts within the John Hancock Fund Complex (since 2022).

174

Deborah C. Jackson (1952)	Trustee, each Trust (since 2008) and Vice Chairperson of the Board, each Trust (since 2025)

President, Cambridge College, Cambridge, Massachusetts (2011–2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018–2020); Board of Directors, National Association of Corporate Directors/New England (2015–2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee (since 2008) and Vice Chairperson of the Board (since 2025) of various trusts within the John Hancock Fund Complex.

177

Hassell H. McClellan (1945)	Trustee, Current Interest and Investment Trust (since 2012), Trustee, John Hancock Funds III (2005–2006 and since 2012); Chairperson of the Board, each Trust (since 2017)	Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008–2020); Director, The Barnes Group (2010–2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.	181

Independent Trustees Who Are Not Nominees

Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

Frances G. Rathke (1960)	Trustee, each Trust (since 2020)	Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003–retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).	174

(1)

Because each Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

Principal Officers Who Are Not Trustees or Nominees

The following table presents information regarding the current principal officers of the Trusts who are neither current Trustees nor Nominees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. Each such officer’s business address is 200 Berkeley Street, Boston, Massachusetts 02116.

Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) During the Past 5 Years

Fernando A. Silva (1977)	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) (since 2024)	Director, Fund Administration and Assistant Treasurer, John Hancock Funds (2016-2020); Assistant Treasurer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Assistant Vice President, John Hancock Life & Health Insurance Company, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (since 2021); Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of various trusts within the John Hancock Fund Complex (since 2024).

Salvatore Schiavone (1965)	Treasurer (since 2015)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) During the Past 5 Years

Christopher (Kit) Sechler (1973)	Secretary and Chief Legal Officer (since 2018)	Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).

Trevor Swanberg (1979)	Chief Compliance Officer (since 2020)	Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).

(1)	Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.

Additional Information about the Trustees and Nominees

In addition to the description of each Trustee’s or Nominee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s or Nominee’s specific experience, qualifications, attributes or skills with respect to each Trust. The information in this section should not be understood to mean that any of the Trustees or Nominees is an “expert” within the meaning of the federal securities laws.

The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee or Nominee represent a diversity of experiences and a variety of complementary skills and expertise. Each Trustee and Nominee has experience as a board member. Ms. Feinberg and Messrs. Bacic and Wright have experience as Trustees of John Hancock funds. Ms. Hurtsellers and Mr. Phelan each have experience serving on the boards of companies in the financial services industry. It is the Trustees’ belief that these experiences will allow the Board, as a whole, to oversee the business of the Funds and the other funds in the John Hancock Fund Complex in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Independent Trustees Standing for Election and Nominees

William K. Bacic – As a retired Certified Public Accountant, Mr. Bacic served as New England Managing Partner of a major independent registered public accounting firm, as well as a member of its U.S. Executive Committee, and has deep financial and accounting expertise. He served as the lead partner on the firm’s largest financial services companies, primarily focused on the investment management industry and mutual funds. He also has expertise in corporate governance and regulatory matters as well as prior experience serving as a board member and audit committee chair of a large global asset management company.

Thomas R. Wright – As a retired Chief Operating Officer of a significant capital markets firm and a former Director of Equities and Executive Committee Member, Mr. Wright has deep executive, investment banking, portfolio management, securities brokerage, and equity research expertise. Mr. Wright has also served as the Global Head of Trading and Head of European Equity Trading and Salestrading at an investment bank and asset manager and has substantial securities industry and international trading and markets expertise.

Christine L. Hurtsellers – As the former Chief Executive Officer and Chief Investment Officer, Fixed Income, of Voya Investment Management and a former member of the Board of Governors of the Investment Company Institute Ms. Hurtsellers brings deep leadership, risk management, corporate strategy, operations, and regulatory expertise in the investment management, financial services, and capital markets industries. She also brings strong board leadership experience in her roles as a director of a life and annuity reinsurance business and a number of large non-profits.

Kenneth J. Phelan – Through his role as a director of a bank holding company and a public company and through his former roles as chief risk officer of the U.S. Department of the Treasury and various financial institutions, Mr. Phelan brings a strong background in risk management and oversight, legal and regulatory compliance, and corporate strategy, as well as leadership and operational experience in investment management, banking and capital markets. He also brings strong board leadership experience, including through challenging market environments.

Independent Trustees Not Standing for Election

James R. Boyle – Mr. Boyle has high-level executive, financial, operational, governance, regulatory and leadership experience in the financial services industry, including in the development and management of registered investment companies, variable annuities, retirement and insurance products. Mr. Boyle is the former President and CEO of a large international fraternal life insurance company and is the former President and CEO of multi-line life insurance and financial services companies. Mr. Boyle began his career as a Certified Public Accountant with Coopers & Lybrand.

William H. Cunningham – Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and at the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Noni L. Ellison – As a senior vice president, general counsel, and corporate secretary with over 25 years of executive leadership experience, Ms. Ellison has extensive management and business expertise in legal, regulatory, compliance, operational, quality assurance, international, finance and governance matters

Grace K. Fey – Ms. Fey has significant governance, financial services, and asset management industry expertise based on her extensive non-profit board experience, as well as her experience as a consultant to non-profit and corporate boards, and as a former director and executive of an investment management firm.

Dean C. Garfield – As a former president and chief executive officer of a leading industry organization and current Senior Vice-President of a leading international sports and live entertainment company, Mr. Garfield has significant and diverse global executive operational, governance, regulatory, and leadership experience. He also has experience as a leader overseeing and implementing global public policy matters including strategic initiatives.

Deborah C. Jackson – Ms. Jackson has leadership, governance, management, and operational oversight experience as the lead director of a large bank, former president of a college, and as the former chief executive officer of a major charitable organization. She also has expertise in financial services matters and oversight and corporate governance experience as a current and former director of various other corporate organizations, including an insurance company, a regional stock exchange, a telemedicine company, and non-profit entities.

Hassell H. McClellan – As a former professor of finance and policy in the graduate management department of a major university, a director of a public company, and as a former director of several privately held companies, Dr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trusts.

Frances G. Rathke – Through her former positions in senior financial roles, as a former Certified Public Accountant, and as a consultant on strategic and financial matters, Ms. Rathke has experience as a leader overseeing, conceiving, implementing, and analyzing strategic and financial growth plans, and financial statements. Ms. Rathke also has experience in the auditing of financial statements and related materials. In addition, she has experience as a director of various organizations, including a publicly traded company and a non-profit entity.

Non-Independent Trustee Standing for Election

Kristie M. Feinberg – As President and CEO of John Hancock Investment Management and of various trusts within the John Hancock Fund Complex, and through prior leadership roles at Manulife Investment Management including Head of Wealth & Asset Management, U.S. and Europe and CFO and Global Head of Strategy, Ms. Feinberg brings deep expertise in financial services. Her strong background in finance, strategy, and leadership, along with a proven track record of expanding product offerings and distribution, enables her to provide strategic insight and management input to the Board.

Non-Independent Trustee Not Standing for Election

Andrew G. Arnott – As current and former President of various trusts within the John Hancock Fund Complex, and through prior leadership roles including Global Head of Retail for Manulife, and as Trustee of the John Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees; Committee Structure

Each Trust is organized as a Massachusetts business trust. Under each Trust’s Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee and Nominee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information about the Trustees and Nominees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met five times during the fiscal years ended May 31, 2025 and March 31, 2025, December 31, 2024, October 31, 2024, August 31, 2024, and July 31, 2024.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in each Trust’s Statement of Additional Information or pursuant to each Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Ms. Feinberg and Messrs. Arnott and Boyle, as current or former senior executives of the Advisor and the Distributor (or of their parent company, MFC), and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of each Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Investment Committee; and Nominating and Governance Committee. The current membership of each committee is set forth below.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bacic and Cunningham and Ms. Rathke). Ms. Rathke serves as Chairperson of this Committee. This Committee reviews the internal and external accounting and auditing procedures of the Trusts and, among other things, considers the selection of an independent registered public accounting firm for the Trusts, approves all significant services proposed to be performed by their independent registered public accounting firm(s) and considers the possible effect of such services on their independence. Ms. Rathke and Mr. Bacic have each been designated by the Board as an “audit committee financial expert,” as defined in the SEC Rules. This Committee met four times during the fiscal years ended July 31, 2024, August 31, 2024, October 31, 2024, December 31, 2024, March 31, 2025, and May 31, 2025, respectively.

Compliance Committee. The Board also has a standing Compliance Committee (Ms. Fey, Mr. Garfield and Ms. Jackson). Ms. Fey serves as Chairperson of this Committee. This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trusts. This Committee met four times during the fiscal years ended July 31, 2024, August 31, 2024, October 31, 2024, December 31, 2024, March 31, 2025, and May 31, 2025, respectively.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Mr. Boyle, Ms. Ellison, and Mr. Wright). Mr. Boyle serves as Chairperson of this Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trusts and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the Funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the Funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the Funds. This Committee met four times during the fiscal years ended July 31, 2024, August 31, 2024, October 31, 2024, December 31, 2024, March 31, 2025, and May 31, 2025, respectively.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each an “Investment Sub-Committee”). Messrs. Boyle, and Cunningham, and Mses. Ellison and Jackson serve as Chairpersons of the Investment Sub-Committees. Each Investment Sub-Committee reviews investment matters relating to a particular group of Funds in the John Hancock Fund Complex and coordinates with the full Board regarding investment matters. This Committee met five times during the fiscal years ended July 31, 2024, August 31, 2024, October 31, 2024, December 31, 2024, March 31, 2025 and May 31 2025, respectively.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. Dr. McClellan serves as Chairperson of this Committee. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee. This Committee met five times during the fiscal years ended July 31, 2024, August 31, 2024, October 31, 2024, December 31, 2024, March 31, 2025, and May 31, 2025, respectively.

Shareholder nominations may be submitted to the Trust who will then forward the nominations to the Chairman of the Nominating and Governance Committee. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act in order to be considered by the Nominating and Governance Committee. In evaluating a nominee recommended by a shareholder, the Nominating and Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the Trust’s proxy card(s). If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card(s) distributed with the Trust’s proxy statement.

As noted in Exhibit A, while the re-nomination of existing Trustees will not be viewed as automatic, the Nominating and Governance Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the “Statement of Policy on Criteria for Selecting Independent Trustees” set forth in Annex A to Exhibit A. Consequently, while the Nominating and Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Nominating and Governance Committee may only act upon such recommendations if there is a vacancy on the Board, or the Nominating and Governance Committee determines that the selection of a new or additional Trustee is in the best interests of the Trust. In the event that a vacancy arises or a change in the Board membership is determined to be advisable, the Nominating and Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means as discussed in Exhibit A.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by the Advisor, the Funds’ CCO and other service providers to the Funds. The Advisor has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. Each Fund’s subadvisor, subject to oversight of the Advisor, is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of four Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO or his/her designee regarding subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the Funds’ subadvisors to receive reports regarding management of the Funds, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each

Fund’s valuation of its portfolio securities, assisted by the Advisor’s Pricing Committee (composed of officers of the Advisor), which calculates fair value determinations pursuant to procedures established by the Advisor and adopted by the Board.

With respect to valuation, the Advisor provides periodic reports to the Board and Investment Committee that enables the Board to oversee the Advisor, as each Fund’s valuation designee, in assessing, managing and reviewing material risks associated with fair valuation determinations, including material conflicts of interest. In addition, the Board reviews the Advisor’s performance of an annual valuation risk assessment under which the Advisor seeks to identify and enumerate material valuation risks which are or may be impactful to the Funds including, but not limited to (1) the types of investments held (or intended to be held) by the Funds, giving consideration to those investments’ characteristics; (2) potential market or sector shocks or dislocations which may affect the ongoing valuation operations; (3) the extent to which each fair value methodology uses unobservable inputs; (4) the proportion of each Fund’s investments that are fair valued as determined in good faith, as well as their contributions to a Fund’s returns; (5) the use of fair value methodologies that rely on inputs from third-party service providers; and (6) the appropriateness and application of the methods for determining and calculating fair value. The Advisor reports any material changes to the risk assessment, along with appropriate actions designed to manage such risks, to the Board.

The Compliance Committee assists the Board in overseeing the activities of the Trusts’ CCO with respect to the compliance programs of the Funds, the Advisor, the subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the Funds’ Advisor on a periodic basis regarding the risks facing the Funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

The Board considers liquidity risk management issues as part of its general oversight responsibilities and oversees the Trust’s liquidity risk through, among other things, receiving periodic reporting and presentations that address liquidity matters. As required by rule 22e-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, has approved the Trust’s Liquidity Risk Management Program (the “LRM Program”), which is reasonably designed to assess and manage the Trust’s liquidity risk, and has appointed the LRM Program Administrator that is responsible for administering the LRM Program. The Board receives liquidity risk management reports under the Funds’ LRM Program and reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.

As required by rule 18f-4 under the 1940 Act, Funds that engage in derivatives transactions, other than limited derivatives users, generally must adopt and implement written derivatives risk management program (the “Derivatives Risk Management Program”), that is reasonably designed to manage the Funds’ derivatives risks, while taking into account the Funds’ derivatives and other investments. This program includes risk guidelines, stress testing, internal reporting and escalation and periodic review of the program. To the extent that the Funds invest in derivatives, on a quarterly and annual, the Advisor will provide the Board with written reports that address the operation, adequacy and effectiveness of the Funds’ Derivatives Risk Management Program, which is generally designed to assess and manage derivatives risk.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trusts’ CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trusts’ CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors, and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Trustees

Each Trust pays fees to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following tables show the compensation paid to each Independent Trustee for his or her service as a Trustee for the most recent fiscal years or periods indicated. Each Independent Trustee receives in the aggregate from the Trust and the other open-end funds in the John Hancock Fund Complex an annual retainer of $311,520 a fee of $23,795.20 for each regular meeting of the Trustees (in person or via videoconference or teleconference) and a fee of $5,000 for each special meeting of the Trustees (in person or via videoconference or teleconference). The Chairperson of the Board receives an additional retainer of $221,728. The Vice Chairperson of the Board receives an additional retainer of $20,000. The Chairperson of each of the Audit Committee, Compliance Committee, and Contracts, Legal & Risk Committee receives an additional $40,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $20,000 retainer.

The following tables provide information regarding the compensation paid by the Trusts and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services during the most recent fiscal years. In these tables, the amount shown for each of Christine L. Hurtsellers and Kenneth J. Phelan for all periods is “None” since each of these individuals is proposed to be elected to the Board of each Trust and does not currently serve as an Independent Trustee. For all periods shown below, each Trust did not pay compensation to the current Non-Independent Trustees.

Compensation for Fiscal Year Ended July 31, 2024

Independent Trustee	Aggregate Compensation from John Hancock Funds II - July 31 Fiscal Year End Funds ($)	Total Compensation from the John Hancock Fund Complex($)[1]
Bacic[2]	N/A	N/A
Boyle	75,055	291,640
Cunningham	118,631	545,640
Ellison	113,085	450,640
Fey	138,161	703,140
Garfield	113,076	450,640
Jackson	118,631	558,140
McClellan	172,293	858,340
Pruchansky[3]	118,631	470,640
Rathke	129,801	510,640
Russo[4]	58,786	233,000
Wright[2]	N/A	N/A
Hurtsellers	None	None
Phelan	None	None

(1)	There were approximately 184 series in the John Hancock Fund Complex as of July 31, 2024.

(2)	Appointed to serve as Trustee effective August 1, 2024.
(3)	Mr. Pruchansky retired as Trustee effective December 31, 2024.
(4)	Mr. Russo retired as Trustee effective August 1, 2024.

Compensation for Fiscal Year Ended August 31, 2024

Independent Trustee	Aggregate Compensation from John Hancock Funds II - August 31 Fiscal Year End Funds ($)	Total Compensation from the John Hancock Fund Complex($)[1]
Bacic[2]	40,719	169,000
Boyle	118,544	470,640
Cunningham	118,743	545,640
Ellison	113,190	450,640
Fey	138,290	703,140
Garfield	113,181	450,640
Jackson	118,743	558,140
McClellan	172,474	858,340
Pruchansky[3]	118,743	470,640
Rathke	129,921	510,640
Russo[4]	66,469	264,500
Wright[2]	40,719	169,000
Hurtsellers	None	None
Phelan	None	None

(1)	There were approximately 185 series in the John Hancock Fund Complex as of August 31, 2024.
(2)	Appointed to serve as Trustee effective August 1, 2024
(3)	Mr. Pruchansky retired as Trustee effective December 31, 2024.
(4)	Mr. Russo retired as Trustee effective August 1, 2024.

Compensation for Fiscal Year Ended October 31, 2024

Independent Trustee	Aggregate Compensation from Capital Series – October 31 Fiscal Year End Funds ($)	Aggregate Compensation from Investment Trust – October 31 Fiscal Year End Funds ($)	Aggregate Compensation from Investment Trust II – October 31 Fiscal Year End Funds ($)	Total Compensation from the John Hancock Fund Complex ($)[1]
Bacic[2]	2,313	16,254	841	191,880
Boyle	6,391	40,676	2,165	471,520
Cunningham	6,378	40,706	2,122	546,520
Ellison	6,082	38,789	2,021	451,520
Fey	7,463	47,272	2,475	704,020
Garfield	6,081	38,791	2,023	451,520
Jackson	6,378	40,706	2,122	559,020
McClellan	9,254	59,203	3,087	859,220
Pruchansky[3]	6,378	40,706	2,122	471,520
Rathke	7,011	44,383	2,331	511,520
Russo[4]	3,459	20,615	1,139	242,500
Wright[2]	2,313	16,254	841	191,880
Hurtsellers	None	None	None	None
Phelan	None	None	None	None

(1)	There were approximately 185 series in the John Hancock Fund Complex as of October 31, 2024.
(2)	Appointed to serve as Trustee effective August 1, 2024
(3)	Mr. Pruchansky retired as Trustee effective December 31, 2024.
(4)	Mr. Russo retired as Trustee effective August 1, 2024.

Compensation for Fiscal Year Ended December 31, 2024

Independent Trustee	Aggregate Compensation from John Hancock Funds II - December 31 Fiscal Year End Funds ($)	Aggregate Compensation from Collateral Trust - December 31 Fiscal Year End Funds ($)	Total Compensation from the John Hancock Fund Complex ($)[1]
Bacic[2]	53,279	2,200	214,760
Boyle	129,656	4,200	512,400
Cunningham	118,935	4,200	547,400
Ellison	113,382	4,200	452,400
Fey	131,450	4,200	679,900
Garfield	113,373	4,200	452,400
Jackson	118,935	4,200	559,900
McClellan	172,666	4,200	860,100
Pruchansky[3]	118,935	4,200	472,400
Rathke	130,112	4,200	512,400
Russo[4]	54,127	2,367	220,500
Wright[2]	53,279	2,200	214,760
Hurtsellers	None	None	None
Phelan	None	None	None

(1)	There were approximately 187 series in the John Hancock Fund Complex as of December 31, 2024.
(2)	Appointed to serve as Trustee effective August 1, 2024.
(3)	Mr. Pruchansky retired as Trustee effective December 31, 2024.
(4)	Mr. Russo retired as Trustee effective August 1, 2024.

Compensation for Fiscal Year Ended March 31, 20251

Independent Trustee	Aggregate Compensation from John Hancock Funds III - March 31 Fiscal Year End Funds ($)	Aggregate Compensation from Current Interest - March 31 Fiscal Year End Funds ($)	Aggregate Compensation from Investment Trust - March 31 Fiscal Year End Funds ($)	Total Compensation from the John Hancock Fund Complex[1] ($)
Bacic[2]	66,040	1,986	35,364	414,315
Boyle	92,792	2,777	49,462	562,955
Cunningham	81,761	2,467	43,774	502,955
Ellison	79,973	2,414	42,813	492,955
Fey	87,523	2,643	46,884	535,455
Garfield	78,213	2,359	41,863	482,955
Jackson	83,537	2,522	44,726	512,955
McClellan	116,765	3,543	62,808	700,419
Pruchansky[3]	48,447	1,447	25,886	293,400
Rathke	85,308	2,576	45,685	522,955
Russo[4]	4,973	148	2,664	31,500
Wright[2]	66,040	1,986	35,364	414,315
Hurtsellers	None	None	None	None
Phelan	None	None	None	None

(1)	There were approximately 182 series in the John Hancock Fund Complex as of March 31, 2025.
(2)	Appointed to serve as Trustee effective August 1, 2024.
(3)	Mr. Pruchansky retired as Trustee effective December 31, 2024.
(4)	Mr. Russo retired as Trustee effective August 1, 2024.

Compensation for Fiscal Year Ended May 31, 2025

Independent Trustee	Aggregate Compensation from Bond Trust - May 31 Fiscal Year End Funds ($)	Aggregate Compensation from California Tax - Free Income Fund - May 31 Fiscal Year End Funds ($)	Aggregate Compensation from Municipal Securities Trust - May 31 Fiscal Year End Funds ($)	Aggregate Compensation from Sovereign Bond Fund - May 31 Fiscal Year End Funds ($)	Aggregate Compensation from Strategic Series - May 31 Fiscal Year End Funds ($)	Total Compensation from the John Hancock Fund Complex ($)[1]
Bacic[2]	8,519	653	2,217	36,772	3,361	414,315
Boyle	10,894	831	2,824	46,968	4,290	517,195
Cunningham	9,497	720	2,461	40,920	3,742	532,195
Ellison	9,270	705	2,406	39,958	3,658	447,195
Fey	10,241	774	2,650	44,105	4,030	652,195
Garfield	9,037	685	2,342	38,939	3,561	437,195
Jackson	9,729	739	2,524	41,937	3,837	554,695
McClellan	14,066	1,066	3,643	60,553	5,538	849,159
Pruchansky[3]	5,150	359	1,278	21,878	1,961	247,640
Rathke	9,957	755	2,580	42,901	3,923	477,195
Russo[4]	635	43	156	2,687	238	31,500
Wright[2]	8,519	653	2,217	36,772	3,361	414,315
Hurtsellers	None	None	None	None	None	None
Phelan	None	None	None	None	None	None

(1)	There were approximately 180 series in the John Hancock Fund Complex as of May 31, 2025.
(2)	Appointed to serve as Trustee effective August 1, 2024.
(3)	Mr. Pruchansky retired as Trustee effective December 31, 2024.
(4)	Mr. Russo retired as Trustee effective August 1, 2024.

No Trust has a pension or retirement plan for any of its Trustees or officers.

Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Trustee, owned beneficially by each Trustee as of December 31, 2024. The table lists only those Funds in which one or more of the Trustees own shares. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, dollar ranges are identified.

Fund/Trustee	Arnott	Bacic	Boyle	Cunningham	Ellison	Feinberg[1]	Fey
2010 Lifetime Blend Portfolio	None	None	None	None	None	N/A	None
2015 Lifetime Blend Portfolio	None	None	None	None	None	N/A	None
2020 Lifetime Blend Portfolio	None	None	None	None	None	N/A	None
2025 Lifetime Blend Portfolio	None	None	None	None	None	N/A	None

2030 Lifetime Blend Portfolio	$1– $10,000	None	None	None	None	N/A	None

2035 Lifetime Blend Portfolio	None	None	None	None	None	N/A	None

2040 Lifetime Blend Portfolio	None	None	None	None	None	N/A	None

2045 Lifetime Blend Portfolio	None	None	None	None	None	N/A	None

2050 Lifetime Blend Portfolio	None	None	None	None	None	N/A	None

2055 Lifetime Blend Portfolio	None	None	None	None	None	N/A	None

2060 Lifetime Blend Portfolio	None	None	None	None	None	N/A	None

2065 Lifetime Blend Portfolio	None	None	None	None	None	N/A	None

2070 Lifetime Blend Portfolio	None	None	None	None	None	N/A	None

Alternative Asset Allocation Fund	None	None	None	None	None	N/A	None

Balanced Fund	None	None	None	None	None	N/A	None

Blue Chip Growth Fund	None	None	None	None	None	N/A	None

Bond Fund	$50,001- $100,000	None	None	None	None	N/A	None

California Municipal Bond Fund	None	None	None	None	None	N/A	None

Fund/Trustee	Arnott	Bacic	Boyle	Cunningham	Ellison	Feinberg[1]	Fey

Capital Appreciation Value Fund	None	None	None	None	None	N/A	None

Classic Value Fund	None	None	over $100,000	None	None	N/A	None

Collateral Trust	None	None	None	None	None	N/A	None

Core Bond Fund	None	None	None	None	None	N/A	None

Disciplined Value Emerging Markets Equity Fund	None	None	None	None	None	N/A	None

Disciplined Value Fund	over $100,000	None	None	None	None	N/A	None

Disciplined Value Global Long/Short Fund	None	None	None	None	None	N/A	None

Disciplined Value International Fund	None	None	over $100,000	None	None	N/A	None

Disciplined Value Mid Cap Fund	None	None	None	None	None	N/A	None

Diversified Macro Fund	None	None	None	None	None	N/A	None

Diversified Real Assets Fund	None	None	None	None	None	N/A	None

Emerging Markets Debt Fund	None	None	None	None	None	N/A	None

Emerging Markets Equity Fund	None	None	None	None	None	N/A	None

Equity Income Fund	None	None	None	None	None	N/A	None

ESG Large Cap Core Fund	None	None	None	None	None	N/A	None

Financial Industries Fund	None	None	None	over $100,000	None	N/A	None

Floating Rate Income Fund	None	None	None	None	None	N/A	None

Fundamental All Cap Core Fund	None	None	None	None	None	N/A	None

Fundamental Equity Income Fund	None	None	None	None	None	N/A	None

Fundamental Large Cap Core Fund	$1– $10,000	None	None	None	None	N/A	None

Fund/Trustee	Arnott	Bacic	Boyle	Cunningham	Ellison	Feinberg[1]	Fey

Global Climate Action Fund	None	None	None	None	None	N/A	None

Global Environmental Opportunities Fund	None	None	None	None	None	N/A	None

Global Equity Fund	None	None	None	None	None	N/A	None

Global Shareholder Yield Fund	None	None	None	$10,001– $50,000	None	N/A	$10,001– $50,000

High Yield Fund	None	None	None	None	None	N/A	None

High Yield Municipal Bond Fund	None	None	None	None	None	N/A	None

Income Fund	None	None	None	None	None	N/A	None

Infrastructure Fund	None	None	None	None	None	N/A	None

International Dynamic Growth Fund	None	None	None	None	None	N/A	None

International Growth Fund	None	None	None	None	None	N/A	None

International Strategic Equity Allocation Fund	None	None	None	None	None	N/A	None

Investment Grade Bond Fund	None	None	None	None	None	N/A	None

Lifestyle Blend Aggressive Portfolio	None	None	None	None	None	N/A	None

Lifestyle Blend Balanced Portfolio	None	None	None	None	None	N/A	None

Lifestyle Blend Conservative Portfolio	None	None	None	None	None	N/A	None

Lifestyle Blend Growth Portfolio	None	None	None	None	None	N/A	None

Lifestyle Blend Moderate Portfolio	None	None	None	None	None	N/A	None

Managed Account Shares Bond Completion Portfolio	None	None	None	None	None	N/A	None

Fund/Trustee	Arnott	Bacic	Boyle	Cunningham	Ellison	Feinberg[1]	Fey

Managed Account Shares Investment- Grade Corporate Bond Portfolio	None	None	None	None	None	N/A	None

Managed Account Shares Non-Investment- Grade Corporate Bond Portfolio	None	None	None	None	None	N/A	None

Managed Account Shares Non-Investment- Grade Municipal Bond Portfolio	None	None	None	None	None	N/A	None

Managed Account Shares Securitized Debt Portfolio	None	None	None	None	None	N/A	None

Mid Cap Growth Fund	None	None	None	None	None	N/A	None

Mid Value Fund	None	None	None	None	None	N/A	None

Money Market Fund	over $100,000	None	None	None	None	N/A	None

Multi-Asset Absolute Return Fund	None	None	None	None	None	N/A	None

Multi-Asset High Income Fund	None	None	None	None	None	N/A	None

Multimanager 2010 Lifetime Portfolio	None	None	None	None	None	N/A	None

Multimanager 2015 Lifetime Portfolio	None	None	None	None	None	N/A	None

Multimanager 2020 Lifetime Portfolio	None	None	None	None	None	N/A	None

Multimanager 2025 Lifetime Portfolio	None	None	None	None	None	N/A	None

Multimanager 2030 Lifetime Portfolio	None	None	None	None	None	N/A	None

Multimanager 2035 Lifetime Portfolio	None	None	None	None	None	N/A	None

Fund/Trustee	Arnott	Bacic	Boyle	Cunningham	Ellison	Feinberg[1]	Fey

Multimanager 2040 Lifetime Portfolio	None	None	None	None	None	N/A	None

Multimanager 2045 Lifetime Portfolio	None	None	None	None	None	N/A	None

Multimanager 2050 Lifetime Portfolio	None	None	None	None	None	N/A	None

Multimanager 2055 Lifetime Portfolio	None	None	None	None	None	N/A	None

Multimanager 2060 Lifetime Portfolio	None	None	None	None	None	N/A	None

Multimanager 2065 Lifetime Portfolio	None	None	None	None	None	N/A	None

Multimanager 2070 Lifetime Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Multimanager Lifestyle Aggressive Portfolio	None	None	None	$50,001- $100,000	None	N/A	None

Multimanager Lifestyle Balanced Portfolio	None	None	None	None	None	N/A	None

Multimanager Lifestyle Conservative Portfolio	None	None	None	None	None	N/A	None

Multimanager Lifestyle Growth Portfolio	None	None	None	$50,001– $100,000	None	N/A	$50,001– $100,000

Multimanager Lifestyle Moderate Portfolio	None	None	None	None	None	N/A	None

Municipal Opportunities Fund	None	None	None	None	None	N/A	None

Opportunistic Fixed Income Fund	Over $100,000	None	None	None	None	N/A	None

Fund/Trustee	Arnott	Bacic	Boyle	Cunningham	Ellison	Feinberg[1]	Fey

Real Estate Securities Fund	None	None	None	None	None	N/A	None

Regional Bank Fund	None	None	None	over $100,000	None	N/A	None

Short Duration Bond Fund	None	None	None	None	None	N/A	None

Short Duration Municipal Opportunities Fund	None	None	None	None	None	N/A	None

Small Cap Core Fund	None	None	None	None	None	N/A	None

Small Cap Dynamic Growth Fund	None	None	None	None	None	N/A	None

Strategic Income Opportunities Fund	None	None	None	None	None	N/A	None

U. S. Global Leaders Growth Fund	None	None	None	over $100,000	None	N/A	None

U.S. Growth Fund	None	None	None	None	None	N/A	None

U.S. Sector Rotation Fund	None	None	None	None	None	N/A	None

John Hancock Fund Complex	over $100,000	None	over $100,000	over $100,000	None	N/A	over $100,000

Fund/Trustee	Garfield	Jackson	McClellan	Rathke	Wright	Hurtsellers	Phelan

2010 Lifetime Blend Portfolio	None	None	None	None	None	N/A	N/A

2015 Lifetime Blend Portfolio	None	None	None	None	None	N/A	N/A

2020 Lifetime Blend Portfolio	None	None	None	None	None	N/A	N/A

2025 Lifetime Blend Portfolio	None	None	None	None	None	N/A	N/A

2030 Lifetime Blend Portfolio	None	None	None	None	None	N/A	N/A

2035 Lifetime Blend Portfolio	None	None	None	None	None	N/A	N/A

2040 Lifetime Blend Portfolio	None	None	None	None	None	N/A	N/A

2045 Lifetime Blend Portfolio	None	None	None	None	None	N/A	N/A

Fund/Trustee	Garfield	Jackson	McClellan	Rathke	Wright	Hurtsellers	Phelan

2050 Lifetime Blend Portfolio	None	None	None	None	None	N/A	N/A

2055 Lifetime Blend Portfolio	None	None	None	None	None	N/A	N/A

2060 Lifetime Blend Portfolio	None	None	None	None	None	N/A	N/A

2065 Lifetime Blend Portfolio	None	None	None	None	None	N/A	N/A

2070 Lifetime Blend Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Alternative Asset Allocation Fund	None	None	None	None	None	N/A	N/A

Balanced Fund	None	$10,001– $50,000	None	None	None	N/A	N/A

Blue Chip Growth Fund	None	None	None	None	None	N/A	N/A

Bond Fund	None	None	None	None	None	N/A	N/A

California Municipal Bond Fund	None	None	None	None	None	N/A	N/A

Capital Appreciation Value Fund	None	None	None	None	None	N/A	N/A

Classic Value Fund	None	$10,001– $50,000	None	None	None	N/A	N/A

Collateral Trust	None	None	None	None	None	N/A	N/A

Core Bond Fund	None	None	None	None	None	N/A	N/A

Disciplined Value Emerging Markets Equity Fund	None	None	None	None	None	N/A	N/A

Disciplined Value Fund	None	$10,001– $50,000	None	None	None	N/A	N/A

Disciplined Value Global Long/Short Fund	None	None	None	None	None	N/A	N/A

Disciplined Value International Fund	None	None	None	None	None	N/A	N/A

Disciplined Value Mid Cap Fund	None	None	None	None	None	N/A	N/A

Diversified Macro Fund	None	None	None	None	None	N/A	N/A

Diversified Real Assets Fund	None	None	None	None	None	N/A	N/A

Fund/Trustee	Garfield	Jackson	McClellan	Rathke	Wright	Hurtsellers	Phelan

Emerging Markets Debt Fund	None	None	None	None	None	N/A	N/A

Emerging Markets Equity Fund	None	None	None	None	None	N/A	N/A

Equity Income Fund	None	None	None	None	None	N/A	N/A

ESG Large Cap Core Fund	None	None	None	None	None	N/A	N/A

Financial Industries Fund	None	None	None	None	None	N/A	N/A

Floating Rate Income Fund	None	None	None	None	None	N/A	N/A

Fundamental All Cap Core Fund	None	None	None	None	None	N/A	N/A

Fundamental Equity Income Fund	None	None	None	None	None	N/A	N/A

Fundamental Large Cap Core Fund	None	$10,001– $50,000	None	None	None	N/A	N/A

Global Climate Action Fund	None	None	None	None	None	N/A	N/A

Global Environmental Opportunities Fund	None	None	None	None	None	N/A	N/A

Global Equity Fund	None	$10,001– $50,000	None	None	None	N/A	N/A

Global Shareholder Yield Fund	None	$1– $10,000	$10,001– $50,000	$10,001– $50,000	None	N/A	N/A

High Yield Fund	None	None	None	None	None	N/A	N/A

High Yield Municipal Bond Fund	None	None	None	None	None	N/A	N/A

Income Fund	None	None	None	None	None	N/A	N/A

Infrastructure Fund	None	None	None	None	None	N/A	N/A

International Dynamic Growth Fund	None	None	None	None	None	N/A	N/A

International Growth Fund	None	None	None	None	None	N/A	N/A

Fund/Trustee	Garfield	Jackson	McClellan	Rathke	Wright	Hurtsellers	Phelan

International Strategic Equity Allocation Fund	None	None	None	None	None	N/A	N/A

Investment Grade Bond Fund	None	None	None	None	None	N/A	N/A

Lifestyle Blend Aggressive Portfolio	None	None	None	None	None	N/A	N/A

Lifestyle Blend Balanced Portfolio	None	None	None	None	None	N/A	N/A

Lifestyle Blend Conservative Portfolio	None	None	None	None	None	N/A	N/A

Lifestyle Blend Growth Portfolio	None	None	None	None	None	N/A	N/A

Lifestyle Blend Moderate Portfolio	None	None	None	None	None	N/A	N/A

Managed Account Shares Bond Completion Portfolio	None	None	None	None	None	N/A	N/A

Managed Account Shares Investment- Grade Corporate Bond Portfolio	None	None	None	None	None	N/A	N/A

Managed Account Shares Non-Investment- Grade Corporate Bond Portfolio	None	None	None	None	None	N/A	N/A

Managed Account Shares Non-Investment- Grade Municipal Bond Portfolio	None	None	None	None	None	N/A	N/A

Managed Account Shares Securitized Debt Portfolio	None	None	None	None	None	N/A	N/A

Mid Cap Growth Fund	None	None	None	None	None	N/A	N/A

Mid Value Fund	None	None	None	None	None	N/A	N/A

Money Market Fund	None	None	None	None	None	N/A	N/A

Multi-Asset Absolute Return Fund	None	$10,001– $50,000	None	None	None	N/A	N/A

Fund/Trustee	Garfield	Jackson	McClellan	Rathke	Wright	Hurtsellers	Phelan

Multi-Asset High Income Fund	None	None	None	None	None	N/A	N/A

Multimanager 2010 Lifetime Portfolio	None	None	None	None	None	N/A	N/A

Multimanager 2015 Lifetime Portfolio	None	None	None	None	None	N/A	N/A

Multimanager 2020 Lifetime Portfolio	None	None	None	None	None	N/A	N/A

Multimanager 2025 Lifetime Portfolio	None	None	None	None	None	N/A	N/A

Multimanager 2030 Lifetime Portfolio	None	None	None	None	None	N/A	N/A

Multimanager 2035 Lifetime Portfolio	None	None	None	None	None	N/A	N/A

Multimanager 2040 Lifetime Portfolio	None	None	None	None	None	N/A	N/A

Multimanager 2045 Lifetime Portfolio	None	None	None	None	None	N/A	N/A

Multimanager 2050 Lifetime Portfolio	None	None	None	None	None	N/A	N/A

Multimanager 2055 Lifetime Portfolio	None	None	None	None	None	N/A	N/A

Multimanager 2060 Lifetime Portfolio	None	None	None	None	None	N/A	N/A

Multimanager 2065 Lifetime Portfolio	None	None	None	None	None	N/A	N/A

Multimanager 2070 Lifetime Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Multimanager Lifestyle Aggressive Portfolio	None	None	None	None	None	N/A	N/A

Multimanager Lifestyle Balanced Portfolio	None	None	None	None	None	N/A	N/A

Fund/Trustee	Garfield	Jackson	McClellan	Rathke	Wright	Hurtsellers	Phelan

Multimanager Lifestyle Conservative Portfolio	None	None	None	None	None	N/A	N/A

Multimanager Lifestyle Growth Portfolio	None	None	None	None	None	N/A	N/A

Multimanager Lifestyle Moderate Portfolio	None	None	None	None	None	N/A	N/A

Municipal Opportunities Fund	None	None	None	None	None	N/A	N/A

Opportunistic Fixed Income Fund	None	None	None	None	None	N/A	N/A

Real Estate Securities Fund	None	None	None	None	None	N/A	N/A

Regional Bank Fund	None	None	None	None	None	N/A	N/A

Short Duration Bond Fund	None	None	None	None	None	N/A	N/A

Short Duration Municipal Opportunities Fund	None	None	None	None	None	N/A	N/A

Small Cap Core Fund	None	None	None	None	None	N/A	N/A

Small Cap Dynamic Growth Fund	None	None	None	None	None	N/A	N/A

Strategic Income Opportunities Fund	None	$10,001– $50,000	None	None	None	N/A	N/A

U. S. Global Leaders Growth Fund	None	None	None	None	None	N/A	N/A

U.S. Growth Fund	None	$50,001 - $100,000	None	None	None	N/A	N/A

U.S. Sector Rotation Fund	None	None	None	None	None	N/A	N/A

John Hancock Fund Complex	None	over $100,000	over $100,000	$10,001– $50,000	None	N/A	N/A

1 Ms. Feinberg was appointed Trustee effective June 30, 2025.

Material Relationships of the Independent Trustees

As of December 31, 2024, none of the Independent Trustees, nor any immediate family member, owned shares of the Advisor or a principal underwriter of the Funds, nor does any such person own shares of a company controlling, controlled by or under common control with the Advisor or a principal underwriter of the Funds.

There have been no transactions by the Funds since the beginning of the Funds’ last two fiscal years, nor are there any transactions currently proposed in which the amount exceeds $120,000, and in which any Independent Trustee of the Funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the Funds in an amount in excess of $120,000 at any time since that date.

No Independent Trustee, nor any immediate family member, has had in the past five years, any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, a principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or principal underwriter of the Funds. Moreover, no Independent Trustee or his or her immediate family member has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $120,000, in which the following persons were or are a party: the Funds, an officer of a Trust, any investment company sharing the same investment advisor or principal underwriter as the Funds or any officer of such a company, any investment advisor or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment advisor or principal underwriter of the Funds, or any officer of such a person.

Within the last two completed fiscal years of the Funds, no officer of any investment advisor or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with, the investment advisor or principal underwriter of the Funds, has served as a director on a board of a company where any of the Independent Trustees or Nominees, or immediate family members of such persons, has served as an officer.

Legal Proceedings

To the best of our knowledge, there are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, to the best of our knowledge, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the Funds within the past five years.

Required Vote

Trustees are elected by a plurality of the votes cast by holders of shares of each Trust present in person or represented by proxy at the Meeting. A vote of a “plurality” of shares means that a Nominee would only need to receive more “yes” votes than a competing candidate to be elected to the Board. Since each Nominee is running unopposed, each Nominee effectively needs only one vote to be elected if a quorum is present at the Meeting.

The Board, including all the Independent Trustees of each Trust, recommends that shareholders of each Trust vote “FOR” all of the Nominees.

Independent Registered Public Accounting Firm

The firm of PricewaterhouseCoopers LLP (“PwC”), 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, has been selected as the independent registered public accounting firm for each Fund for its fiscal year and served as such for the prior fiscal year.

PwC examines annual financial statements for each Fund, reviews regulatory filings that include those financial statements and provides other audit-related, non-audit, and tax-related services to each Fund. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

Audit Fees. These fees represent aggregate fees billed to a Fund for the last two 12-month fiscal years (the “Reporting Periods”) for professional services rendered by PwC for the audit of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such period.

Audit-Related Fees. These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by PwC that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees,” below. Such fees relate to professional services rendered by PwC for separate audit reports in connection with Rule 17f-2 (under the 1940 Act) security counts and fund merger audit services.

Tax Fees. These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of each Fund’s federal and state income tax returns, excise tax calculations and returns and a review of each Fund’s calculations of capital gain and income distributions.

All Other Fees. These fees for the Reporting Periods relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

Fees Paid to PwC for the Last Two Fiscal Years Ended March 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2024	2025	2024	2025	2024	2025	2024	2025
Disciplined Value Fund	$43,612	$45,316	$629	$695	$6,355	$6,483	$369	$0
Disciplined Value Global Long/Short Fund	N/A	$69,957	N/A	$13,847	N/A	$14,469	N/A	$0
Disciplined Value Mid Cap Fund	$56,353	$58,439	$629	$695	$6,355	$6,483	$369	$0
Diversified Real Assets Fund	$56,718	$58,815	$629	$695	$4,254	$4,382	$369	$0
Fundamental Equity Income Fund	$30,289	$31,593	$629	$695	$4,254	$4,382	$369	$0
Global Climate Action Fund	$25,410	$34,356	$0	$695	$4,254	$4,382	$0	$0
Global Shareholder Yield Fund	$44,266	$45,989	$8,129	$695	$5,567	$10,368	$369	$0
International Growth Fund	$58,601	$60,754	$629	$695	$4,881	$5,027	$369	$0

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2024	2025	2024	2025	2024	2025	2024	2025
Mid Cap Growth Fund	$55,219	$57,271	$629	$695	$4,254	$4,382	$369	$0
Money Market Fund	$34,976	$36,420	$629	$695	$3,168	$3,263	$369	$0
U.S. Growth Fund	$45,063	$46,810	$629	$695	$4,254	$6,483	$369	$0
John Hancock Fund Complex	$450,507	$545,720	$13,161	$20,797	$47,596	$70,104	$3,321	$0

Fees Paid to PwC for the Last Two Fiscal Years Ended May 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2024	2025	2024	2025	2024	2025	2024	2025
Bond Fund	$69,467	$72,051	$80	$695	$4,254	$4,382	$369	$0
California Municipal Bond Fund	$49,393	$51,375	$80	$695	$4,168	$4,293	$369	$0
High Yield Fund	$85,335	$88,395	$80	$2,916	$4,254	$4,382	$369	$0
High Yield Municipal Bond Fund	$47,994	$49,934	$80	$695	$4,168	$4,293	$369	$0
Income Fund	$81,454	$84,397	$80	$695	$4,368	$4,499	$369	$0
Investment Grade Bond Fund	$57,441	$59,664	$80	$695	$4,254	$4,382	$369	$0
Managed Account Shares Bond Completion Portfolio	$19,335	$40,330	$0	$695	$3,190	$3,286	$0	$0
Managed Account Shares Investment Grade Corporate Bond Portfolio	$38,670	$40,330	$80	$695	$3,190	$3,286	$369	$0
Managed Account Shares Non- Investment Grade Corporate Bond Portfolio	$38,670	$40,330	$80	$695	$3,190	$3,286	$369	$0
Managed Account Shares Non- Investment- Grade Municipal Bond Portfolio	$29,641	$31,030	$80	$695	$3,190	$3,286	$369	$0
Managed Account Shares Securitized Debt Portfolio	$38,670	$40,330	$80	$695	$3,190	$3,286	$369	$0
Municipal Opportunities Fund	$44,144	$45,969	$80	$695	$4,168	$4,293	$369	$0
Short Duration Bond Fund	$68,827	$71,392	$80	$695	$4,254	$4,382	$369	$0
Short Duration Municipal Opportunities	$40,202	$41,908	$80	$695	$4,254	$4,382	$369	$0
John Hancock Fund Complex	$709,243	$757,435	$1,040	$11,951	$54,092	$55,718	$4,797	$0

Fees Paid to PwC for the Last Two Fiscal Years Ended July 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2023	2024	2023	2024	2023	2024	2023	2024
Fundamental All Cap Core Fund	$48,764	$51,756	$612	$763	$6,566	$4,382	$0	$369
Multi-Asset Absolute Return Fund	$107,529	$101,653	$612	$763	$10,047	$4,499	$0	$369
John Hancock Fund Complex	$156,293	$153,409	$1,224	$1,526	$16,613	$8,881	$0	$738

Fees Paid to PwC for the Last Two Fiscal Years Ended August 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees

Fund	2023	2024	2023	2024	2023	2024	2023	2024
2010 Lifetime Blend Portfolio	$26,012	$30,073	$7,378	$7,731	$0	$3,090	$0	$369
2015 Lifetime Blend Portfolio	$26,012	$30,073	$7,378	$7,731	$0	$3,090	$0	$369
2020 Lifetime Blend Portfolio	$26,012	$30,073	$7,378	$7,731	$0	$3,090	$0	$369
2025 Lifetime Blend Portfolio	$26,012	$30,073	$7,378	$7,731	$0	$3,090	$0	$369
2030 Lifetime Blend Portfolio	$26,012	$30,073	$7,378	$7,731	$0	$3,090	$0	$369
2035 Lifetime Blend Portfolio	$26,012	$30,073	$7,378	$7,731	$0	$3,090	$0	$369
2040 Lifetime Blend Portfolio	$26,012	$30,073	$7,378	$7,731	$0	$3,090	$0	$369
2045 Lifetime Blend Portfolio	$26,012	$30,073	$7,378	$7,731	$0	$3,090	$0	$369
2050 Lifetime Blend Portfolio	$26,012	$30,073	$7,378	$7,731	$0	$3,090	$0	$369
2055 Lifetime Blend Portfolio	$26,012	$30,073	$7,378	$7,731	$0	$3,090	$0	$369
2060 Lifetime Blend Portfolio	$26,012	$30,073	$7,378	$7,731	$0	$3,090	$0	$369
2065 Lifetime Blend Portfolio	$20,788	$24,692	$7,378	$7,731	$0	$3,090	$0	$369
2070 Lifetime Blend Portfolio	$0	$0	$0	$0	$0	$0	$0	$0
Alternative Asset Allocation Fund	$38,535	$41,885	$5,123	$5,408	$0	$3,090	$0	$369
Blue Chip Growth Fund	$35,577	$37,144	$613	$763	$1,313	$0	$0	$369
Capital Appreciation Value Fund	$34,847	$36,363	$6	$12	$0	$0	$0	$369
Core Bond Fund	$55,780	$57,953	$6	$12	$0	$0	$0	$369

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees

Fund	2023	2024	2023	2024	2023	2024	2023	2024
Disciplined Value Emerging Markets Equity Fund	$46,333	$48,171	$613	$763	$1,575	$0	$0	$369
Emerging Markets Debt Fund	$79,318	$82,197	$613	$763	$0	$0	$0	$369
Equity Income Fund	$35,697	$37,268	$613	$763	$0	$0	$0	$369
Floating Rate Income Fund	$67,587	$70,114	$613	$763	$0	$0	$0	$369
Global Equity Fund	$43,438	$45,241	$613	$763	$1,575	$0	$0	$369
International Strategic Equity Allocation Fund	$51,980	$54,006	$6	$12	$0	$0	$0	$369
Lifestyle Blend Aggressive Portfolio	$26,012	$30,073	$7,378	$7,731	$0	$3,090	$0	$369
Lifestyle Blend Balanced Portfolio	$26,012	$30,073	$7,378	$7,731	$0	$3,090	$0	$369
Lifestyle Blend Conservative Portfolio	$26,012	$30,073	$7,378	$7,731	$0	$3,090	$0	$369
Lifestyle Blend Growth Portfolio	$26,012	$30,073	$7,378	$7,731	$0	$3,090	$0	$369
Lifestyle Blend Moderate Portfolio	$26,012	$30,073	$7,378	$7,731	$0	$3,090	$0	$369
Mid Value Fund	$31,189	$32,625	$6	$12	$0	$0	$0	$369
Multi-Asset High Income Fund	$47,528	$50,483	$613	$763	$6,828	$4,382	$0	$369
Multimanager 2010 Lifetime Portfolio	$31,118	$35,332	$7,378	$7,731	$0	$3,090	$0	$369
Multimanager 2015 Lifetime Portfolio	$31,118	$35,332	$7,378	$7,731	$0	$3,090	$0	$369
Multimanager 2020 Lifetime Portfolio	$31,118	$35,332	$7,378	$7,731	$0	$3,090	$0	$369
Multimanager 2025 Lifetime Portfolio	$31,118	$35,332	$7,378	$7,731	$0	$3,090	$0	$369
Multimanager 2030 Lifetime Portfolio	$31,118	$35,332	$7,378	$7,731	$0	$3,090	$0	$369
Multimanager 2035 Lifetime Portfolio	$31,118	$35,332	$7,378	$7,731	$0	$3,090	$0	$369
Multimanager 2040 Lifetime Portfolio	$31,118	$35,332	$7,378	$7,731	$0	$3,090	$0	$369

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees

Fund	2023	2024	2023	2024	2023	2024	2023	2024
Multimanager 2045 Lifetime Portfolio	$31,118	$35,332	$7,378	$7,731	$0	$3,090	$0	$369
Multimanager 2050 Lifetime Portfolio	$31,118	$35,332	$7,378	$7,731	$0	$3,090	$0	$369
Multimanager 2055 Lifetime Portfolio	$31,118	$35,332	$7,378	$7,731	$0	$3,090	$0	$369
Multimanager 2060 Lifetime Portfolio	$31,118	$35,332	$7,378	$7,731	$0	$3,090	$0	$369
Multimanager 2065 Lifetime Portfolio	$24,708	$28,730	$7,378	$7,731	$0	$3,090	$0	$369
Multimanager 2070 Lifetime Portfolio	$0	$0	$0	$0	$0	$0	$0	$0
Opportunistic Fixed Income Fund	$97,600	$101,029	$613	$763	$4,725	$0	$0	$369
Real Estate Securities Fund	$29,952	$31,351	$613	$763	$0	$0	$0	$369
Small Cap Dynamic Growth Fund	$36,828	$38,433	$613	$763	$0	$0	$0	$369
Strategic Income Opportunities Fund	$78,456	$81,310	$613	$763	$0	$0	$0	$369
U.S. Sector Rotation Fund	$48,744	$50,706	$6	$12	$0	$0	$0	$369
John Hancock Fund Complex	$1,663,375	$1,819,521	$225,858	$238,060	$16,016	$97,082	$0	$16,974

Fees Paid to PwC for the Last Two Fiscal Years Ended October 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2023	2024	2023	2024	2023	2024	2023	2024
Balanced Fund	$48,939	$53,346	$628	$684	$6,622	$4,382	$0	$369
Classic Value Fund	$44,224	$47,080	$628	$684	$5,253	$4,382	$0	$369
Disciplined Value International Fund	$59,068	$63,133	$628	$684	$6,622	$6,340	$0	$369
Diversified Macro Fund	$72,469	$76,172	$628	$684	$8,566	$4,382	$0	$369

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2023	2024	2023	2024	2023	2024	2023	2024
Emerging Markets Equity Fund	$46,490	$49,414	$628	$684	$5,253	$4,382	$0	$369
ESG Large Cap Core Fund	$46,490	$49,414	$628	$684	$5,253	$4,382	$0	$369
Financial Industries Fund	$44,224	$47,080	$628	$684	$6,566	$5,695	$0	$369
Fundamental Large Cap Core Fund	$44,224	$47,080	$628	$684	$6,566	$5,695	$0	$369
Global Environmental Opportunities Fund	$43,264	$46,855	$628	$684	$7,935	$5,027	$0	$369
Infrastructure Fund	$44,224	$47,080	$628	$684	$5,253	$4,382	$0	$369
International Dynamic Growth Fund	$48,432	$52,178	$628	$684	$6,622	$5,027	$0	$369
Regional Bank Fund	$44,224	$47,080	$628	$684	$6,566	$5,695	$0	$369
Small Cap Core Fund	$44,224	$47,080	$628	$684	$6,566	$4,382	$0	$369
U.S. Global Leaders Growth Fund	$44,224	$47,080	$628	$684	$5,253	$4,382	$0	$369
John Hancock Fund Complex	$674,720	$720,072	$8,792	$9,576	$88,896	$68,535	$0	$5,166

Fees Paid to PwC for the Last Two Fiscal Years Ended December 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2023	2024	2023	2024	2023	2024	2023	2024
Collateral Trust	$40,601	$42,319	$629	$684	$3,168	$3,263	$369	$0
Multimanager Lifestyle Aggressive Portfolio[1]	$33,818	$35,332	$7,394	$7,652	$0	$6,090	$369	$0
Multimanager Lifestyle Balanced Portfolio[1]	$33,818	$35,332	$7,394	$7,652	$0	$6,090	$369	$0
Multimanager Lifestyle Conservative Portfolio[1]	$33,818	$35,332	$7,394	$7,652	$0	$6,090	$369	$0
Multimanager Lifestyle Growth Portfolio[1]	$33,818	$35,332	$7,394	$7,652	$0	$6,090	$369	$0

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2023	2024	2023	2024	2023	2024	2023	2024
Multimanager Lifestyle Moderate Portfolio[1]	$33,818	$35,332	$7,394	$7,652	$0	$6,090	$369	$0
John Hancock Fund Complex	$209,691	$218,979	$37,599	$38,944	$3,168	$33,713	$2,214	$0

1 Effective August 31, 2025, the fund’s fiscal year end changed to August 31.

The SEC’s auditor independence rules require each Trust’s Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by PwC directly to the Fund; and (b) those permissible non-audit services provided by PwC to the Advisor (not including any subadvisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund. The Audit Committee has adopted policies and procedures regarding the pre-approval of audit and non-audit services by PwC. The procedures are designed to assure that these services do not impair PwC’s independence. The procedures also require the Audit Committee to pre-approve non-audit services provided by PwC to the Trust, the Advisor or any entity controlling, controlled by or under common control with the Advisor (an “Advisor Affiliate”) where such services provided have a direct impact on the operations or financial reporting of the Fund, as further assurance that such services do not impair PwC’s independence. The procedures follow two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”); or (2) proposed services require specific pre-approval (“specific pre-approval”). Unless a type of service provided by PwC has received general pre-approval, it will require specific pre-approval by the Audit Committee. The procedures describe the audit, audit-related, tax and other non-audit services that have been pre-approved by an Audit Committee. The Audit Committee annually reviews these services and the amount of fees for each such service that have been pre-approved. The Audit Committee may delegate pre-approval authority to a subcommittee of one or more members.

The following tables show the aggregate non-audit fees billed by PwC for non-audit services rendered to the Funds, the Advisor and the Affiliated Service Providers for the indicated fiscal year and period ends.

Non-Audit Fees for Funds

Fiscal Year End	2023	2024	2025
March 31	N/A	$1,002,661	$733,255
May 31	N/A	$969,378	$636,132
July 31	$1,256,381	$1,082,044	N/A
August 31	$1,418,917	$865,338	N/A
October 31	$1,158,061	$825,083	N/A
December 31	$1,174,050	$669,418	N/A

During the Reporting Periods, PwC billed no fees that an Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence. For the Reporting Periods, there were no non-audit fees billed by PwC for services rendered to the Affiliated Service Providers.

Shareholders and Voting Information

Shares of the Funds, except the Collateral Trust, are offered to the public, including various institutional investors. Shares of the Collateral Trust are only offered by way of a “private placement” exempt from the registration requirements of the Securities Act of 1933 (the “1933 Act”), applicable state securities laws pursuant to Rule 506 of Regulation D under the 1933 Act and comparable state law exemptions and/or through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Only shares of a particular Fund are entitled to vote on matters that affect only the interests of that Fund.

As of the Record Date, the Class NAV shares of the Funds, as applicable, were held principally by other funds in the John Hancock Fund Complex (collectively, the “Funds of Funds”). No Fund of Funds holding Class NAV shares of a Fund exercises any discretion in voting such shares.

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of any class of the outstanding shares of a Fund is presumed to “control” that class of shares of the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. Consequently, an entity that is deemed to have the power to vote or dispose of more than 25% of the shares of any class of shares of a Fund will be presumed to control that class of shares of a Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting the shares of underlying Funds, and the power to dispose of the shares resides not with the Funds of Funds or with the Funds but rather with the subadvisor to the Fund of Funds as a result of its advisory arrangements. Under these circumstances, the Funds do not view a Fund of Funds as being the beneficial owner of shares of underlying Funds for purposes of the 1940 Act presumption of control.

Information regarding the number of shares outstanding for each Fund, and share ownership of each Fund, as of the Record Date or such other recent date as may be indicated, is set forth in Appendix B (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

Each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact the relevant Fund by calling 800-225-5291. Copies of these reports are also available on the Internet at www.jhinvestments.com.

Voting Procedures

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: submitting to the Trusts a written notice of revocation or a subsequently executed proxy; by calling the toll-free telephone number; or attending the Meeting and voting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposal.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the issued and outstanding shares of a Trust at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of the shares of the Trusts cast at the Meeting, and any adjournment with respect to the Proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the Proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions. Abstentions (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote and present at the Meeting in determining whether a quorum is present but do not count as votes cast “for” the proposal. An abstention will not be counted as a vote cast on the proposal.

Broker “Non-Votes.” The Trusts understand that, under the rules of the New York Stock Exchange (the “NYSE”), broker-dealer firms that hold shares of a fund in “street name” may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee returns a completed proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. The proposal described in this Proxy Statement is considered a “routine” matter for which, under the rules of the NYSE, uninstructed shares may be voted by broker-dealers. As a result, it is expected that there will not be broker non-votes at the Meeting.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Cost of Preparation of Proxy Materials. The costs of the preparation of these proxy materials are expected to be approximately $300,000 and will be borne by the Funds, allocated among them on the basis of their relative net assets.

Solicitation and Distribution of Proxies. In addition to the preparation of these proxy materials, proxies will be mailed and may be solicited by telephone, by email, or in person by the Trustees, Officers and employees of the Trusts; by personnel of the Advisor, its affiliates, or by broker-dealer firms. Sodali & Co. has been retained to assist in the mailing and solicitation of proxies at a cost of approximately $5,008,524. The costs of the distribution of these proxy materials and any proxy solicitation will be borne by the Funds, allocated among them on the basis of their relative net assets.

Fund Voting. Shares of all Funds of each Trust will vote in the aggregate and not separately by Fund or class of shares with respect to the Proposal.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the Trusts may also arrange to have votes recorded by telephone by officers and employees of the Trusts or by the personnel of the Advisor, the transfer agent or Signature Services. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

A shareholder will be called on a recorded line at the telephone number in a Trust’s account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call to vote by taking the following steps:

•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Call the toll-free-number located on your proxy card(s).

•	Enter the “control number” found on the front of your proxy card(s).

•	Follow recorded instructions to cast your vote.

To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

◾	Read the Proxy Statement and have your proxy card(s) at hand.

◾	Go to the Web site on the proxy card(s).

◾	Enter the “control number” found on your proxy card(s).

◾	Follow the instructions on the website.

To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

Other Matters

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

No Trust is required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of that Trust must be received by a Trust a reasonable time before that Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

September 15, 2025

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, IT MAY RESULT IN THE NEED FOR ADDITIONAL SHAREHOLDER SOLICITATION EFFORTS.

Appendices

PROXY STATEMENT OF

JOHN HANCOCK BOND TRUST

JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

JOHN HANCOCK CAPITAL SERIES

JOHN HANCOCK COLLATERAL TRUST

JOHN HANCOCK CURRENT INTEREST

JOHN HANCOCK FUNDS II

JOHN HANCOCK FUNDS III

JOHN HANCOCK INVESTMENT TRUST

JOHN HANCOCK INVESTMENT TRUST II

JOHN HANCOCK INVESTMENT TRUST III

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

JOHN HANCOCK SOVEREIGN BOND FUND

JOHN HANCOCK STRATEGIC SERIES

(each, a “Trust” and collectively, the “Trusts”)

SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 12, 2025

Appendix A	John Hancock Funds Procedures for the Selection of Independent Trustees
Appendix B	Outstanding Shares and Share Ownership
Exhibit A	Procedures for the Selection of New Independent Trustees

John Hancock Investment Management Distributors LLC

MEMBER FINRA / SIPC

200 Berkeley Street

Boston, Massachusetts 02116

1-800-225-5291

www.jhinvestments.com

Appendix A - John Hancock Funds Procedures for the Selection of Independent Trustees

1.    Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.    Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the funds and should be willing and able to contribute positively to the decision-making process of the funds.

3.    Nominees should have a commitment to understand the funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4.    Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the funds, including shareholders and the management company, and to act in the interests of all shareholders.

5.    Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.

Application of Criteria to Existing Trustees

The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating and Governance Committee shall consider the existing Trustee’s performance on the Board and any committee.

A-1

Appendix B - Outstanding Shares and Share Ownership

This table shows, as of the Record Date, the number of shares of each Fund eligible to be voted at the Meeting. Certain Funds have issued Class NAV shares, which are held primarily by other investment companies managed by the Advisor or its affiliates.

Fund Name	Share Class	Outstanding Shares
2010 Lifetime Blend Portfolio	A	2,059,201
2010 Lifetime Blend Portfolio	R4	4,908
2010 Lifetime Blend Portfolio	R6	1,477,696
2010 Lifetime Blend Portfolio	1	3,372,883.344
2015 Lifetime Blend Portfolio	1	2,625,730.507
2015 Lifetime Blend Portfolio	A	3,887,706
2015 Lifetime Blend Portfolio	R4	1,978
2015 Lifetime Blend Portfolio	R6	2,368,854
2020 Lifetime Blend Portfolio	1	8,231,700.980
2020 Lifetime Blend Portfolio	A	13,712,584
2020 Lifetime Blend Portfolio	R4	114,420
2020 Lifetime Blend Portfolio	R6	5,624,544
2025 Lifetime Blend Portfolio	1	20,862,288.126
2025 Lifetime Blend Portfolio	A	28,177,708
2025 Lifetime Blend Portfolio	R4	163,114
2025 Lifetime Blend Portfolio	R6	12,446,637
2030 Lifetime Blend Portfolio	1	35,005,694.984
2030 Lifetime Blend Portfolio	A	24,332,954
2030 Lifetime Blend Portfolio	R4	466,977
2030 Lifetime Blend Portfolio	R6	19,562,390
2035 Lifetime Blend Portfolio	1	37,564,493.591
2035 Lifetime Blend Portfolio	A	20,097,999
2035 Lifetime Blend Portfolio	R4	327,194
2035 Lifetime Blend Portfolio	R6	18,092,058
2040 Lifetime Blend Portfolio	1	31,045,067.971
2040 Lifetime Blend Portfolio	A	15,811,472
2040 Lifetime Blend Portfolio	R4	68,977
2040 Lifetime Blend Portfolio	R6	15,760,961
2045 Lifetime Blend Portfolio	1	25,973,213.433
2045 Lifetime Blend Portfolio	A	14,471,629
2045 Lifetime Blend Portfolio	R4	242,597
2045 Lifetime Blend Portfolio	R6	12,015,767
2050 Lifetime Blend Portfolio	1	20,763,657.480
2050 Lifetime Blend Portfolio	A	11,777,691
2050 Lifetime Blend Portfolio	R4	119,053
2050 Lifetime Blend Portfolio	R6	10,511,542
2055 Lifetime Blend Portfolio	1	16,726,803.386
2055 Lifetime Blend Portfolio	A	8,727,296
2055 Lifetime Blend Portfolio	R4	106,858
2055 Lifetime Blend Portfolio	R6	7,921,756
2060 Lifetime Blend Portfolio	1	9,663,102.593
2060 Lifetime Blend Portfolio	A	4,232,397
2060 Lifetime Blend Portfolio	R4	88,047
2060 Lifetime Blend Portfolio	R6	4,879,684
2065 Lifetime Blend Portfolio	1	5,414,648.492

Fund Name	Share Class	Outstanding Shares
2065 Lifetime Blend Portfolio	A	1,111,545
2065 Lifetime Blend Portfolio	R4	5,000
2065 Lifetime Blend Portfolio	R6	1,526,770
2070 Lifetime Blend Portfolio	1	23,091.909
2070 Lifetime Blend Portfolio	A	6,198
2070 Lifetime Blend Portfolio	R6	9,817
Alternative Asset Allocation Fund	A	3,301,981
Alternative Asset Allocation Fund	C	229,291
Alternative Asset Allocation Fund	I	53,021,057
Alternative Asset Allocation Fund	R2	15,686
Alternative Asset Allocation Fund	R4	8,365
Alternative Asset Allocation Fund	R6	2,120,479
Blue Chip Growth Fund	1	30,019,762.550
Blue Chip Growth Fund	NAV	35,741,484.237
Blue Chip Growth Fund	A	20,749,601
Blue Chip Growth Fund	C	744,417
Capital Appreciation Value Fund	NAV	115,690,983.124
Core Bond Fund	1	1,611,034.180
Core Bond Fund	NAV	150,901,963.795
Disciplined Value Emerging Markets Equity Fund	NAV	6,264,318.206
Disciplined Value Emerging Markets Equity Fund	A	3,195,783
Disciplined Value Emerging Markets Equity Fund	C	69,240
Disciplined Value Emerging Markets Equity Fund	I	2,659,037
Disciplined Value Emerging Markets Equity Fund	R6	107,307
Emerging Markets Debt Fund	NAV	136,104,003.159
Emerging Markets Debt Fund	A	275,981
Emerging Markets Debt Fund	C	27,435
Emerging Markets Debt Fund	I	5,522,455
Emerging Markets Debt Fund	R6	608,066
Equity Income Fund	1	22,395,151.404
Equity Income Fund	A	7,558,634
Equity Income Fund	C	42,408
Floating Rate Income Fund	1	2,072,320.782
Floating Rate Income Fund	NAV	76,926,684.196
Floating Rate Income Fund	A	14,981,423
Floating Rate Income Fund	C	1,310,207
Floating Rate Income Fund	I	26,675,817
Floating Rate Income Fund	R6	8,240,431
Fundamental All Cap Core Fund	A	4,649,225
Fundamental All Cap Core Fund	C	848,528
Fundamental All Cap Core Fund	I	7,345,514
Fundamental All Cap Core Fund	R2	4,888
Fundamental All Cap Core Fund	R4	766
Fundamental All Cap Core Fund	R6	2,730,773
Global Equity Fund		46,883,661.878
Global Equity Fund	A	4,877,542

Fund Name	Share Class	Outstanding Shares
Global Equity Fund	C	131,136
Global Equity Fund	I	1,419,940
Global Equity Fund	R2	2,938
Global Equity Fund	R4	1,957
Global Equity Fund	R6	2,538,927
International Strategic Equity Allocation Fund	NAV	377,765,924.586
John Hancock Balanced Fund	A	122,121,232
John Hancock Balanced Fund	C	4,996,540
John Hancock Balanced Fund	I	31,260,142
John Hancock Balanced Fund	R2	281,651
John Hancock Balanced Fund	R4	904,992
John Hancock Balanced Fund	R5	67,707
John Hancock Balanced Fund	R6	34,858,774
John Hancock Bond Fund	NAV	309,623,042.177
John Hancock Bond Fund	A	137,951,843
John Hancock Bond Fund	C	5,328,676
John Hancock Bond Fund	I	498,378,919
John Hancock Bond Fund	R2	3,911,489
John Hancock Bond Fund	R4	1,816,260
John Hancock Bond Fund	R6	1,001,700,110
John Hancock California Municipal Bond Fund	A	30,005,500
John Hancock California Municipal Bond Fund	C	326,847
John Hancock California Municipal Bond Fund	I	16,683,981
John Hancock California Municipal Bond Fund	R6	7,085,328
John Hancock Classic Value Fund	A	10,132,196
John Hancock Classic Value Fund	C	121,986
John Hancock Classic Value Fund	I	9,966,837
John Hancock Classic Value Fund	R2	107,834
John Hancock Classic Value Fund	R5	5,731
John Hancock Classic Value Fund	R6	3,534,037
John Hancock Collateral Trust	A	223,989,662
John Hancock Disciplined Value Fund	NAV	134,370,601.034
John Hancock Disciplined Value Fund	A	52,776,385
John Hancock Disciplined Value Fund	C	2,349,255
John Hancock Disciplined Value Fund	I	348,172,258
John Hancock Disciplined Value Fund	R2	2,154,143
John Hancock Disciplined Value Fund	R4	1,800,979
John Hancock Disciplined Value Fund	R5	2,641,251
John Hancock Disciplined Value Fund	R6	190,018,708
John Hancock Disciplined Value Global Long/Short Fund	NAV	5,541,852.491
John Hancock Disciplined Value Global Long/Short Fund	A	1,793,319
John Hancock Disciplined Value Global Long/Short Fund	C	54,685
John Hancock Disciplined Value Global Long/Short Fund	I	12,001,039

Fund Name	Share Class	Outstanding Shares
John Hancock Disciplined Value Global Long/Short Fund	R6	797,655
John Hancock Disciplined Value International Fund	NAV	133,757,577.768
John Hancock Disciplined Value International Fund	A	13,803,798
John Hancock Disciplined Value International Fund	C	264,676
John Hancock Disciplined Value International Fund	I	127,331,287
John Hancock Disciplined Value International Fund	R2	482,499
John Hancock Disciplined Value International Fund	R4	52,892
John Hancock Disciplined Value International Fund	R6	60,672,733
John Hancock Disciplined Value Mid Cap Fund	A	53,450,656
John Hancock Disciplined Value Mid Cap Fund	C	2,098,722
John Hancock Disciplined Value Mid Cap Fund	I	510,235,521
John Hancock Disciplined Value Mid Cap Fund	R2	1,417,267
John Hancock Disciplined Value Mid Cap Fund	R4	6,348,473
John Hancock Disciplined Value Mid Cap Fund	R6	233,385,217
John Hancock Diversified Macro Fund	NAV	53,239,483.137
John Hancock Diversified Macro Fund	A	1,844,149
John Hancock Diversified Macro Fund	C	158,864
John Hancock Diversified Macro Fund	I	82,036,890
John Hancock Diversified Macro Fund	R6	5,165,917
John Hancock Diversified Real Assets Fund	NAV	59,769,770.525
John Hancock Emerging Markets Equity Fund	NAV	107,218,934.995
John Hancock Emerging Markets Equity Fund	A	2,245,701
John Hancock Emerging Markets Equity Fund	C	36,238
John Hancock Emerging Markets Equity Fund	I	7,081,758
John Hancock Emerging Markets Equity Fund	R2	12,062
John Hancock Emerging Markets Equity Fund	R4	1,567
John Hancock Emerging Markets Equity Fund	R6	4,721,901
John Hancock ESG Large Cap Core Fund	A	1,338,701
John Hancock ESG Large Cap Core Fund	C	190,233
John Hancock ESG Large Cap Core Fund	I	3,352,383
John Hancock ESG Large Cap Core Fund	R6	511,866
John Hancock Financial Industries Fund	A	13,292,001
John Hancock Financial Industries Fund	C	302,217
John Hancock Financial Industries Fund	I	1,890,729
John Hancock Financial Industries Fund	R6	288,517
John Hancock Fundamental Equity Income	A	8,026
John Hancock Fundamental Equity Income	C	4,345
John Hancock Fundamental Equity Income	I	979,866
John Hancock Fundamental Equity Income	R6	4,357

Fund Name	Share Class	Outstanding Shares
John Hancock Fundamental Large Cap Core Fund	NAV	29,870,802.630
John Hancock Fundamental Large Cap Core Fund	A	32,939,891
John Hancock Fundamental Large Cap Core Fund	C	572,628
John Hancock Fundamental Large Cap Core Fund	I	10,491,681
John Hancock Fundamental Large Cap Core Fund	R2	77,635
John Hancock Fundamental Large Cap Core Fund	R4	1,295
John Hancock Fundamental Large Cap Core Fund	R5	6,273
John Hancock Fundamental Large Cap Core Fund	R6	10,795,429
John Hancock Global Climate Action Fund	I	532,993
John Hancock Global Environmental Opportunities Fund	A	1,101,910
John Hancock Global Environmental Opportunities Fund	C	5,011
John Hancock Global Environmental Opportunities Fund	I	1,950,166
John Hancock Global Environmental Opportunities Fund	R6	8,199,510
John Hancock Global Shareholder Yield Fund	A	25,037,194
John Hancock Global Shareholder Yield Fund	C	336,874
John Hancock Global Shareholder Yield Fund	I	47,075,593
John Hancock Global Shareholder Yield Fund	R2	60,390
John Hancock Global Shareholder Yield Fund	R6	24,219,012
John Hancock High Yield Fund	NAV	271,807,076.372
John Hancock High Yield Fund	A	75,514,686
John Hancock High Yield Fund	C	1,134,197
John Hancock High Yield Fund	I	40,397,712
John Hancock High Yield Fund	R6	80,471,374
John Hancock High Yield Municipal Bond Fund	A	23,591,925
John Hancock High Yield Municipal Bond Fund	C	1,578,561
John Hancock High Yield Municipal Bond Fund	I	25,774,065
John Hancock High Yield Municipal Bond Fund	R6	2,109,419
John Hancock Income Fund	A	70,130,860
John Hancock Income Fund	C	924,714
John Hancock Income Fund	I	25,390,342
John Hancock Income Fund	R2	826,005
John Hancock Income Fund	R4	133,027
John Hancock Income Fund	R5	743,735
John Hancock Income Fund	R6	208,631,365
John Hancock Infrastructure Fund	NAV	1,996,717.745
John Hancock Infrastructure Fund	A	4,523,737
John Hancock Infrastructure Fund	C	692,665

Fund Name	Share Class	Outstanding Shares
John Hancock Infrastructure Fund	I	27,290,738
John Hancock Infrastructure Fund	R6	5,404,896
John Hancock International Dynamic Growth Fund	NAV	89,672,479.702
John Hancock International Dynamic Growth Fund	A	1,922,299
John Hancock International Dynamic Growth Fund	C	55,303
John Hancock International Dynamic Growth Fund	I	54,606,565
John Hancock International Dynamic Growth Fund	R6	22,464,383
John Hancock International Growth Fund	1	1,791,764.252
John Hancock International Growth Fund	NAV	6,220,488.038
John Hancock International Growth Fund	A	16,191,141
John Hancock International Growth Fund	C	764,451
John Hancock International Growth Fund	I	81,047,048
John Hancock International Growth Fund	R2	126,136
John Hancock International Growth Fund	R4	337,522
John Hancock International Growth Fund	R6	56,072,046
John Hancock Investment Grade Bond Fund	A	69,324,912
John Hancock Investment Grade Bond Fund	C	1,292,633
John Hancock Investment Grade Bond Fund	I	196,680,960
John Hancock Investment Grade Bond Fund	R2	739,924
John Hancock Investment Grade Bond Fund	R4	22,435
John Hancock Investment Grade Bond Fund	R6	126,545,898
John Hancock Managed Account Shares Bond Completion Portfolio	-	108,890
John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio	-	46,121,277
John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	-	17,286,682
John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio	-	2,007,592
John Hancock Managed Account Shares Securitized Debt Portfolio	-	21,639,761
John Hancock Mid Cap Growth Fund	NAV	47,853,497.703
John Hancock Mid Cap Growth Fund	A	2,450,997
John Hancock Mid Cap Growth Fund	C	9,694
John Hancock Mid Cap Growth Fund	I	319,105
John Hancock Mid Cap Growth Fund	R6	13,680,325
John Hancock Money Market Fund	A	1,485,461,110
John Hancock Money Market Fund	C	5,588,285
John Hancock Municipal Opportunities Fund	A	64,580,149
John Hancock Municipal Opportunities Fund	C	680,671
John Hancock Municipal Opportunities Fund	I	63,865,122
John Hancock Municipal Opportunities Fund	R6	19,671,024
John Hancock Regional Bank Fund	A	20,254,604
John Hancock Regional Bank Fund	C	1,195,660
John Hancock Regional Bank Fund	I	6,707,443
John Hancock Regional Bank Fund	R6	236,903

Fund Name	Share Class	Outstanding Shares
John Hancock Short Duration Bond Fund	NAV	100,321,838.072
John Hancock Short Duration Bond Fund	A	13,903,056
John Hancock Short Duration Bond Fund	C	217,373
John Hancock Short Duration Bond Fund	I	24,144,439
John Hancock Short Duration Bond Fund	R6	9,683,807
John Hancock Short Duration Municipal Opportunities Fund	A	137,955
John Hancock Short Duration Municipal Opportunities Fund	C	9,010
John Hancock Short Duration Municipal Opportunities Fund	I	3,593,131
John Hancock Short Duration Municipal Opportunities Fund	R6	2,018,050
John Hancock Small Cap Core Fund	NAV	41,618,695.470
John Hancock Small Cap Core Fund	A	23,162,983
John Hancock Small Cap Core Fund	I	27,296,077
John Hancock Small Cap Core Fund	R6	36,006,169
John Hancock U.S. Global Leaders Growth Fund	A	13,706,730
John Hancock U.S. Global Leaders Growth Fund	C	467,409
John Hancock U.S. Global Leaders Growth Fund	I	10,661,326
John Hancock U.S. Global Leaders Growth Fund	R2	12,081
John Hancock U.S. Global Leaders Growth Fund	R6	4,151,202
John Hancock U.S. Growth Fund	NAV	13,384,251.368
John Hancock U.S. Growth Fund	A	32,445,149
John Hancock U.S. Growth Fund	C	959,152
John Hancock U.S. Growth Fund	I	17,211,878
John Hancock U.S. Growth Fund	R2	60,586
John Hancock U.S. Growth Fund	R4	561,747
John Hancock U.S. Growth Fund	R6	30,342,185
Lifestyle Blend Aggressive Portfolio	1	33,793,892.500
Lifestyle Blend Aggressive Portfolio	A	8,367,091
Lifestyle Blend Aggressive Portfolio	R6	1,813,451
Lifestyle Blend Balanced Portfolio	1	73,191,999.707
Lifestyle Blend Balanced Portfolio	A	33,807,532
Lifestyle Blend Balanced Portfolio	R6	3,725,587
Lifestyle Blend Conservative Portfolio	1	19,635,694.588
Lifestyle Blend Conservative Portfolio	A	13,930,617
Lifestyle Blend Conservative Portfolio	R6	906,793
Lifestyle Blend Growth Portfolio	1	72,557,064.088
Lifestyle Blend Growth Portfolio	A	21,248,868
Lifestyle Blend Growth Portfolio	R6	4,156,582
Lifestyle Blend Moderate Portfolio	1	23,482,439.819
Lifestyle Blend Moderate Portfolio	A	15,885,789
Lifestyle Blend Moderate Portfolio	R6	993,225
Mid Value Fund	NAV	84,370,979.038
Multi-Asset Absolute Return Fund	NAV	10,491,765.437
Multi-Asset Absolute Return Fund	A	2,413,834

Fund Name	Share Class	Outstanding Shares
Multi-Asset Absolute Return Fund	C	146,943
Multi-Asset Absolute Return Fund	I	6,963,802
Multi-Asset Absolute Return Fund	R2	90,742
Multi-Asset Absolute Return Fund	R6	2,508,764
Multi-Asset High Income Fund	NAV	9,921,641.623
Multi-Asset High Income Fund	A	861,546
Multi-Asset High Income Fund	C	46,805
Multi-Asset High Income Fund	I	118,791
Multi-Asset High Income Fund	R6	148,117
Multimanager 2010 Lifetime Portfolio	1	7,811,241.869
Multimanager 2010 Lifetime Portfolio	A	4,634,853
Multimanager 2010 Lifetime Portfolio	I	5,167
Multimanager 2010 Lifetime Portfolio	R2	12,509
Multimanager 2010 Lifetime Portfolio	R6	1,067,389
Multimanager 2015 Lifetime Portfolio	1	8,549,919.409
Multimanager 2015 Lifetime Portfolio	A	9,186,237
Multimanager 2015 Lifetime Portfolio	I	14,193
Multimanager 2015 Lifetime Portfolio	R2	65,849
Multimanager 2015 Lifetime Portfolio	R4	2,429
Multimanager 2015 Lifetime Portfolio	R5	6,830
Multimanager 2015 Lifetime Portfolio	R6	1,253,073
Multimanager 2020 Lifetime Portfolio	1	21,681,004.082
Multimanager 2020 Lifetime Portfolio	A	16,175,399
Multimanager 2020 Lifetime Portfolio	I	28,174
Multimanager 2020 Lifetime Portfolio	R2	316,566
Multimanager 2020 Lifetime Portfolio	R4	4,649
Multimanager 2020 Lifetime Portfolio	R5	330,735
Multimanager 2020 Lifetime Portfolio	R6	2,449,351
Multimanager 2025 Lifetime Portfolio	1	45,807,828.758
Multimanager 2025 Lifetime Portfolio	A	18,278,837
Multimanager 2025 Lifetime Portfolio	I	271,886
Multimanager 2025 Lifetime Portfolio	R2	727,102
Multimanager 2025 Lifetime Portfolio	R4	63,045
Multimanager 2025 Lifetime Portfolio	R5	810,659
Multimanager 2025 Lifetime Portfolio	R6	6,766,310
Multimanager 2030 Lifetime Portfolio	1	69,356,705.336
Multimanager 2030 Lifetime Portfolio	A	21,480,817
Multimanager 2030 Lifetime Portfolio	I	127,394
Multimanager 2030 Lifetime Portfolio	R2	862,760
Multimanager 2030 Lifetime Portfolio	R4	27,441
Multimanager 2030 Lifetime Portfolio	R5	492,312
Multimanager 2030 Lifetime Portfolio	R6	8,350,357
Multimanager 2035 Lifetime Portfolio	1	68,045,944.310
Multimanager 2035 Lifetime Portfolio	A	19,473,966
Multimanager 2035 Lifetime Portfolio	I	4,392
Multimanager 2035 Lifetime Portfolio	R2	936,376
Multimanager 2035 Lifetime Portfolio	R4	16,526
Multimanager 2035 Lifetime Portfolio	R5	299,377
Multimanager 2035 Lifetime Portfolio	R6	9,367,014
Multimanager 2040 Lifetime Portfolio	1	57,527,300.842
Multimanager 2040 Lifetime Portfolio	A	16,837,840

Fund Name	Share Class	Outstanding Shares
Multimanager 2040 Lifetime Portfolio	I	88,925
Multimanager 2040 Lifetime Portfolio	R2	508,814
Multimanager 2040 Lifetime Portfolio	R4	22,327
Multimanager 2040 Lifetime Portfolio	R5	333,941
Multimanager 2040 Lifetime Portfolio	R6	6,553,152
Multimanager 2045 Lifetime Portfolio	1	57,414,063.342
Multimanager 2045 Lifetime Portfolio	A	15,034,421
Multimanager 2045 Lifetime Portfolio	I	61,611
Multimanager 2045 Lifetime Portfolio	R2	589,704
Multimanager 2045 Lifetime Portfolio	R4	40,674
Multimanager 2045 Lifetime Portfolio	R5	462,630
Multimanager 2045 Lifetime Portfolio	R6	7,472,090
Multimanager 2050 Lifetime Portfolio	1	33,220,983.314
Multimanager 2050 Lifetime Portfolio	A	6,936,067
Multimanager 2050 Lifetime Portfolio	I	13,855
Multimanager 2050 Lifetime Portfolio	R2	254,419
Multimanager 2050 Lifetime Portfolio	R4	2,115
Multimanager 2050 Lifetime Portfolio	R5	283,930
Multimanager 2050 Lifetime Portfolio	R6	6,198,777
Multimanager 2055 Lifetime Portfolio	1	25,725,241.099
Multimanager 2055 Lifetime Portfolio	A	3,001,558
Multimanager 2055 Lifetime Portfolio	I	4,635
Multimanager 2055 Lifetime Portfolio	R2	70,066
Multimanager 2055 Lifetime Portfolio	R4	4,562
Multimanager 2055 Lifetime Portfolio	R5	319,758
Multimanager 2055 Lifetime Portfolio	R6	4,774,773
Multimanager 2060 Lifetime Portfolio	1	17,552,930.813
Multimanager 2060 Lifetime Portfolio	A	978,740
Multimanager 2060 Lifetime Portfolio	I	3,966
Multimanager 2060 Lifetime Portfolio	R2	30,998
Multimanager 2060 Lifetime Portfolio	R4	1,415
Multimanager 2060 Lifetime Portfolio	R5	174,465
Multimanager 2060 Lifetime Portfolio	R6	3,433,946
Multimanager 2065 Lifetime Portfolio	1	8,152,552.998
Multimanager 2065 Lifetime Portfolio	A	163,678
Multimanager 2065 Lifetime Portfolio	I	5,353
Multimanager 2065 Lifetime Portfolio	R2	1,028
Multimanager 2065 Lifetime Portfolio	R4	5,584
Multimanager 2065 Lifetime Portfolio	R5	52,522
Multimanager 2065 Lifetime Portfolio	R6	849,571
Multimanager 2070 Lifetime Portfolio	1	47,358.867
Multimanager 2070 Lifetime Portfolio	A	5,008
Multimanager 2070 Lifetime Portfolio	R6	5,000
Multimanager Lifestyle Aggressive Portfolio	1	156,630,054.891
Multimanager Lifestyle Aggressive Portfolio	A	37,178,814
Multimanager Lifestyle Aggressive Portfolio	C	1,795,029
Multimanager Lifestyle Aggressive Portfolio	I	524,001
Multimanager Lifestyle Aggressive Portfolio	R2	796,740
Multimanager Lifestyle Aggressive Portfolio	R4	86,831
Multimanager Lifestyle Aggressive Portfolio	R5	275,089
Multimanager Lifestyle Aggressive Portfolio	R6	4,604,284

Fund Name	Share Class	Outstanding Shares
Multimanager Lifestyle Balanced Portfolio	5	11,456,518
Multimanager Lifestyle Balanced Portfolio	1	366,760,017.832
Multimanager Lifestyle Balanced Portfolio	A	117,884,504
Multimanager Lifestyle Balanced Portfolio	C	2,947,488
Multimanager Lifestyle Balanced Portfolio	I	2,242,054
Multimanager Lifestyle Balanced Portfolio	R2	1,023,578
Multimanager Lifestyle Balanced Portfolio	R4	251,287
Multimanager Lifestyle Balanced Portfolio	R5	533,612
Multimanager Lifestyle Balanced Portfolio	R6	9,935,700
Multimanager Lifestyle Conservative Portfolio	1	77,695,814.699
Multimanager Lifestyle Conservative Portfolio	A	46,289,661
Multimanager Lifestyle Conservative Portfolio	C	1,179,919
Multimanager Lifestyle Conservative Portfolio	I	977,993
Multimanager Lifestyle Conservative Portfolio	R2	416,913
Multimanager Lifestyle Conservative Portfolio	R4	199,674
Multimanager Lifestyle Conservative Portfolio	R5	98,141
Multimanager Lifestyle Conservative Portfolio	R6	2,364,364
Multimanager Lifestyle Growth Portfolio	5	27,176,430
Multimanager Lifestyle Growth Portfolio	1	385,287,049.774
Multimanager Lifestyle Growth Portfolio	A	121,390,297
Multimanager Lifestyle Growth Portfolio	C	4,643,825
Multimanager Lifestyle Growth Portfolio	I	1,916,042
Multimanager Lifestyle Growth Portfolio	R2	1,487,491
Multimanager Lifestyle Growth Portfolio	R4	179,321
Multimanager Lifestyle Growth Portfolio	R5	472,422
Multimanager Lifestyle Growth Portfolio	R6	9,230,469
Multimanager Lifestyle Moderate Portfolio	5	4,225,877
Multimanager Lifestyle Moderate Portfolio	1	100,837,530.459
Multimanager Lifestyle Moderate Portfolio	A	47,873,879
Multimanager Lifestyle Moderate Portfolio	C	1,473,513
Multimanager Lifestyle Moderate Portfolio	I	1,614,332
Multimanager Lifestyle Moderate Portfolio	R2	570,555
Multimanager Lifestyle Moderate Portfolio	R4	38,650
Multimanager Lifestyle Moderate Portfolio	R5	916,647
Multimanager Lifestyle Moderate Portfolio	R6	3,932,889
Opportunistic Fixed Income Fund	1	4,694,339.628
Opportunistic Fixed Income Fund	A	2,485,121
Opportunistic Fixed Income Fund	C	55,212
Opportunistic Fixed Income Fund	I	1,315,500
Opportunistic Fixed Income Fund	R6	2,050,509
Real Estate Securities Fund	1	15,518,958.395
Real Estate Securities Fund	A	490,464
Real Estate Securities Fund	C	1,281
Real Estate Securities Fund	I	997,460

Fund Name	Share Class	Outstanding Shares
Real Estate Securities Fund	R6	842,159
Small Cap Dynamic Growth Fund	NAV	10,291,230.783
Small Cap Dynamic Growth Fund	A	15,718,854
Small Cap Dynamic Growth Fund	C	99,246
Small Cap Dynamic Growth Fund	I	764,037
Small Cap Dynamic Growth Fund	R6	4,688,530
Strategic Income Opportunities Fund	NAV	123,836,547.470
Strategic Income Opportunities Fund	A	23,691,591
Strategic Income Opportunities Fund	C	1,241,013
Strategic Income Opportunities Fund	I	96,523,443
Strategic Income Opportunities Fund	R2	294,546
Strategic Income Opportunities Fund	R6	13,635,161
U.S. Sector Rotation Fund	NAV	365,363,863.869

To the best knowledge of the Trusts, as of the Record Date, the following shareholders (principal holders) owned beneficially or of record 5% or more of the outstanding shares of the Funds and classes stated below. A shareholder who owns beneficially more than 25% of a Fund or any class of a Fund is deemed to be a control person of that Fund or that class of the Fund, as applicable, and therefore could determine the outcome of a shareholder meeting with respect to the proposal directly affecting that Fund or that share class, as applicable.

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

2010 LIFETIME BLEND PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF DAVID M MCKINLEY 779 CORNELIA DR SE HUNTSVILLE AL 35802-3778	13.65%	BENEFICIAL

2010 LIFETIME BLEND PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	96.75%	BENEFICIAL

2010 LIFETIME BLEND PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	64.18%	RECORD

2010 LIFETIME BLEND PORTFOLIO	R6	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.58%	RECORD

2010 LIFETIME BLEND PORTFOLIO	R6	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	8.23%	RECORD

2010 LIFETIME BLEND PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.06%	RECORD

2010 LIFETIME BLEND PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	98.46%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

2015 LIFETIME BLEND PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF RONALD L LOBERFELD 35 PRENTICE RD NEWTON CENTER MA 02459-1325	5.21%	BENEFICIAL

2015 LIFETIME BLEND PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	100.00%	RECORD

2015 LIFETIME BLEND PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	57.19%	RECORD

2015 LIFETIME BLEND PORTFOLIO	R6	EMPOWER TRUST FBO RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	14.71%	RECORD

2015 LIFETIME BLEND PORTFOLIO	R6	EMPOWER TRUST FBO RECORDKEEPING VARIOUS BENEFIT PL NY 8525 E ORCHARD RD C/O MUTUAL FUND TRADING GREENWOOD VILLAGE CO 80111-5002	7.63%	RECORD

2015 LIFETIME BLEND PORTFOLIO	R6	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.89%	RECORD

2015 LIFETIME BLEND PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	92.40%	RECORD

2015 LIFETIME BLEND PORTFOLIO	1	JHNY RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	7.60%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

2020 LIFETIME BLEND PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	70.61%	RECORD

2020 LIFETIME BLEND PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	29.39%	RECORD

2020 LIFETIME BLEND PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	71.58%	RECORD

2020 LIFETIME BLEND PORTFOLIO	R6	EMPOWER TRUST FBO RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	7.68%	RECORD

2020 LIFETIME BLEND PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	96.04%	RECORD

2025 LIFETIME BLEND PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	52.99%	RECORD

2025 LIFETIME BLEND PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	47.01%	RECORD

2025 LIFETIME BLEND PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	70.00%	RECORD

2025 LIFETIME BLEND PORTFOLIO	R6	EMPOWER TRUST FBO RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	7.62%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

2025 LIFETIME BLEND PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	96.31%	RECORD

2030 LIFETIME BLEND PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	79.88%	RECORD

2030 LIFETIME BLEND PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20.12%	RECORD

2030 LIFETIME BLEND PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	74.13%	RECORD

2030 LIFETIME BLEND PORTFOLIO	R6	EMPOWER TRUST FBO RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	6.96%	RECORD

2030 LIFETIME BLEND PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	97.10%	RECORD

2035 LIFETIME BLEND PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	59.60%	RECORD

2035 LIFETIME BLEND PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	40.40%	RECORD

2035 LIFETIME BLEND PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	73.29%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

2035 LIFETIME BLEND PORTFOLIO	R6	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.18%	RECORD

2035 LIFETIME BLEND PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	97.13%	RECORD

2040 LIFETIME BLEND PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	58.50%	RECORD

2040 LIFETIME BLEND PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	41.50%	RECORD

2040 LIFETIME BLEND PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	75.17%	RECORD

2040 LIFETIME BLEND PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	97.70%	RECORD

2045 LIFETIME BLEND PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	54.31%	RECORD

2045 LIFETIME BLEND PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	45.69%	RECORD

2045 LIFETIME BLEND PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	72.48%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

2045 LIFETIME BLEND PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	97.26%	RECORD

2050 LIFETIME BLEND PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	64.15%	RECORD

2050 LIFETIME BLEND PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	35.85%	RECORD

2050 LIFETIME BLEND PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	72.87%	RECORD

2050 LIFETIME BLEND PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	97.02%	RECORD

2055 LIFETIME BLEND PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	78.60%	RECORD

2055 LIFETIME BLEND PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	21.40%	RECORD

2055 LIFETIME BLEND PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	73.56%	RECORD

2055 LIFETIME BLEND PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.48%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

2055 LIFETIME BLEND PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	96.50%	RECORD

2060 LIFETIME BLEND PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	82.57%	RECORD

2060 LIFETIME BLEND PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	17.43%	RECORD

2060 LIFETIME BLEND PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	70.30%	RECORD

2060 LIFETIME BLEND PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.36%	RECORD

2065 LIFETIME BLEND PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL

2065 LIFETIME BLEND PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	71.87%	RECORD

2065 LIFETIME BLEND PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.25%	RECORD

2065 LIFETIME BLEND PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	96.97%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

2070 LIFETIME BLEND PORTFOLIO	A	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	80.67%	BENEFICIAL

2070 LIFETIME BLEND PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF JAYLA WALKER 7904 DELLWOOD AVE GLENARDEN MD 20706-1704	7.52%	BENEFICIAL

2070 LIFETIME BLEND PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF JOSHUA ENGELKEN 681 CHANDLER ST TEWKSBURY MA 01876-3705	5.50%	BENEFICIAL

2070 LIFETIME BLEND PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	50.93%	BENEFICIAL

2070 LIFETIME BLEND PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST BOSTON MA 02116-5022	49.07%	RECORD

2070 LIFETIME BLEND PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	78.08%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.68%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.39%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

ALTERNATIVE ASSET ALLOCATION FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	10.00%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.81%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.46%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	6.17%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	32.03%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	27.28%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.84%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

ALTERNATIVE ASSET ALLOCATION FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.91%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.87%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	53.86%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	11.06%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.07%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.79%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.45%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	R2	ASCENSUS TRUST COMPANY FBO JASWAL PROFESSIONAL SERVICES CORP PO BOX 10758 FARGO ND 58106-0758	33.30%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

ALTERNATIVE ASSET ALLOCATION FUND	R2	MID ATLANTIC TRUST COMPANY FBO PASCACK DATA SERVICES INC 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	20.66%	BENEFICIAL

ALTERNATIVE ASSET ALLOCATION FUND	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	18.67%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	R2	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	7.38%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	R2	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.72%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	R2	ASCENSUS TRUST COMPANY FBO MICHAEL LEE DDS PLLC 401(K) P/S PLA 757292 PO BOX 10758 FARGO ND 58106-0758	5.37%	BENEFICIAL

ALTERNATIVE ASSET ALLOCATION FUND	R2	ASCENSUS TRUST COMPANY FBO HERR DOKTOR DOKTOR SOLO 401(K) PO BOX 10758 FARGO ND 58106-0758	5.05%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

ALTERNATIVE ASSET ALLOCATION FUND	R4	RELIANCE TRUST COMPANY TRUSTEE FBO STUART DEAN CO INC 401(K) 4350 10TH ST LONG IS CITY NY 11101-6910	63.40%	BENEFICIAL

ALTERNATIVE ASSET ALLOCATION FUND	R4	MATRIX TRUST COMPANY CUST FBO LOWELL AREA SCHOOLS 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	25.69%	BENEFICIAL

ALTERNATIVE ASSET ALLOCATION FUND	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.91%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	16.37%	BENEFICIAL

ALTERNATIVE ASSET ALLOCATION FUND	R6	SEI PRIVATE TRUST COMPANY C/O UMB BANK 1 FREEDOM VALLEY DR OAKS PA 19456-9989	14.02%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.65%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	R6	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.38%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

ALTERNATIVE ASSET ALLOCATION FUND	R6	WELLS FARGO BANK NA FBO OMNIBUS CASH CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	5.77%	RECORD

ALTERNATIVE ASSET ALLOCATION FUND	R6	VOYA RETIREMENT INS AND ANNUITY CO 1 ORANGE WAY WINDSOR CT 06095-4773	5.34%	RECORD

BALANCED FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	67.96%	RECORD

BALANCED FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.41%	RECORD

BALANCED FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	23.89%	RECORD

BALANCED FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	12.60%	RECORD

BALANCED FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.48%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

BALANCED FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.35%	RECORD

BALANCED FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.26%	RECORD

BALANCED FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.94%	RECORD

BALANCED FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	5.24%	RECORD

BALANCED FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	17.70%	RECORD

BALANCED FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	17.29%	RECORD

BALANCED FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	15.58%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

BALANCED FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	9.41%	RECORD

BALANCED FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.68%	RECORD

BALANCED FUND	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	7.25%	RECORD

BALANCED FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.10%	RECORD

BALANCED FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.49%	RECORD

BALANCED FUND	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	10.78%	RECORD

BALANCED FUND	R2	STEVE BERGMAN FBO BERGMAN REALTY CORP 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9.85%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

BALANCED FUND	R2	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.36%	RECORD

BALANCED FUND	R2	MID ATLANTIC TRUST COMPANY FBO ABRASIVES & TOOLS OF NH INC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.11%	BENEFICIAL

BALANCED FUND	R2	CBNA CUST FBO HOME OF GOOD SHEPHERD 403B RET 6 RHOADS DR STE 7 UTICA NY 13502-6317	7.88%	BENEFICIAL

BALANCED FUND	R2	MID ATLANTIC TRUST COMPANY FBO PARKWAY ANIMAL CLINIC 401(K) PROFIT 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.06%	BENEFICIAL

BALANCED FUND	R2	MID ATLANTIC TRUST COMPANY FBO EXTRAORD-N-AIR INC 401(K) PROFIT SH 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	5.17%	BENEFICIAL

BALANCED FUND	R4	JOHN HANCOCK TRUST COMPANY 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	44.27%	RECORD

BALANCED FUND	R4	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	40.31%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

BALANCED FUND	R4	MATRIX TRUST COMPANY CUST FBO L & H COMPANY INC 401 (K) PROFIT 717 17TH ST STE 1300 DENVER CO 80202-3304	11.61%	BENEFICIAL

BALANCED FUND	R5	ASCENSUS TRUST COMPANY FBO LAUDADIO POLYMERS INC 401K PS PLAN PO BOX 10577 FARGO ND 58106-0577	92.14%	BENEFICIAL

BALANCED FUND	R5	FIIOC FBO KOEHLER INSTRUMENT CO INC 401K RETIREMENT PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	5.98%	BENEFICIAL

BALANCED FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	84.26%	RECORD

BLUE CHIP GROWTH FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	54.59%	RECORD

BLUE CHIP GROWTH FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	21.53%	RECORD

BLUE CHIP GROWTH FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	20.44%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

BLUE CHIP GROWTH FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	13.83%	RECORD

BLUE CHIP GROWTH FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	11.30%	RECORD

BLUE CHIP GROWTH FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.14%	RECORD

BLUE CHIP GROWTH FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	8.13%	RECORD

BLUE CHIP GROWTH FUND	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	94.38%	RECORD

BLUE CHIP GROWTH FUND	1	JHNY RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	5.62%	RECORD

BLUE CHIP GROWTH FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	20.98%	RECORD

BLUE CHIP GROWTH FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	36.97%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

BLUE CHIP GROWTH FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	15.80%	RECORD

BOND FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	63.61%	RECORD

BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.59%	RECORD

BOND FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	21.22%	RECORD

BOND FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	13.47%	RECORD

BOND FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.98%	RECORD

BOND FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.65%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.29%	RECORD

BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.93%	RECORD

BOND FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	6.52%	RECORD

BOND FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	5.38%	RECORD

BOND FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.52%	RECORD

BOND FUND	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	14.70%	RECORD

BOND FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.27%	RECORD

BOND FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	13.89%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

BOND FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.16%	RECORD

BOND FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.44%	RECORD

BOND FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	5.41%	RECORD

BOND FUND	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	33.95%	RECORD

BOND FUND	R2	EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	7.76%	RECORD

BOND FUND	R2	PRINCIPAL TRUST COMPANY FBO NORTON HEALTHCARE INC 457(B) SALARY DEFERRAL PLAN ATTN PLAN TRUSTEE 1013 CENTRE RD WILMINGTON DE 19805-1265	7.55%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

BOND FUND	R2	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.32%	RECORD

BOND FUND	R2	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.76%	RECORD

BOND FUND	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	36.98%	RECORD

BOND FUND	R4	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	15.93%	RECORD

BOND FUND	R4	ALERUS FINANCIAL FBO WORLD ARCHITECTS 401K 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.69%	BENEFICIAL

BOND FUND	R4	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	10.68%	RECORD

BOND FUND	R4	CHARLES SCHWAB TRUST BANK TRUST COLSA CORPORATION 401(K) PROFIT SHA ARING PLAN 2423 E LINCOLN DR PHOENIX AZ 85016-1215	6.02%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

BOND FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	67.78%	RECORD

BOND FUND	R6	JOHN HANCOCK TRUST COMPANY 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	6.88%	RECORD

BOND FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.91%	RECORD

BOND FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	11.50%	RECORD

BOND FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	8.84%	RECORD

BOND FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	6.68%	RECORD

BOND FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	6.27%	RECORD

BOND FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	16.52%	RECORD

BOND FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	12.74%	RECORD

CALIFORNIA MUNICIPAL BOND FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	49.83%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

CALIFORNIA MUNICIPAL BOND FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.42%	RECORD

CALIFORNIA MUNICIPAL BOND FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.50%	RECORD

CALIFORNIA MUNICIPAL BOND FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	19.64%	RECORD

CALIFORNIA MUNICIPAL BOND FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	14.35%	RECORD

CALIFORNIA MUNICIPAL BOND FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.61%	RECORD

CALIFORNIA MUNICIPAL BOND FUND	C	MATTHEW A BERGMAN CAROL R STEPHENS JT WROS 21718 ELKWOOD ST CANOGA PARK CA 91304-4850	8.16%	BENEFICIAL

CALIFORNIA MUNICIPAL BOND FUND	C	KYOKO O JOHNSON LARRY A JOHNSON JT WROS 271 YOUNG CIR MARINA CA 93933-2718	6.11%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

CALIFORNIA MUNICIPAL BOND FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	30.68%	RECORD

CALIFORNIA MUNICIPAL BOND FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	22.20%	RECORD

CALIFORNIA MUNICIPAL BOND FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	16.91%	RECORD

CALIFORNIA MUNICIPAL BOND FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.71%	RECORD

CALIFORNIA MUNICIPAL BOND FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.74%	RECORD

CALIFORNIA MUNICIPAL BOND FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	5.63%	RECORD

CALIFORNIA MUNICIPAL BOND FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	96.58%	RECORD

CAPITAL APPRECIATION VALUE FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	7.84%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

CAPITAL APPRECIATION VALUE FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	29.13%	RECORD

CAPITAL APPRECIATION VALUE FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	26.45%	RECORD

CAPITAL APPRECIATION VALUE FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	11.86%	RECORD

CLASSIC VALUE FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	19.98%	RECORD

CLASSIC VALUE FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	15.98%	RECORD

CLASSIC VALUE FUND	A	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	6.28%	RECORD

CLASSIC VALUE FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.12%	RECORD

CLASSIC VALUE FUND	A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	5.04%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

CLASSIC VALUE FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	28.35%	RECORD

CLASSIC VALUE FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	12.52%	RECORD

CLASSIC VALUE FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.39%	RECORD

CLASSIC VALUE FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.31%	RECORD

CLASSIC VALUE FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.01%	RECORD

CLASSIC VALUE FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	16.94%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

CLASSIC VALUE FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.34%	RECORD

CLASSIC VALUE FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	12.04%	RECORD

CLASSIC VALUE FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	11.61%	RECORD

CLASSIC VALUE FUND	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	8.81%	RECORD

CLASSIC VALUE FUND	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	6.26%	RECORD

CLASSIC VALUE FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.76%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

CLASSIC VALUE FUND	R2	ASCENSUS TRUSTCO FBO AG RISK SOLUTIONS RETPLAN PO BOX 10758 FARGO ND 58106-0758	46.82%	BENEFICIAL

CLASSIC VALUE FUND	R2	ASCENSUS TRUST COMPANY FBO MAIN PO BOX 10758 FARGO ND 58106-0758	16.74%	BENEFICIAL

CLASSIC VALUE FUND	R2	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.43%	RECORD

CLASSIC VALUE FUND	R5	MID ATLANTIC TRUST COMPANY FBO ONE SOURCE OFFICE REFRESHMENT 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	100.00%	BENEFICIAL

CLASSIC VALUE FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	53.07%	RECORD

CLASSIC VALUE FUND	R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	23.36%	RECORD

CLASSIC VALUE FUND	R6	THE NORTHERN TRUST CORPORATION AGEN FBO MODERN WOODMEN RETIREMENT PLAN PO BOX 92956 CHICAGO IL 60675-2956	9.46%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

CLASSIC VALUE FUND	R6	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K - FG 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.26%	RECORD

COLLATERAL TRUST	CIT	STATE STREET FBO CASH SWEEP STATE STREET BANK AND TRUST 1776 HERITAGE DR QUINCY MA 02171-2119	58.62%	RECORD

COLLATERAL TRUST	CIT	JHF III DISCIPLINED VALUE MID CAP C/O JOHN HANCOCK INVESTMENT MGMT 200 BERKELEY ST BOSTON MA 02116-5022	13.91%	RECORD

CORE BOND FUND	NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2025-2028 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	10.63%	BENEFICIAL

CORE BOND FUND	NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO - COLLEGE 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	9.56%	BENEFICIAL

CORE BOND FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	8.97%	BENEFICIAL

CORE BOND FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	14.39%	RECORD

CORE BOND FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	13.02%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

CORE BOND FUND	NAV	FUND OF FUNDS V BOSTON, MA 02116	16.66%	RECORD

CORE BOND FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	6.02%	RECORD

CORE BOND FUND	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	100%	RECORD

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	66.79%	RECORD

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	53.24%	RECORD

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	C	JOHN HANCOCK LIFE & HEALTH INS CO DUNE VIEW GARDENS INC SIMPLE IRA FBO TIMOTHY M HURLEY PO BOX 2159 SOUTHAMPTON NY 11969-2159	21.23%	BENEFICIAL

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	86.08%	RECORD

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.39%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST BOSTON MA 02116-5022	37.45%	RECORD

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22.02%	RECORD

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	10.39%	RECORD

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	R6	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.25%	RECORD

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	R6	C/O GWP US ADVISORS SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	7.08%	RECORD

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	6.91%	RECORD

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	15.99%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	13.66%	BENEFICIAL

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	10.82%	BENEFICIAL

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO EQUITY 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	10.73%	BENEFICIAL

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO - COLLEGE 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	7.55%	BENEFICIAL

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	7.13%	BENEFICIAL

DISCIPLINED VALUE EMERGING MARKETS EQUITY FUND	NAV	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	32.58%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	50.09%	RECORD

DISCIPLINED VALUE FUND	A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	7.37%	RECORD

DISCIPLINED VALUE FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.89%	RECORD

DISCIPLINED VALUE FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	5.52%	RECORD

DISCIPLINED VALUE FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	16.08%	RECORD

DISCIPLINED VALUE FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	11.68%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.40%	RECORD

DISCIPLINED VALUE FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.64%	RECORD

DISCIPLINED VALUE FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.73%	RECORD

DISCIPLINED VALUE FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.68%	RECORD

DISCIPLINED VALUE FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.27%	RECORD

DISCIPLINED VALUE FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.37%	RECORD

DISCIPLINED VALUE FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	27.44%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	17.58%	RECORD

DISCIPLINED VALUE FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.98%	RECORD

DISCIPLINED VALUE FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	14.51%	RECORD

DISCIPLINED VALUE FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.78%	RECORD

DISCIPLINED VALUE FUND	R2	JOHN HANCOCK TRUST COMPANY 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	18.60%	RECORD

DISCIPLINED VALUE FUND	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	15.26%	RECORD

DISCIPLINED VALUE FUND	R2	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	9.95%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE FUND	R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.67%	RECORD

DISCIPLINED VALUE FUND	R2	SAMMONS FINANCIAL NETWORK LLC 8300 MILLS CIVIC PKWY WDM IA 50266-3833	5.56%	RECORD

DISCIPLINED VALUE FUND	R2	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	5.42%	RECORD

DISCIPLINED VALUE FUND	R4	CHARLES SCHWAB TRUST BANK TRUST COLSA CORPORATION 401(K) PROFIT SHARING PLAN 2423 E LINCOLN DR PHOENIX AZ 85016-1215	30.58%	BENEFICIAL

DISCIPLINED VALUE FUND	R4	TIAA TRUST NA CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	21.43%	RECORD

DISCIPLINED VALUE FUND	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.77%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE FUND	R4	NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMENT PLANS C/O IPO PORTFOLIO ACCOUNTING NTC-PLNS PO BOX 182029 COLUMBUS OH 43218-2029	5.79%	RECORD

DISCIPLINED VALUE FUND	R4	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.57%	RECORD

DISCIPLINED VALUE FUND	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	33.05%	RECORD

DISCIPLINED VALUE FUND	R5	TIAA TRUST NA CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	17.69%	RECORD

DISCIPLINED VALUE FUND	R5	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	17.24%	RECORD

DISCIPLINED VALUE FUND	R5	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	14.93%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE FUND	R5	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.71%	RECORD

DISCIPLINED VALUE FUND	R5	MATRIX TRUST COMPANY CUST FBO PHX-MILLIMAN INC RK OMNI ACCT PO BOX 52129 PHOENIX AZ 85072-2129	5.58%	BENEFICIAL

DISCIPLINED VALUE FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20.73%	RECORD

DISCIPLINED VALUE FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	19.18%	RECORD

DISCIPLINED VALUE FUND	R6	TIAA TRUST NA CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	14.99%	RECORD

DISCIPLINED VALUE FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	12.28%	BENEFICIAL

DISCIPLINED VALUE FUND	NAV	Fund of Funds 200 BERKELEY STREET Boston, MA 02116	5.47%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE FUND	NAV	Fund of Funds 200 BERKELEY STREET Boston, MA 02116	8.79%	RECORD

DISCIPLINED VALUE FUND	NAV	Fund of Funds 200 BERKELEY STREET Boston, MA 02116	16.38%	RECORD

DISCIPLINED VALUE FUND	NAV	Fund of Funds 200 BERKELEY STREET Boston, MA 02116	28.60%	RECORD

DISCIPLINED VALUE FUND	NAV	Fund of Funds 200 BERKELEY STREET Boston, MA 02116	12.76%	RECORD

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	44.73%	RECORD

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	A	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	12.47%	RECORD

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10.78%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.57%	RECORD

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	42.69%	RECORD

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	21.20%	RECORD

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	15.39%	RECORD

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	13.24%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	28.27%	RECORD

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	26.79%	RECORD

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.57%	RECORD

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEIFT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8.58%	RECORD

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	I	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.30%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	R6	MLPF&S INC FOR THE BENEFIT OF OUR CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	46.73%	RECORD

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	R6	SEI PRIVATE TRUST COMPANY C/O MELLON BANK ATTN MUTUAL FUNDS ADMIN 1 FREEDOM VALLEY DR OAKS PA 19456-9989	17.23%	RECORD

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	R6	STRATEVEST CO OMNIBUS ACCOUNT PO BOX 1034 CHERRY HILL NJ 08034-0009	15.19%	RECORD

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	7.31%	RECORD

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	R6	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	5.59%	RECORD

DISCIPLINED VALUE GLOBAL LONG/SHORT FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	100%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	58.26%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE INTERNATIONAL FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	9.30%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	20.15%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	17.60%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	16.01%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	9.42%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7.86%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE INTERNATIONAL FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	43.56%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	24.59%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.98%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	6.68%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.25%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	R2	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	69.63%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	R2	FIIOC FBO SEARS MANUFACTURING CO. SALARIED RETIREMENT PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1999	18.92%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE INTERNATIONAL FUND	R4	MATRIX TRUST COMPANY CUST FBO FAMILY CARE ASSOCIATES OF 717 17TH ST STE 1300 DENVER CO 80202-3304	35.69%	BENEFICIAL

DISCIPLINED VALUE INTERNATIONAL FUND	R4	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	31.13%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	R4	ASCENSUS TRUST COMPANY FBO DATOCWITTEN GROUP INC 401K PLAN PO BOX 10758 FARGO ND 58106-0758	12.69%	BENEFICIAL

DISCIPLINED VALUE INTERNATIONAL FUND	R4	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.55%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	R4	MATRIX TRUST COMPANY CUST FBO IAMS CONSULTING LLC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	8.15%	BENEFICIAL

DISCIPLINED VALUE INTERNATIONAL FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	40.24%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	11.61%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE INTERNATIONAL FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.79%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	20.16%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	31.85%	RECORD

DISCIPLINED VALUE INTERNATIONAL FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	13.43%	RECORD

DISCIPLINED VALUE MID CAP FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	36.60%	RECORD

DISCIPLINED VALUE MID CAP FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	11.34%	RECORD

DISCIPLINED VALUE MID CAP FUND	A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	10.28%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE MID CAP FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.29%	RECORD

DISCIPLINED VALUE MID CAP FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	13.78%	RECORD

DISCIPLINED VALUE MID CAP FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	13.47%	RECORD

DISCIPLINED VALUE MID CAP FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	12.44%	RECORD

DISCIPLINED VALUE MID CAP FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.23%	RECORD

DISCIPLINED VALUE MID CAP FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.55%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE MID CAP FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.91%	RECORD

DISCIPLINED VALUE MID CAP FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.19%	RECORD

DISCIPLINED VALUE MID CAP FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.23%	RECORD

DISCIPLINED VALUE MID CAP FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	24.53%	RECORD

DISCIPLINED VALUE MID CAP FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.73%	RECORD

DISCIPLINED VALUE MID CAP FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	14.25%	RECORD

DISCIPLINED VALUE MID CAP FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.00%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE MID CAP FUND	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	7.90%	RECORD

DISCIPLINED VALUE MID CAP FUND	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	18.84%	RECORD

DISCIPLINED VALUE MID CAP FUND	R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.65%	RECORD

DISCIPLINED VALUE MID CAP FUND	R2	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	12.36%	RECORD

DISCIPLINED VALUE MID CAP FUND	R2	JOHN HANCOCK TRUST COMPANY 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	6.68%	RECORD

DISCIPLINED VALUE MID CAP FUND	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.55%	RECORD

DISCIPLINED VALUE MID CAP FUND	R4	LINCOLN RETIREMENT SERVICES COMPANY FBO PRINCE WILLIAM 403B PO BOX 7876 FORT WAYNE IN 46801-7876	9.34%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DISCIPLINED VALUE MID CAP FUND	R4	MATRIX TRUST COMPANY CUST FBO VERMEER CORPORATION 401(K) RETIREME 717 17TH ST STE 1300 DENVER CO 80202-3304	6.29%	BENEFICIAL

DISCIPLINED VALUE MID CAP FUND	R4	CHARLES SCHWAB TRUST BANK TRUST COLSA CORPORATION 401(K) PROFIT SHA ARING PLAN 2423 E LINCOLN DR PHOENIX AZ 85016-1215	5.71%	BENEFICIAL

DISCIPLINED VALUE MID CAP FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	21.88%	RECORD

DISCIPLINED VALUE MID CAP FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.33%	RECORD

DISCIPLINED VALUE MID CAP FUND	R6	MLPF&S INC FOR THE BENEFIT OF OUR CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	11.64%	RECORD

DISCIPLINED VALUE MID CAP FUND	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	5.25%	RECORD

DIVERSIFIED MACRO FUND	A	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	34.57%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DIVERSIFIED MACRO FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	31.85%	RECORD

DIVERSIFIED MACRO FUND	A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	9.03%	RECORD

DIVERSIFIED MACRO FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	51.39%	RECORD

DIVERSIFIED MACRO FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	16.77%	RECORD

DIVERSIFIED MACRO FUND	C	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF JOSEPH M BATTISTA 2652 LUNDQUIST DR AURORA IL 60503-3653	8.82%	BENEFICIAL

DIVERSIFIED MACRO FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.61%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DIVERSIFIED MACRO FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.26%	RECORD

DIVERSIFIED MACRO FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	29.64%	RECORD

DIVERSIFIED MACRO FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	22.48%	RECORD

DIVERSIFIED MACRO FUND	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	18.86%	RECORD

DIVERSIFIED MACRO FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	11.62%	RECORD

DIVERSIFIED MACRO FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.02%	RECORD

DIVERSIFIED MACRO FUND	R6	ATTN MUTUAL FUND OPERATIONS MAC & CO 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502	79.89%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

DIVERSIFIED MACRO FUND	R6	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	9.10%	RECORD

DIVERSIFIED MACRO FUND	R6	IBEW LOCAL UNION #479 PENSION TRUST FUND PO BOX 20857 BEAUMONT TX 77720-0857	6.50%	BENEFICIAL

DIVERSIFIED MACRO FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	17.00%	RECORD

DIVERSIFIED MACRO FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	6.97%	RECORD

DIVERSIFIED MACRO FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	24.54%	RECORD

DIVERSIFIED MACRO FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	23.49%	RECORD

DIVERSIFIED MACRO FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	5.40%	RECORD

DIVERSIFIED REAL ASSETS FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	21.99%	RECORD

DIVERSIFIED REAL ASSETS FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	33.72%	RECORD

DIVERSIFIED REAL ASSETS FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	16.06%	RECORD

DIVERSIFIED REAL ASSETS FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	6.02%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

EMERGING MARKETS DEBT FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	9.18%	RECORD

EMERGING MARKETS DEBT FUND	A	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 575 WASHINGTON BLVD 12TH FL MUTUAL FUND DEPARTMENT JERSEY CITY NJ 07310-1616	8.60%	RECORD

EMERGING MARKETS DEBT FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	8.24%	RECORD

EMERGING MARKETS DEBT FUND	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.10%	RECORD

EMERGING MARKETS DEBT FUND	A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	5.21%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

EMERGING MARKETS DEBT FUND	C	JOHN HANCOCK LIFE & HEALTH INS CO DUNE VIEW GARDENS INC SIMPLE IRA FBO TERI A HURLEY 334 FLYING POINT RD WATER MILL NY 11976-3406	57.36%	BENEFICIAL

EMERGING MARKETS DEBT FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	25.22%	RECORD

EMERGING MARKETS DEBT FUND	C	VICKI S THOMAS TOD SUBJECT TO (STA) TOD RULES 2143 CONWILL RD STOW OH 44224-3415	7.77%	BENEFICIAL

EMERGING MARKETS DEBT FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.50%	RECORD

EMERGING MARKETS DEBT FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	68.78%	RECORD

EMERGING MARKETS DEBT FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	13.81%	RECORD

EMERGING MARKETS DEBT FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.30%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

EMERGING MARKETS DEBT FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	26.30%	BENEFICIAL

EMERGING MARKETS DEBT FUND	R6	MANULIFE ASSET MANAGEMENT (EUROPE) EMPLOYEE BENEFITS TRUST CSC EMPLOYEE BENEFIT TRUSTEE (JERSEY) LIMITED 44 ESPLANADE ST HELIER JERSEY JE4 9WG	23.69%	RECORD

EMERGING MARKETS DEBT FUND	R6	MANULIFE INVESTMENT MGMT (US) LLC 2024 MANULIFE INVESTMENT MANAGEMENT BUCK 197 CLARENDON ST BOSTON MA 02116-5010	14.68%	RECORD

EMERGING MARKETS DEBT FUND	R6	MANULIFE INVESTMENT MGMT (US) LLC 2023 MANULIFE INVESTMENT MANAGEMENT BUCK PLAN 197 CLARENDON ST BOSTON MA 02116-5010	14.06%	RECORD

EMERGING MARKETS DEBT FUND	R6	MANULIFE ASSET MANAGEMENT (EUROPE) LIMITED DIP RABBI TRUST CSC EMPLOYEE BENEFIT TRUSTEE (JERSEY) LIMITED 44 ESPLANADE ST HELIER JERSEY JE4 9WG	7.58%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

EMERGING MARKETS DEBT FUND	R6	MANULIFE INVESTMENT MGMT (US) LLC 2022 MANULIFE INVESTMENT MANAGEMENT BUCK 197 CLARENDON ST BOSTON MA 02116-5010	6.41%	RECORD

EMERGING MARKETS DEBT FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	9.41%	RECORD

EMERGING MARKETS DEBT FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	9.38%	RECORD

EMERGING MARKETS DEBT FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	22.12%	RECORD

EMERGING MARKETS DEBT FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	12.69%	RECORD

EMERGING MARKETS EQUITY FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	75.39%	RECORD

EMERGING MARKETS EQUITY FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	52.02%	RECORD

EMERGING MARKETS EQUITY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.51%	RECORD

EMERGING MARKETS EQUITY FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.07%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

EMERGING MARKETS EQUITY FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	91.18%	RECORD

EMERGING MARKETS EQUITY FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.68%	RECORD

EMERGING MARKETS EQUITY FUND	R2	ASCENSUS TRUST COMPANY FBO BRIGHTON SMILES PC 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	93.01%	BENEFICIAL

EMERGING MARKETS EQUITY FUND	R4	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	54.20%	RECORD

EMERGING MARKETS EQUITY FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC WEBSTER CSD (NY) 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	35.33%	BENEFICIAL

EMERGING MARKETS EQUITY FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC MANCHESTER-SHORTSVILLE CSD (NY) 403 717 17TH ST STE 1300 DENVER CO 80202-3304	7.07%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

EMERGING MARKETS EQUITY FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	87.73%	RECORD

EMERGING MARKETS EQUITY FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	9.44%	RECORD

EMERGING MARKETS EQUITY FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	19.67%	RECORD

EMERGING MARKETS EQUITY FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	14.53%	RECORD

EMERGING MARKETS EQUITY FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	24.32%	RECORD

EMERGING MARKETS EQUITY FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	12.64%	RECORD

EQUITY INCOME FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	79.14%	RECORD

EQUITY INCOME FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	31.70%	RECORD

EQUITY INCOME FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	17.08%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

EQUITY INCOME FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.13%	RECORD

EQUITY INCOME FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.94%	RECORD

EQUITY INCOME FUND	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	94.43%	RECORD

EQUITY INCOME FUND	1	JHNY RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	5.57%	RECORD

ESG LARGE CAP CORE FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	19.59%	RECORD

ESG LARGE CAP CORE FUND	A	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	15.94%	RECORD

ESG LARGE CAP CORE FUND	A	ING NATIONAL TRUST GORDON ELROD 1 ORANGE WAY WINDSOR CT 06095-4773	6.38%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

ESG LARGE CAP CORE FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.68%	RECORD

ESG LARGE CAP CORE FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.55%	RECORD

ESG LARGE CAP CORE FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	30.91%	RECORD

ESG LARGE CAP CORE FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	20.67%	RECORD

ESG LARGE CAP CORE FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	12.03%	RECORD

ESG LARGE CAP CORE FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.60%	RECORD

ESG LARGE CAP CORE FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.08%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

ESG LARGE CAP CORE FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.97%	RECORD

ESG LARGE CAP CORE FUND	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	26.42%	RECORD

ESG LARGE CAP CORE FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	22.22%	RECORD

ESG LARGE CAP CORE FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	20.78%	RECORD

ESG LARGE CAP CORE FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.32%	RECORD

ESG LARGE CAP CORE FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.87%	RECORD

ESG LARGE CAP CORE FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.80%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

ESG LARGE CAP CORE FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	31.09%	RECORD

ESG LARGE CAP CORE FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	30.79%	BENEFICIAL

ESG LARGE CAP CORE FUND	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST BOSTON MA 02116-5022	12.26%	RECORD

ESG LARGE CAP CORE FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.43%	RECORD

ESG LARGE CAP CORE FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.29%	RECORD

FINANCIAL INDUSTRIES FUND	A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ML REF ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	9.48%	RECORD

FINANCIAL INDUSTRIES FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.70%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FINANCIAL INDUSTRIES FUND	A	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	6.68%	RECORD

FINANCIAL INDUSTRIES FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.56%	RECORD

FINANCIAL INDUSTRIES FUND	A	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	6.05%	RECORD

FINANCIAL INDUSTRIES FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	13.55%	RECORD

FINANCIAL INDUSTRIES FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13.05%	RECORD

FINANCIAL INDUSTRIES FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.66%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FINANCIAL INDUSTRIES FUND	C	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 575 WASHINGTON BLVD 12TH FL MUTUAL FUND DEPARTMENT JERSEY CITY NJ 07310-1616	10.79%	RECORD

FINANCIAL INDUSTRIES FUND	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	10.67%	RECORD

FINANCIAL INDUSTRIES FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.83%	RECORD

FINANCIAL INDUSTRIES FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.66%	RECORD

FINANCIAL INDUSTRIES FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	5.38%	RECORD

FINANCIAL INDUSTRIES FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	25.36%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FINANCIAL INDUSTRIES FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	17.89%	RECORD

FINANCIAL INDUSTRIES FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13.71%	RECORD

FINANCIAL INDUSTRIES FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.25%	RECORD

FINANCIAL INDUSTRIES FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	6.35%	RECORD

FINANCIAL INDUSTRIES FUND	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	5.29%	RECORD

FINANCIAL INDUSTRIES FUND	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST BOSTON MA 02116-5022	39.55%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FINANCIAL INDUSTRIES FUND	R6	MANULIFE INVESTMENT MGMT (US) LLC 2024 MANULIFE INVESTMENT MANAGEMENT BUCK 197 CLARENDON ST BOSTON MA 02116-5010	17.08%	RECORD

FINANCIAL INDUSTRIES FUND	R6	MANULIFE INVESTMENT MGMT (US) LLC 2022 MANULIFE INVESTMENT MANAGEMENT BUCK 197 CLARENDON ST BOSTON MA 02116-5010	13.11%	RECORD

FINANCIAL INDUSTRIES FUND	R6	MANULIFE INVESTMENT MGMT (US) LLC 2023 MANULIFE INVESTMENT MANAGEMENT BUCK PLAN 197 CLARENDON ST BOSTON MA 02116-5010	8.88%	RECORD

FINANCIAL INDUSTRIES FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.33%	RECORD

FLOATING RATE INCOME FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	31.37%	RECORD

FLOATING RATE INCOME FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.15%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FLOATING RATE INCOME FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.37%	RECORD

FLOATING RATE INCOME FUND	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.83%	RECORD

FLOATING RATE INCOME FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.62%	RECORD

FLOATING RATE INCOME FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.61%	RECORD

FLOATING RATE INCOME FUND	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.25%	RECORD

FLOATING RATE INCOME FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	33.13%	RECORD

FLOATING RATE INCOME FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.48%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FLOATING RATE INCOME FUND	C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND PRODUCT GRP 250 NICOLLETT MALL STE 1800 MINNEAPOLIS MN 55401-7583	8.46%	RECORD

FLOATING RATE INCOME FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.00%	RECORD

FLOATING RATE INCOME FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.84%	RECORD

FLOATING RATE INCOME FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.42%	RECORD

FLOATING RATE INCOME FUND	C	MINDY NADELL TOD SUBJECT TO (STA) TOD RULES 28324 NAUTICA LN BONITA SPGS FL 34135-8523	5.19%	BENEFICIAL

FLOATING RATE INCOME FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	27.21%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FLOATING RATE INCOME FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.78%	RECORD

FLOATING RATE INCOME FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	18.06%	RECORD

FLOATING RATE INCOME FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14.34%	RECORD

FLOATING RATE INCOME FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.56%	RECORD

FLOATING RATE INCOME FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.35%	RECORD

FLOATING RATE INCOME FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	49.13%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FLOATING RATE INCOME FUND	R6	SG AMERICAS SECURITIES LLC SGNY FBO BAIN CAPITAL INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI 200 CLARENDON STREET	20.19%	BENEFICIAL

FLOATING RATE INCOME FUND	R6	SG AMERICAS SECURITIES LLC SGNY FBO BAIN CAPITAL INSURANCE DEDICATED FUND II SERIES INTERESTS OF THE SALI 200 CLARENDON STREET	15.89%	BENEFICIAL

FLOATING RATE INCOME FUND	R6	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 575 WASHINGTON BLVD 12TH FL MUTUAL FUND DEPARTMENT JERSEY CITY NJ 07310-1616	10.02%	RECORD

FLOATING RATE INCOME FUND	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	99.02%	RECORD

FLOATING RATE INCOME FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	16.19%	RECORD

FLOATING RATE INCOME FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	16.06%	RECORD

FLOATING RATE INCOME FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	37.72%	RECORD

FLOATING RATE INCOME FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	21.31%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FUNDAMENTAL ALL CAP CORE FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	30.25%	RECORD

FUNDAMENTAL ALL CAP CORE FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.29%	RECORD

FUNDAMENTAL ALL CAP CORE FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	67.20%	RECORD

FUNDAMENTAL ALL CAP CORE FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.45%	RECORD

FUNDAMENTAL ALL CAP CORE FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.50%	RECORD

FUNDAMENTAL ALL CAP CORE FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	59.21%	RECORD

FUNDAMENTAL ALL CAP CORE FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	10.85%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FUNDAMENTAL ALL CAP CORE FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.36%	RECORD

FUNDAMENTAL ALL CAP CORE FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.90%	RECORD

FUNDAMENTAL ALL CAP CORE FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.67%	RECORD

FUNDAMENTAL ALL CAP CORE FUND	R2	MID ATLANTIC TRUST COMPANY FBO GARNIERS LLC 401(K) PROFIT SHARING 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	43.67%	BENEFICIAL

FUNDAMENTAL ALL CAP CORE FUND	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	29.21%	RECORD

FUNDAMENTAL ALL CAP CORE FUND	R2	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	20.62%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FUNDAMENTAL ALL CAP CORE FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC MCHENRY 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	49.52%	BENEFICIAL

FUNDAMENTAL ALL CAP CORE FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. ROMAN CATHOLIC BISHOP OF RENO 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	42.80%	BENEFICIAL

FUNDAMENTAL ALL CAP CORE FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC CLARK COUNTY SCHOOL DISTRICT 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	5.20%	BENEFICIAL

FUNDAMENTAL ALL CAP CORE FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	72.44%	RECORD

FUNDAMENTAL ALL CAP CORE FUND	R6	MANULIFE INVESTMENT MGMT (US) LLC 2023 MANULIFE INVESTMENT MANAGEMENT BUCK PLAN 197 CLARENDON ST BOSTON MA 02116-5010	6.37%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FUNDAMENTAL ALL CAP CORE FUND	R6	MANULIFE INVESTMENT MGMT (US) LLC 2024 MANULIFE INVESTMENT MANAGEMENT BUCK 197 CLARENDON ST BOSTON MA 02116-5010	5.98%	RECORD

FUNDAMENTAL ALL CAP CORE FUND	R6	MANULIFE INVESTMENT MGMT (US) LLC 2022 MANULIFE INVESTMENT MANAGEMENT BUCK 197 CLARENDON ST BOSTON MA 02116-5010	5.31%	RECORD

FUNDAMENTAL EQUITY INCOME FUND	A	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	54.24%	BENEFICIAL

FUNDAMENTAL EQUITY INCOME FUND	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF KIMBERLY A SOTO 11999 RIVER GROVE CT MOORPARK CA 93021-3103	19.61%	BENEFICIAL

FUNDAMENTAL EQUITY INCOME FUND	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE ROTH IRA OF DONALEE L YENNEY 24-19 HIDDEN RANCH DR LANARK IL 61046-9654	17.30%	BENEFICIAL

FUNDAMENTAL EQUITY INCOME FUND	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF JEAN M HEALEY 9996 W JEWELL AVE UNIT B LAKEWOOD CO 80232-6490	8.85%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FUNDAMENTAL EQUITY INCOME FUND	C	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL

FUNDAMENTAL EQUITY INCOME FUND	I	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	57.07%	BENEFICIAL

FUNDAMENTAL EQUITY INCOME FUND	I	MANULIFE INVESTMENT MGMT (US) LLC 2022 MANULIFE INVESTMENT MANAGEMENT BUCK 197 CLARENDON ST BOSTON MA 02116-5010	14.44%	RECORD

FUNDAMENTAL EQUITY INCOME FUND	I	MANULIFE INVESTMENT MGMT (US) LLC 2024 MANULIFE INVESTMENT MANAGEMENT BUCK 197 CLARENDON ST BOSTON MA 02116-5010	14.34%	RECORD

FUNDAMENTAL EQUITY INCOME FUND	I	MANULIFE INVESTMENT MGMT (US) LLC 2023 MANULIFE INVESTMENT MANAGEMENT BUCK PLAN 197 CLARENDON ST BOSTON MA 02116-5010	13.16%	RECORD

FUNDAMENTAL EQUITY INCOME FUND	R6	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL

FUNDAMENTAL LARGE CAP CORE FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	20.82%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FUNDAMENTAL LARGE CAP CORE FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.21%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	19.08%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.12%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	10.16%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	10.10%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.89%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.17%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FUNDAMENTAL LARGE CAP CORE FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	15.20%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	12.39%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	11.64%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	11.53%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.17%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.59%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FUNDAMENTAL LARGE CAP CORE FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	7.89%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.81%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.69%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	R2	SAMMONS FINANCIAL NETWORK LLC 8300 MILLS CIVIC PKWY WDM IA 50266-3833	18.17%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	R2	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	14.81%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	R2	ASCENSUS TRUST COMPANY FBO GRACE CONSULTING SOLO 401K 685032 PO BOX 10758 FARGO ND 58106-0758	13.68%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FUNDAMENTAL LARGE CAP CORE FUND	R2	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	10.51%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	R2	MID ATLANTIC TRUST COMPANY FBO LEPPARD JOHNSON AND ASSOCIATES 401( 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	7.41%	BENEFICIAL

FUNDAMENTAL LARGE CAP CORE FUND	R4	MATRIX TRUST COMPANY CUST FBO DEER PARK COMMUNITY SD (OH) 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	84.28%	BENEFICIAL

FUNDAMENTAL LARGE CAP CORE FUND	R4	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.26%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. CANTON CITY SCHOOLS 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	5.47%	BENEFICIAL

FUNDAMENTAL LARGE CAP CORE FUND	R5	MID ATLANTIC TRUST COMPANY FBO FARMER, FUQUA & HUFF, P C 401(K) P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	79.64%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

FUNDAMENTAL LARGE CAP CORE FUND	R5	ASCENSUS TRUST COMPANY FBO BTS RETIREMENT PLAN PO BOX 10758 FARGO ND 58106-0758	18.42%	BENEFICIAL

FUNDAMENTAL LARGE CAP CORE FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	62.95%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	28.95%	BENEFICIAL

FUNDAMENTAL LARGE CAP CORE FUND	NAV	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	5.41%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	12.06%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	19.60%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	12.21%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	23.10%	RECORD

FUNDAMENTAL LARGE CAP CORE FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	13.31%	RECORD

GLOBAL CLIMATE ACTION FUND	I	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	52.30%	RECORD

GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	A	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	12.90%	RECORD

GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.21%	RECORD

GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	C	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	99.79%	BENEFICIAL

GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	36.47%	RECORD

GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	30.99%	RECORD

GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.30%	RECORD

GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.17%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	R6	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	53.38%	BENEFICIAL

GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	29.05%	RECORD

GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	R6	BROWN BROTHERS HARRIMAN AND COMPANY AS CUSTODIAN FOR 6659361 140 BROADWAY NEW YORK NY 10005-1108	15.00%	RECORD

GLOBAL EQUITY FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	13.23%	RECORD

GLOBAL EQUITY FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.66%	RECORD

GLOBAL EQUITY FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.21%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

GLOBAL EQUITY FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.31%	RECORD

GLOBAL EQUITY FUND	C	ASCENSUS TRUST COMPANY FBO STEINKEMPER LAW PC LLO 401K 684813 PO BOX 10758 FARGO ND 58106-0758	8.88%	BENEFICIAL

GLOBAL EQUITY FUND	C	SAMUEL H NADELL PAIGE NADELL JT WROS 10 DELTA DR NEW CITY NY 10956-6705	8.54%	BENEFICIAL

GLOBAL EQUITY FUND	C	ASCENSUS TRUST COMPANY FBO ROY THOMAS RETIREMENT PLAN PO BOX 10758 FARGO ND 58106-0758	8.50%	BENEFICIAL

GLOBAL EQUITY FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.86%	RECORD

GLOBAL EQUITY FUND	C	ASCENSUS TRUST COMPANY FBO ROBIN CARATHANASIS-ROSH 401K PLAN PO BOX 10758 FARGO ND 58106-0758	7.68%	BENEFICIAL

GLOBAL EQUITY FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.39%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

GLOBAL EQUITY FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	36.09%	RECORD

GLOBAL EQUITY FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	20.01%	RECORD

GLOBAL EQUITY FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.22%	RECORD

GLOBAL EQUITY FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.06%	RECORD

GLOBAL EQUITY FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.79%	RECORD

GLOBAL EQUITY FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.70%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

GLOBAL EQUITY FUND	R2	ASCENSUS TRUST COMPANY FBO HANS J MANSETH CFP - 401K P/S PLAN PO BOX 10758 FARGO ND 58106-0758	46.84%	BENEFICIAL

GLOBAL EQUITY FUND	R2	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC FORT WORTH ISD 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	28.10%	BENEFICIAL

GLOBAL EQUITY FUND	R2	MATRIX TRUST COMPANY CUST FBO HOQUIAM SCHOOL DISTRICT # 28 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	20.95%	BENEFICIAL

GLOBAL EQUITY FUND	R4	MATRIX TRUST COMPANY CUST FBO BARBERS HILL ISD (TX) 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	70.13%	BENEFICIAL

GLOBAL EQUITY FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. VANCOUVER 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	23.70%	BENEFICIAL

GLOBAL EQUITY FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC UMC HEALTH SYSTEM 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	6.18%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

GLOBAL EQUITY FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	27.74%	RECORD

GLOBAL EQUITY FUND	R6	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	26.04%	RECORD

GLOBAL EQUITY FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	9.66%	BENEFICIAL

GLOBAL EQUITY FUND	R6	MANULIFE INVESTMENT MGMT (US) LLC 2022 MANULIFE INVESTMENT MANAGEMENT BUCK 197 CLARENDON ST BOSTON MA 02116-5010	5.42%	RECORD

GLOBAL EQUITY FUND	R6	NORTHERN TRUST AS CUSTODIAN FBO MCCULLOUGH HYDE (NON-GIFT) PO BOX 92956 CHICAGO	5.30%	BENEFICIAL

GLOBAL EQUITY FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	8.24%	RECORD

GLOBAL EQUITY FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	32.01%	RECORD

GLOBAL EQUITY FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	37.87%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

GLOBAL SHAREHOLDER YIELD	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	71.88%	RECORD

GLOBAL SHAREHOLDER YIELD FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	23.96%	RECORD

GLOBAL SHAREHOLDER YIELD FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	9.97%	RECORD

GLOBAL SHAREHOLDER YIELD FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	9.10%	RECORD

GLOBAL SHAREHOLDER YIELD FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.60%	RECORD

GLOBAL SHAREHOLDER YIELD FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.84%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

GLOBAL SHAREHOLDER YIELD FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.13%	RECORD

GLOBAL SHAREHOLDER YIELD FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	5.22%	RECORD

GLOBAL SHAREHOLDER YIELD FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	46.12%	RECORD

GLOBAL SHAREHOLDER YIELD FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	38.76%	RECORD

GLOBAL SHAREHOLDER YIELD FUND	R2	MID ATLANTIC TRUST COMPANY FBO WILKINSON MANUFACTURING INC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	12.53%	BENEFICIAL

GLOBAL SHAREHOLDER YIELD FUND	R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.93%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

GLOBAL SHAREHOLDER YIELD FUND	R2	MATRIX TRUST COMPANY CUST FBO MULVANE SCHOOL DIST 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	5.83%	BENEFICIAL

GLOBAL SHAREHOLDER YIELD FUND	R2	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC PLYMOUTH-CANTON COMM SCHOOLS 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	5.33%	BENEFICIAL

GLOBAL SHAREHOLDER YIELD FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	93.77%	RECORD

HIGH YIELD FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	33.32%	RECORD

HIGH YIELD FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.42%	RECORD

HIGH YIELD FUND	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.98%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

HIGH YIELD FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	30.59%	RECORD

HIGH YIELD FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	21.00%	RECORD

HIGH YIELD FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.26%	RECORD

HIGH YIELD FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	26.79%	RECORD

HIGH YIELD FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	26.28%	RECORD

HIGH YIELD FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	18.99%	RECORD

HIGH YIELD FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.09%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

HIGH YIELD FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	5.93%	RECORD

HIGH YIELD FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.36%	RECORD

HIGH YIELD FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	75.28%	BENEFICIAL

HIGH YIELD FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	17.32%	RECORD

HIGH YIELD FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	9.62%	RECORD

HIGH YIELD FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	9.55%	RECORD

HIGH YIELD FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	22.60%	RECORD

HIGH YIELD FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	12.85%	RECORD

HIGH YIELD MUNICIPAL BOND FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	54.29%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

HIGH YIELD MUNICIPAL BOND FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.45%	RECORD

HIGH YIELD MUNICIPAL BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.24%	RECORD

HIGH YIELD MUNICIPAL BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.12%	RECORD

HIGH YIELD MUNICIPAL BOND FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	48.86%	RECORD

HIGH YIELD MUNICIPAL BOND FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.04%	RECORD

HIGH YIELD MUNICIPAL BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.75%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

HIGH YIELD MUNICIPAL BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.37%	RECORD

HIGH YIELD MUNICIPAL BOND FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.91%	RECORD

HIGH YIELD MUNICIPAL BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.76%	RECORD

HIGH YIELD MUNICIPAL BOND FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	32.08%	RECORD

HIGH YIELD MUNICIPAL BOND FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	22.73%	RECORD

HIGH YIELD MUNICIPAL BOND FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14.11%	RECORD

HIGH YIELD MUNICIPAL BOND FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.95%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

HIGH YIELD MUNICIPAL BOND FUND	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	5.45%	RECORD

HIGH YIELD MUNICIPAL BOND FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	90.78%	RECORD

INCOME FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	30.93%	RECORD

INCOME FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.71%	RECORD

INCOME FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	27.66%	RECORD

INCOME FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.24%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INCOME FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	8.59%	RECORD

INCOME FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	7.24%	RECORD

INCOME FUND	C	ASCENSUS TRUST COMPANY FBO PRIMERATEK CONSULTING GROUP RETIREM PO BOX 10758 FARGO ND 58106-0758	5.38%	BENEFICIAL

INCOME FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	20.73%	RECORD

INCOME FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	14.21%	RECORD

INCOME FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.10%	RECORD

INCOME FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	8.66%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INCOME FUND	I	RELIANCE TRUST CO FBO COMERICA EB R/R PO BOX 570788 ATLANTA GA 30357-3114	7.21%	RECORD

INCOME FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.58%	RECORD

INCOME FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.47%	RECORD

INCOME FUND	R2	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	27.53%	RECORD

INCOME FUND	R2	LINCOLN RETIREMENT SERVICES CO FBO ROCHEUX INTERNATIONAL 401K PO BOX 7876 FORT WAYNE IN 46801-7876	5.34%	BENEFICIAL

INCOME FUND	R4	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	42.02%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INCOME FUND	R4	ASCENSUS TRUST COMPANY FBO DATOCWITTEN GROUP INC 401K PLAN PO BOX 10758 FARGO ND 58106-0758	22.13%	BENEFICIAL

INCOME FUND	R4	ASCENSUS TRUST COMPANY FBO KGA ARCHITECTURE 401K PS PO BOX 10758 FARGO ND 58106-0758	15.53%	BENEFICIAL

INCOME FUND	R4	TIAA TRUST NA CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	5.81%	RECORD

INCOME FUND	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	73.95%	RECORD

INCOME FUND	R5	FIIOC FBO THE TIMBERLAND GROUP 401K 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	6.26%	BENEFICIAL

INCOME FUND	R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	21.80%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INCOME FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	14.64%	RECORD

INCOME FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	13.50%	BENEFICIAL

INCOME FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.46%	RECORD

INCOME FUND	R6	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	6.48%	RECORD

INCOME FUND	R6	GREAT WEST TRUST COMPANY LLC TTEE FBO BAYLOR SCOTT & WHITE HEALTH RTRMNT SVINGS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.16%	BENEFICIAL

INFRASTRUCTURE FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	43.78%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INFRASTRUCTURE FUND	A	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	11.61%	RECORD

INFRASTRUCTURE FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.85%	RECORD

INFRASTRUCTURE FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.33%	RECORD

INFRASTRUCTURE FUND	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.08%	RECORD

INFRASTRUCTURE FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	27.61%	RECORD

INFRASTRUCTURE FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	16.74%	RECORD

INFRASTRUCTURE FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	16.69%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INFRASTRUCTURE FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.01%	RECORD

INFRASTRUCTURE FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.75%	RECORD

INFRASTRUCTURE FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.39%	RECORD

INFRASTRUCTURE FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	19.79%	RECORD

INFRASTRUCTURE FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	15.68%	RECORD

INFRASTRUCTURE FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	13.27%	RECORD

INFRASTRUCTURE FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	12.56%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INFRASTRUCTURE FUND	I	ATTN MUTUAL FUND ADMIN C/O LAIRD NORTON BANK SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	12.39%	BENEFICIAL

INFRASTRUCTURE FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.22%	RECORD

INFRASTRUCTURE FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.47%	RECORD

INFRASTRUCTURE FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	76.78%	RECORD

INFRASTRUCTURE FUND	R6	NORTHERN TRUST AS CUSTODIAN FBO VAI INTERNAL US EQUITIES PO BOX 92956 CHICAGO IL 60675-2956	13.23%	BENEFICIAL

INFRASTRUCTURE FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	100%	RECORD

INTERNATIONAL DYNAMIC GROWTH FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	15.27%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INTERNATIONAL DYNAMIC GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.82%	RECORD

INTERNATIONAL DYNAMIC GROWTH FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	32.00%	RECORD

INTERNATIONAL DYNAMIC GROWTH FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	21.76%	RECORD

INTERNATIONAL DYNAMIC GROWTH FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	20.18%	RECORD

INTERNATIONAL DYNAMIC GROWTH FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.17%	RECORD

INTERNATIONAL DYNAMIC GROWTH FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	45.69%	RECORD

INTERNATIONAL DYNAMIC GROWTH FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	31.11%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INTERNATIONAL DYNAMIC GROWTH FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.00%	RECORD

INTERNATIONAL DYNAMIC GROWTH FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22.46%	RECORD

INTERNATIONAL DYNAMIC GROWTH FUND	R6	THE NORTHERN TRUST COMPANY FBO SKADDEN ARPS SLATE MEAGHER & FLOM PO BOX 92956 CHICAGO IL 60675-2956	11.14%	BENEFICIAL

INTERNATIONAL DYNAMIC GROWTH FUND	R6	SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	10.01%	RECORD

INTERNATIONAL DYNAMIC GROWTH FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.98%	RECORD

INTERNATIONAL DYNAMIC GROWTH FUND	R6	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	8.96%	RECORD

INTERNATIONAL DYNAMIC GROWTH FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	8.87%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INTERNATIONAL DYNAMIC GROWTH FUND	R6	NORTHERN TRUST CO CUST FBO UNIDEL PO BOX 92956 CHICAGO IL 60675-2956	8.20%	BENEFICIAL

INTERNATIONAL DYNAMIC GROWTH FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	22.96%	RECORD

INTERNATIONAL DYNAMIC GROWTH FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	35.44%	RECORD

INTERNATIONAL DYNAMIC GROWTH FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	16.53%	RECORD

INTERNATIONAL GROWTH FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	55.80%	RECORD

INTERNATIONAL GROWTH FUND	A	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	6.70%	RECORD

INTERNATIONAL GROWTH FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.09%	RECORD

INTERNATIONAL GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.48%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INTERNATIONAL GROWTH FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	17.70%	RECORD

INTERNATIONAL GROWTH FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.12%	RECORD

INTERNATIONAL GROWTH FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.25%	RECORD

INTERNATIONAL GROWTH FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.86%	RECORD

INTERNATIONAL GROWTH FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.30%	RECORD

INTERNATIONAL GROWTH FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.08%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INTERNATIONAL GROWTH FUND	C	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.32%	RECORD

INTERNATIONAL GROWTH FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	19.26%	RECORD

INTERNATIONAL GROWTH FUND	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	14.10%	RECORD

INTERNATIONAL GROWTH FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.54%	RECORD

INTERNATIONAL GROWTH FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	8.68%	RECORD

INTERNATIONAL GROWTH FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.66%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INTERNATIONAL GROWTH FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.34%	RECORD

INTERNATIONAL GROWTH FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.04%	RECORD

INTERNATIONAL GROWTH FUND	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	34.69%	RECORD

INTERNATIONAL GROWTH FUND	R2	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	12.66%	RECORD

INTERNATIONAL GROWTH FUND	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	11.95%	RECORD

INTERNATIONAL GROWTH FUND	R2	FIIOC FBO MCDOWELL RICE SMITH & BUCHANAN PC 401K SAVINGS PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	11.23%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INTERNATIONAL GROWTH FUND	R4	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	27.41%	RECORD

INTERNATIONAL GROWTH FUND	R4	STATE STREET BANK CUSTODIAN FBO ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2901	25.18%	RECORD

INTERNATIONAL GROWTH FUND	R4	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	21.59%	RECORD

INTERNATIONAL GROWTH FUND	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20.12%	RECORD

INTERNATIONAL GROWTH FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	59.41%	RECORD

INTERNATIONAL GROWTH FUND	R6	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	10.93%	RECORD

INTERNATIONAL GROWTH FUND	R6	MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY WEA TAX SHELTERED ANNUITY TRUST 35 IRON POINT CIR STE 300 FOLSOM CA 95630-8589	7.26%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INTERNATIONAL GROWTH FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	23.38%	BENEFICIAL

INTERNATIONAL GROWTH FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	20.01%	BENEFICIAL

INTERNATIONAL GROWTH FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST EQUITY PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	16.75%	BENEFICIAL

INTERNATIONAL GROWTH FUND	NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	15.70%	BENEFICIAL

INTERNATIONAL GROWTH FUND	NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO FOR COLLEGE 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	11.13%	BENEFICIAL

INTERNATIONAL GROWTH FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	10.63%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INTERNATIONAL GROWTH FUND	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	95.93%	RECORD

INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	6.50%	RECORD

INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	9.05%	RECORD

INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	15.88%	RECORD

INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	7.04%	RECORD

INVESTMENT GRADE BOND FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	71.80%	RECORD

INVESTMENT GRADE BOND FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	28.20%	RECORD

INVESTMENT GRADE BOND FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	10.07%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INVESTMENT GRADE BOND FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.31%	RECORD

INVESTMENT GRADE BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.53%	RECORD

INVESTMENT GRADE BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.31%	RECORD

INVESTMENT GRADE BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.03%	RECORD

INVESTMENT GRADE BOND FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.33%	RECORD

INVESTMENT GRADE BOND FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	5.62%	RECORD

INVESTMENT GRADE BOND FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	44.93%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INVESTMENT GRADE BOND FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	14.27%	RECORD

INVESTMENT GRADE BOND FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.32%	RECORD

INVESTMENT GRADE BOND FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.48%	RECORD

INVESTMENT GRADE BOND FUND	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	58.58%	RECORD

INVESTMENT GRADE BOND FUND	R2	WEST KNOX UTILITY DISTRICT DB PO BOX 1090 PARIS TN 38242-1090	13.79%	BENEFICIAL

INVESTMENT GRADE BOND FUND	R2	ERWIN UTILITIES PENSION PLAN PO BOX 1090 PARIS TN 38242-1090	12.97%	BENEFICIAL

INVESTMENT GRADE BOND FUND	R2	07ND84P8 PO BOX 1090 PARIS TN 38242-1090	10.35%	BENEFICIAL

INVESTMENT GRADE BOND FUND	R4	MATRIX TRUST COMPANY CUST FBO PLEKKENPOL BUILDERS INC 717 17TH ST STE 1300 DENVER CO 80202-3304	14.18%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INVESTMENT GRADE BOND FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. AMHERST SCH DIST SAU 717 17TH ST STE 1300 DENVER CO 80202-3304	13.68%	BENEFICIAL

INVESTMENT GRADE BOND FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC UINTA COUNTY 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	8.40%	BENEFICIAL

INVESTMENT GRADE BOND FUND	R4	LINCOLN RETIREMENT SERVICES COMPANY FBO LAURENS COUNTY SCHOOLS 403(B) PO BOX 7876 FORT WAYNE IN 46801-7876	7.85%	BENEFICIAL

INVESTMENT GRADE BOND FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. CHARLEVOIX PUBLIC SCHOOLS 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	6.77%	BENEFICIAL

INVESTMENT GRADE BOND FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. RIVERVIEW SCHOOL DISTRICT #407 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	5.89%	BENEFICIAL

INVESTMENT GRADE BOND FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. SCHOOL DISTRICT OF NH 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	5.70%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

INVESTMENT GRADE BOND FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC UMC HEALTH SYSTEM 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	5.18%	BENEFICIAL

INVESTMENT GRADE BOND FUND	R4	MATRIX TRUST COMPANY CUST FBO FRONTIER BASEMENT SYSTEMS 401(K) 717 17TH ST STE 1300 DENVER CO 80202-3304	5.13%	BENEFICIAL

INVESTMENT GRADE BOND FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	76.25%	RECORD

INVESTMENT GRADE BOND FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	12.37%	BENEFICIAL

LIFESTYLE BLEND AGGRESSIVE PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	77.43%	RECORD

LIFESTYLE BLEND AGGRESSIVE PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	20.31%	RECORD

LIFESTYLE BLEND AGGRESSIVE PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	94.89%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

LIFESTYLE BLEND AGGRESSIVE PORTFOLIO	1	JHNY RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	5.11%	RECORD

LIFESTYLE BLEND BALANCED PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	92.65%	RECORD

LIFESTYLE BLEND BALANCED PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	6.53%	RECORD

LIFESTYLE BLEND BALANCED PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	93.65%	RECORD

LIFESTYLE BLEND BALANCED PORTFOLIO	1	JHNY RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	6.35%	RECORD

LIFESTYLE BLEND CONSERVATIVE PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	90.72%	RECORD

LIFESTYLE BLEND CONSERVATIVE PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	96.04%	RECORD

LIFESTYLE BLEND GROWTH PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	83.78%	RECORD

LIFESTYLE BLEND GROWTH PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	12.79%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

LIFESTYLE BLEND GROWTH PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	95.92%	RECORD

LIFESTYLE BLEND MODERATE PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	86.03%	RECORD

LIFESTYLE BLEND MODERATE PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	12.49%	RECORD

LIFESTYLE BLEND MODERATE PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	94.31%	RECORD

LIFESTYLE BLEND MODERATE PORTFOLIO	1	JHNY RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	5.69%	RECORD

MAS BOND COMPLETION PORTFOLIO	SMA	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 200 BERKELEY ST BOSTON MA 02116-5022	91.84%	BENEFICIAL

MAS BOND COMPLETION PORTFOLIO	SMA	JOHN HANCOCK INVESTMENT MANAGEMENT FBO ASSET ALLOCATION MODELS -VPA 197 CLARENDON ST BOSTON MA 02116-5010	8.16%	BENEFICIAL

MAS INVESTMENT GRADE CORPORATE BOND	SMA	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	56.62%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MAS INVESTMENT GRADE CORPORATE BOND	SMA	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	18.22%	RECORD

MAS INVESTMENT GRADE CORPORATE BOND	SMA	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	11.94%	RECORD

MAS INVESTMENT GRADE CORPORATE BOND	SMA	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.91%	RECORD

MAS NONINVESTMENT GRADE CORPORATE BOND	SMA	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	55.59%	RECORD

MAS NONINVESTMENT GRADE CORPORATE BOND	SMA	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	26.42%	RECORD

MAS NONINVESTMENT GRADE CORPORATE BOND	SMA	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	12.76%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MAS NONINVESTMENT GRADE MUNICIPAL BOND	SMA	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	99.62%	BENEFICIAL

MAS SECURITIZED DEBT PORTFOLIO	SMA	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	56.66%	RECORD

MAS SECURITIZED DEBT PORTFOLIO	SMA	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	17.76%	RECORD

MAS SECURITIZED DEBT PORTFOLIO	SMA	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	11.89%	RECORD

MAS SECURITIZED DEBT PORTFOLIO	SMA	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.50%	RECORD

MID CAP GROWTH FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	46.47%	RECORD

MID CAP GROWTH FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	32.64%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MID CAP GROWTH FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.79%	RECORD

MID CAP GROWTH FUND	C	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE ROTH IRA OF SCOTT I MEUSHAW 5255 SAN PAULO ST ORLANDO FL 32807-1635	5.62%	BENEFICIAL

MID CAP GROWTH FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	38.40%	RECORD

MID CAP GROWTH FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	30.21%	RECORD

MID CAP GROWTH FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.86%	RECORD

MID CAP GROWTH FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.43%	RECORD

MID CAP GROWTH FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	90.78%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MID CAP GROWTH FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ATTN: JHRPS TRADING OPS ST 6 200 BERKELEY ST BOSTON MA 02116-5022	7.15%	BENEFICIAL

MID CAP GROWTH FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	20.93%	RECORD

MID CAP GROWTH FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	32.77%	RECORD

MID CAP GROWTH FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	15.18%	RECORD

MID VALUE FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	23.83%	RECORD

MID VALUE FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	36.30%	RECORD

MID VALUE FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	16.96%	RECORD

MONEY MARKET	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	17.32%	RECORD

MONEY MARKET	C	ASCENSUS TRUST COMPANY FBO FRANCIS JAYAKUMAR PO BOX 10758 FARGO ND 58106-0758	16.39%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MONEY MARKET	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.90%	RECORD

MONEY MARKET	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	5.89%	RECORD

MONEY MARKET	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.38%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	9.85%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.88%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.08%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	33.72%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7.44%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.97%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	19.45%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	I	MLPF&S INC FOR THE BENEFIT OF OUR CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	19.32%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	15.55%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	10.21%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.38%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	7.58%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R2	GREAT-WEST TRUST CO FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	20.59%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	10.75%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R2	PENSPLAN INC TRUSTEE COUNSEL TRUST CUSTODIAN FBO EXCELL MARKETING PS & 401K & TRUST 136 N MAPLE AVE GREEN BAY WI 54303-2748	6.12%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO DAVE S CUSTOM EXTERIORS SOLO 401K PO BOX 10758 FARGO ND 58106-0758	5.42%	BENEFICIAL

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO LWY CONSULTING INC RETIREMENT PLA 685270 PO BOX 10758 FARGO ND 58106-0758	5.31%	BENEFICIAL

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	59.19%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R4	MID ATLANTIC TRUST COMPANY FBO RUDY INC 401(K) PROFIT SHARING PLA 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	23.69%	BENEFICIAL

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R4	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	7.27%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R5	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	35.56%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	26.23%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R5	ASCENSUS TRUST COMPANY FBO WINXNET 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	9.13%	BENEFICIAL

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R5	CHARLES SCHWAB TRUST BANK CUST JACKSON SPRING & MFG CO INC 401( (K) PLAN 2423 E LINCOLN DR PHOENIX AZ 85016-1215	7.58%	BENEFICIAL

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R5	MG TRUST COMPANY CUST FBO LOREN D STARK INC 401(K) 717 17TH ST STE 1300 DENVER CO 80202-3304	7.04%	BENEFICIAL

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	29.61%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R6	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	12.41%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	8.60%	RECORD

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.94%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULITMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	96.56%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	16.55%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	15.29%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	10.68%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.38%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.25%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	A	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	7.71%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTI-ASSET ABSOLUTE RETURN FUND	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.32%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	27.17%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	22.37%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.46%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.81%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	17.61%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	16.87%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTI-ASSET ABSOLUTE RETURN FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.58%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.09%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.78%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	7.17%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	R2	EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	20.90%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	R2	ASCENSUS TRUST COMPANY FBO RETIREMENT SOLUTIONS, INC 401(K) P PO BOX 10758 FARGO ND 58106-0758	13.78%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTI-ASSET ABSOLUTE RETURN FUND	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	8.95%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.13%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	R6	MARIL & CO FBO JI C/O RELIANCE TRUST COMPANY WI 4900 W BROWN DEER RD MAILCODE: BD1N ATTN: MF MILWAUKEE WI 53223-2422	51.62%	BENEFICIAL

MULTI-ASSET ABSOLUTE RETURN FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	23.10%	RECORD

MULTI-ASSET ABSOLUTE RETURN FUND	R6	ASCENSUS TRUST COMPANY FBO PEC SOLUTIONS LLC PROFIT SHARING A 404711 PO BOX 10758 FARGO ND 58106-0758	8.33%	BENEFICIAL

MULTI-ASSET ABSOLUTE RETURN FUND	R6	MATRIX TRUST COMPANY CUST FOR UBS VOLUNTARY INVESTMENT PLAN 35 IRON POINT CIR STE 300 FOLSOM CA 95630-8589	7.11%	BENEFICIAL

MULTI-ASSET ABSOLUTE RETURN FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	100%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTI-ASSET HIGH INCOME	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	10.69%	RECORD

MULTI-ASSET HIGH INCOME	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.37%	RECORD

MULTI-ASSET HIGH INCOME	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF TODD A BORCHARDT 110 N ELM AVE ELMHURST IL 60126-2607	8.76%	BENEFICIAL

MULTI-ASSET HIGH INCOME	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	38.95%	RECORD

MULTI-ASSET HIGH INCOME	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	20.99%	RECORD

MULTI-ASSET HIGH INCOME	C	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF ROSEMARY B FINAN 102 N 10TH ST EASTON PA 18042-3310	18.59%	BENEFICIAL

MULTI-ASSET HIGH INCOME	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	10.64%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTI-ASSET HIGH INCOME	C	JOHN HANCOCK LIFE & HEALTH INS CO KIMBERLY D CARSON SIMPLE IRA FBO KIMBERLY D CARSON 219 ROLLING HILL FARM DR WEST NEWTON PA 15089-2812	5.74%	BENEFICIAL

MULTI-ASSET HIGH INCOME	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	41.54%	RECORD

MULTI-ASSET HIGH INCOME	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	36.33%	RECORD

MULTI-ASSET HIGH INCOME	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	19.39%	RECORD

MULTI-ASSET HIGH INCOME	R6	MANULIFE INVESTMENT MGMT (US) LLC 2024 MANULIFE INVESTMENT MANAGEMENT BUCK 197 CLARENDON ST BOSTON MA 02116-5010	42.26%	RECORD

MULTI-ASSET HIGH INCOME	R6	MANULIFE INVESTMENT MGMT (US) LLC 2022 MANULIFE INVESTMENT MANAGEMENT BUCK 197 CLARENDON ST BOSTON MA 02116-5010	20.24%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTI-ASSET HIGH INCOME	R6	NATHAN W THOOFT 300 HARRISON AVE UNIT 513 BOSTON MA 02118-2830	15.15%	BENEFICIAL

MULTI-ASSET HIGH INCOME	R6	MANULIFE INVESTMENT MGMT (US) LLC 2023 MANULIFE INVESTMENT MANAGEMENT BUCK PLAN 197 CLARENDON ST BOSTON MA 02116-5010	14.77%	RECORD

MULTI-ASSET HIGH INCOME	R6	MANULIFE INVESTMENT MGMT (US) LLC 2023 MANULIFE INVESTMENT MANAGEMENT EWM 197 CLARENDON ST BOSTON MA 02116-5010	7.06%	RECORD

MULTI-ASSET HIGH INCOME	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	31.52%	RECORD

MULTI-ASSET HIGH INCOME	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	31.44%	RECORD

MULTI-ASSET HIGH INCOME	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	37.04%	RECORD

MULTIMANAGER 2010 LIFETIME PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF KARI A ZURECK 7 SOMA LN COMMACK NY 11725-1807	5.88%	BENEFICIAL

MULTIMANAGER 2010 LIFETIME PORTFOLIO	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	97.01%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2010 LIFETIME PORTFOLIO	R2	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	80.23%	RECORD

MULTIMANAGER 2010 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO PIVOTAL RETAIL GROUP LLC 401(K) PRO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.50%	BENEFICIAL

MULTIMANAGER 2010 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	36.73%	RECORD

MULTIMANAGER 2010 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	27.45%	RECORD

MULTIMANAGER 2010 LIFETIME PORTFOLIO	R6	MATRIX TRUST COMPANY CUST FBO SEI HEAT TREAT 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	12.90%	BENEFICIAL

MULTIMANAGER 2010 LIFETIME PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	92.79%	RECORD

MULTIMANAGER 2010 LIFETIME PORTFOLIO	1	JHNY RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	7.21%	RECORD

MULTIMANAGER 2015 LIFETIME PORTFOLIO	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	42.57%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2015 LIFETIME PORTFOLIO	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	31.31%	RECORD

MULTIMANAGER 2015 LIFETIME PORTFOLIO	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	26.12%	RECORD

MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	42.08%	RECORD

MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	MG TRUSTCO CUST FBO GILPIN AMBULANCE 457 B PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	11.47%	BENEFICIAL

MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	MG TRUSTCO CUST FBO RENAISSANCE ELECTRONICS CORP 717 17TH ST STE 1300 DENVER CO 80202-3304	9.03%	BENEFICIAL

MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	MG TRUSTCO CUST FBO HORTONVILLE AREA SCHOOL DIST 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	8.75%	BENEFICIAL

MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO NATIONAL GRAPHIC SUPPLY 401(K) PROF 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.60%	BENEFICIAL

MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	6.18%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO PERMIT PLACE 401(K) PO BOX 10758 FARGO ND 58106-0758	6.02%	BENEFICIAL

MULTIMANAGER 2015 LIFETIME PORTFOLIO	R4	JOHN HANCOCK INVESTMENT MANAGEMENT LLC 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL

MULTIMANAGER 2015 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	80.83%	RECORD

MULTIMANAGER 2015 LIFETIME PORTFOLIO	R5	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	16.91%	RECORD

MULTIMANAGER 2015 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	46.47%	RECORD

MULTIMANAGER 2015 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO WESTON DENTAL SPECIALISTS GROU 401( 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	17.37%	BENEFICIAL

MULTIMANAGER 2015 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO HMC CORPORATION 401(K) PROFIT SHARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	13.17%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2015 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.73%	RECORD

MULTIMANAGER 2015 LIFETIME PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	95.70%	RECORD

MULTIMANAGER 2020 LIFETIME PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	49.58%	RECORD

MULTIMANAGER 2020 LIFETIME PORTFOLIO	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	45.94%	RECORD

MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	29.15%	RECORD

MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	21.79%	RECORD

MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO DPLIVE401K PO BOX 10758 FARGO ND 58106-0758	9.43%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	MG TRUSTCO CUST FBO DOUBLE D BOLT 401K PS 717 17TH ST STE 1300 DENVER CO 80202-3304	6.65%	BENEFICIAL

MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO SIGMOVIR BIOSYSTEMS INC 401K PLAN PO BOX 10758 FARGO ND 58106-0758	6.04%	BENEFICIAL

MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	MATRIX TRUST COMPANY CUST FBO TESTPROS INC 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	5.05%	BENEFICIAL

MULTIMANAGER 2020 LIFETIME PORTFOLIO	R4	MG TRUSTCO CUST FBO STILLWATER 403 B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	100.00%	BENEFICIAL

MULTIMANAGER 2020 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	79.02%	RECORD

MULTIMANAGER 2020 LIFETIME PORTFOLIO	R5	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	20.94%	RECORD

MULTIMANAGER 2020 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	52.35%	RECORD

MULTIMANAGER 2020 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.67%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2020 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	7.54%	RECORD

MULTIMANAGER 2020 LIFETIME PORTFOLIO	R6	MATRIX TRUST COMPANY AS AGENT FOR SOUTH STATE BANK N A AS CUSTODIAN CAPSTONE TROPICAL HOLDINGS INC 1101 1ST ST S WINTER HAVEN FL 33880-3908	5.31%	BENEFICIAL

MULTIMANAGER 2020 LIFETIME PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	91.24%	RECORD

MULTIMANAGER 2020 LIFETIME PORTFOLIO	1	JHNY RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	8.76%	RECORD

MULTIMANAGER 2025 LIFETIME PORTFOLIO	I	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	38.98%	RECORD

MULTIMANAGER 2025 LIFETIME PORTFOLIO	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	33.54%	RECORD

MULTIMANAGER 2025 LIFETIME PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	18.94%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	MG TRUSTCO CUST FBO RENAISSANCE ELECTRONICS CORP 717 17TH ST STE 1300 DENVER CO 80202-3304	19.01%	BENEFICIAL

MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	18.21%	RECORD

MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO FIVE STAR PERFORMANCE LLC RETIREMENT PLAN PO BOX 10758 FARGO ND 58106-0758	15.86%	BENEFICIAL

MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	GREAT-WEST TRUST CO FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	9.36%	RECORD

MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO IRWIN GROSS SOLO 401K PO BOX 10758 FARGO ND 58106-0758	5.03%	BENEFICIAL

MULTIMANAGER 2025 LIFETIME PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO PRESTONCREST CHURCH OF CHRIST 403 B PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	100.00%	BENEFICIAL

MULTIMANAGER 2025 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	59.28%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2025 LIFETIME PORTFOLIO	R5	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	39.59%	RECORD

MULTIMANAGER 2025 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	57.24%	RECORD

MULTIMANAGER 2025 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.80%	RECORD

MULTIMANAGER 2025 LIFETIME PORTFOLIO	R6	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	7.55%	RECORD

MULTIMANAGER 2025 LIFETIME PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	94.05%	RECORD

MULTIMANAGER 2025 LIFETIME PORTFOLIO	1	JHNY RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	5.95%	RECORD

MULTIMANAGER 2030 LIFETIME PORTFOLIO	I	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	35.31%	RECORD

MULTIMANAGER 2030 LIFETIME PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	29.23%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2030 LIFETIME PORTFOLIO	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	19.68%	RECORD

MULTIMANAGER 2030 LIFETIME PORTFOLIO	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.29%	RECORD

MULTIMANAGER 2030 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO PYRAMID CONSTRUCTION AND AGGREGATES PO BOX 10758 FARGO ND 58106-0758	16.25%	BENEFICIAL

MULTIMANAGER 2030 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	11.86%	RECORD

MULTIMANAGER 2030 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO SOFTWARE SCIENCES GROUP, INC 401(K PO BOX 10758 FARGO ND 58106-0758	9.36%	BENEFICIAL

MULTIMANAGER 2030 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO FRANKS PHONE INC DBA THE PHONE GU PO BOX 10758 FARGO ND 58106-0758	6.12%	BENEFICIAL

MULTIMANAGER 2030 LIFETIME PORTFOLIO	R2	GREAT-WEST TRUST CO FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.22%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2030 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO DEB VANROY INDIVIDUAL 401(K) PO BOX 10758 FARGO ND 58106-0758	5.07%	BENEFICIAL

MULTIMANAGER 2030 LIFETIME PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO PRESTONCREST CHURCH OF CHRIST 403 B PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	64.47%	BENEFICIAL

MULTIMANAGER 2030 LIFETIME PORTFOLIO	R4	MG TRUSTCO CUST FBO STILLWATER B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	20.04%	BENEFICIAL

MULTIMANAGER 2030 LIFETIME PORTFOLIO	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC GRANITE CITY 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	9.00%	BENEFICIAL

MULTIMANAGER 2030 LIFETIME PORTFOLIO	R4	ASCENSUS TRUST COMPANY FBO MUSE ARCHITECTS P C 401 K PS PLA PO BOX 10758 FARGO ND 58106-0758	6.49%	BENEFICIAL

MULTIMANAGER 2030 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	47.10%	RECORD

MULTIMANAGER 2030 LIFETIME PORTFOLIO	R5	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	41.12%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2030 LIFETIME PORTFOLIO	R5	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	11.77%	RECORD

MULTIMANAGER 2030 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	52.82%	RECORD

MULTIMANAGER 2030 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	21.03%	RECORD

MULTIMANAGER 2030 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	6.95%	RECORD

MULTIMANAGER 2030 LIFETIME PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	95.66%	RECORD

MULTIMANAGER 2035 LIFETIME PORTFOLIO	I	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	49.07%	RECORD

MULTIMANAGER 2035 LIFETIME PORTFOLIO	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	30.09%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2035 LIFETIME PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	13.96%	RECORD

MULTIMANAGER 2035 LIFETIME PORTFOLIO	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.87%	RECORD

MULTIMANAGER 2035 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	32.00%	RECORD

MULTIMANAGER 2035 LIFETIME PORTFOLIO	R2	MG TRUSTCO CUST FBO DOUBLE D BOLT 401K PS 717 17TH ST STE 1300 DENVER CO 80202-3304	11.98%	BENEFICIAL

MULTIMANAGER 2035 LIFETIME PORTFOLIO	R2	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	11.95%	RECORD

MULTIMANAGER 2035 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO PYRAMID CONSTRUCTION AND AGGREGATES 404320 PO BOX 10758 FARGO ND 58106-0758	8.38%	BENEFICIAL

MULTIMANAGER 2035 LIFETIME PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO PRESTONCREST CHURCH OF CHRIST 403 B PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	82.59%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2035 LIFETIME PORTFOLIO	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC NORTH CENTRAL AREA SCHOOL (MI) 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	11.80%	BENEFICIAL

MULTIMANAGER 2035 LIFETIME PORTFOLIO	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC LAKE TAHOE UNIFIED SCHOOL DISTRICT 717 17TH ST STE 1300 DENVER CO 80202-3304	5.60%	BENEFICIAL

MULTIMANAGER 2035 LIFETIME PORTFOLIO	R5	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	71.85%	RECORD

MULTIMANAGER 2035 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	23.76%	RECORD

MULTIMANAGER 2035 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	54.91%	RECORD

MULTIMANAGER 2035 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.80%	RECORD

MULTIMANAGER 2035 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.22%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2035 LIFETIME PORTFOLIO	R6	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.40%	RECORD

MULTIMANAGER 2035 LIFETIME PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	95.72%	RECORD

MULTIMANAGER 2040 LIFETIME PORTFOLIO	I	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	49.49%	RECORD

MULTIMANAGER 2040 LIFETIME PORTFOLIO	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	17.34%	RECORD

MULTIMANAGER 2040 LIFETIME PORTFOLIO	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.78%	RECORD

MULTIMANAGER 2040 LIFETIME PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.11%	RECORD

MULTIMANAGER 2040 LIFETIME PORTFOLIO	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.19%	RECORD

MULTIMANAGER 2040 LIFETIME PORTFOLIO	R2	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	16.29%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2040 LIFETIME PORTFOLIO	R2	GREAT-WEST TRUST CO FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	13.94%	RECORD

MULTIMANAGER 2040 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO PYRAMID CONSTRUCTION AND AGGREGATES 404320 PO BOX 10758 FARGO ND 58106-0758	11.92%	BENEFICIAL

MULTIMANAGER 2040 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	10.64%	RECORD

MULTIMANAGER 2040 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO SIGMOVIR BIOSYSTEMS INC 401K PLAN PO BOX 10758 FARGO ND 58106-0758	8.44%	BENEFICIAL

MULTIMANAGER 2040 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO LOGO MASTERS SOLO 401K PO BOX 10758 FARGO ND 58106-0758	7.63%	BENEFICIAL

MULTIMANAGER 2040 LIFETIME PORTFOLIO	R4	MG TRUSTCO CUST FBO STILLWATER 403 B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	51.49%	BENEFICIAL

MULTIMANAGER 2040 LIFETIME PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO PRESTONCREST CHURCH OF CHRIST 403 B PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	23.85%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2040 LIFETIME PORTFOLIO	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC CALVERT COUNTY BOE (MD) 403B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	8.70%	BENEFICIAL

MULTIMANAGER 2040 LIFETIME PORTFOLIO	R4	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.87%	RECORD

MULTIMANAGER 2040 LIFETIME PORTFOLIO	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC NEW ULM PUBLIC SCHOOLS 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	5.52%	BENEFICIAL

MULTIMANAGER 2040 LIFETIME PORTFOLIO	R5	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	61.94%	RECORD

MULTIMANAGER 2040 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.89%	RECORD

MULTIMANAGER 2040 LIFETIME PORTFOLIO	R5	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	16.20%	RECORD

MULTIMANAGER 2040 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	56.95%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2040 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20.18%	RECORD

MULTIMANAGER 2040 LIFETIME PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	96.42%	RECORD

MULTIMANAGER 2045 LIFETIME PORTFOLIO	I	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	97.98%	RECORD

MULTIMANAGER 2045 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO KUAR RETIREMENT PLAN PO BOX 10758 FARGO ND 58106-0758	24.40%	BENEFICIAL

MULTIMANAGER 2045 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	19.99%	RECORD

MULTIMANAGER 2045 LIFETIME PORTFOLIO	R2	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	9.62%	RECORD

MULTIMANAGER 2045 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO PYRAMID CONSTRUCTION AND AGGREGATES PO BOX 10758 FARGO ND 58106-0758	8.97%	BENEFICIAL

MULTIMANAGER 2045 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO LOGO MASTERS SOLO 401K PO BOX 10758 FARGO ND 58106-0758	6.74%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2045 LIFETIME PORTFOLIO	R4	MG TRUSTCO CUST FBO STILLWATER 403 B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	64.08%	BENEFICIAL

MULTIMANAGER 2045 LIFETIME PORTFOLIO	R4	ASCENSUS TRUST COMPANY FBO MUSE ARCHITECTS P C 401 K PS PLA PO BOX 10758 FARGO ND 58106-0758	35.29%	BENEFICIAL

MULTIMANAGER 2045 LIFETIME PORTFOLIO	R5	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	70.05%	RECORD

MULTIMANAGER 2045 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	24.43%	RECORD

MULTIMANAGER 2045 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	56.21%	RECORD

MULTIMANAGER 2045 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	21.26%	RECORD

MULTIMANAGER 2045 LIFETIME PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	95.39%	RECORD

MULTIMANAGER 2050 LIFETIME PORTFOLIO	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	58.07%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2050 LIFETIME PORTFOLIO	I	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST BOSTON MA 02116-5022	23.22%	RECORD

MULTIMANAGER 2050 LIFETIME PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	18.71%	RECORD

MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	24.58%	RECORD

MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	12.02%	RECORD

MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	ASCENSUS TRUSTCO FBO ASTRIDIA LLC 401K PO BOX 10758 FARGO ND 58106-0758	8.08%	BENEFICIAL

MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO PHYSICIANS SURGERY CTR LG 401(K) PL ASCENSUS TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	7.74%	BENEFICIAL

MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO TRANSPORTATION CHILDREN S CENT 401( 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.70%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO COMMAND CAPITAL 401K RETIREMENT PLA PO BOX 10758 FARGO ND 58106-0758	6.35%	BENEFICIAL

MULTIMANAGER 2050 LIFETIME PORTFOLIO	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC CITY OF WYLIE 717 17TH ST STE 1300 DENVER CO 80202-3304	94.31%	BENEFICIAL

MULTIMANAGER 2050 LIFETIME PORTFOLIO	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC SHENANDOAH COUNTY GOVERN (VA) 457 717 17TH ST STE 1300 DENVER CO 80202-3304	5.69%	BENEFICIAL

MULTIMANAGER 2050 LIFETIME PORTFOLIO	R5	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	81.17%	RECORD

MULTIMANAGER 2050 LIFETIME PORTFOLIO	R5	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	8.37%	RECORD

MULTIMANAGER 2050 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.25%	RECORD

MULTIMANAGER 2050 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	60.51%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2050 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.91%	RECORD

MULTIMANAGER 2050 LIFETIME PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	95.65%	RECORD

MULTIMANAGER 2055 LIFETIME PORTFOLIO	I	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	95.73%	RECORD

MULTIMANAGER 2055 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	37.00%	RECORD

MULTIMANAGER 2055 LIFETIME PORTFOLIO	R2	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	32.28%	RECORD

MULTIMANAGER 2055 LIFETIME PORTFOLIO	R2	MATRIX TRUST COMPANY CUST FBO NEVADA ADVANCED PAIN SPECIALISTS 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	16.59%	BENEFICIAL

MULTIMANAGER 2055 LIFETIME PORTFOLIO	R2	FIIOC CUST FBO SYKES MALLIA ASSOCIATES INC 401K PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	8.23%	BENEFICIAL

MULTIMANAGER 2055 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	89.48%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2055 LIFETIME PORTFOLIO	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC VALLEY CENTRAL SCHOOL DISTRICT 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	7.81%	BENEFICIAL

MULTIMANAGER 2055 LIFETIME PORTFOLIO	R5	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	89.92%	RECORD

MULTIMANAGER 2055 LIFETIME PORTFOLIO	R5	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.63%	RECORD

MULTIMANAGER 2055 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	70.75%	RECORD

MULTIMANAGER 2055 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.72%	RECORD

MULTIMANAGER 2055 LIFETIME PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	96.55%	RECORD

MULTIMANAGER 2060 LIFETIME PORTFOLIO	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.45%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2060 LIFETIME PORTFOLIO	I	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	72.68%	RECORD

MULTIMANAGER 2060 LIFETIME PORTFOLIO	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	27.32%	RECORD

MULTIMANAGER 2060 LIFETIME PORTFOLIO	R2	MATC FBO PERSHING LLC FBO STRATUS IP 401(K) PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	37.68%	BENEFICIAL

MULTIMANAGER 2060 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	29.08%	RECORD

MULTIMANAGER 2060 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO PHYSICIANS SURGERY CTR LG 401(K) PL ASCENSUS TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	17.75%	BENEFICIAL

MULTIMANAGER 2060 LIFETIME PORTFOLIO	R2	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	13.68%	RECORD

MULTIMANAGER 2060 LIFETIME PORTFOLIO	R4	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	100.00%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2060 LIFETIME PORTFOLIO	R5	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	82.94%	RECORD

MULTIMANAGER 2060 LIFETIME PORTFOLIO	R5	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	12.56%	RECORD

MULTIMANAGER 2060 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	74.55%	RECORD

MULTIMANAGER 2060 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.04%	RECORD

MULTIMANAGER 2060 LIFETIME PORT	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	95.79%	RECORD

MULTIMANAGER 2065 LIFETIME PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF DAVID H WU 6120 MAXIE ST UNIT C HOUSTON TX 77007-3074	12.27%	BENEFICIAL

MULTIMANAGER 2065 LIFETIME PORTFOLIO	A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8.23%	RECORD

MULTIMANAGER 2065 LIFETIME PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF BENNET YEUNG 1230 LAWSON COVE CIR VIRGINIA BCH VA 23455-6825	6.65%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2065 LIFETIME PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF YUMIKO SHEARD 279 CENTRAL PARK WEST 15C NEW YORK NY 10024-3080	5.64%	BENEFICIAL

MULTIMANAGER 2065 LIFETIME PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF WILLIAM SCOTT BRADLEY 15242 WYANDOTTE ST VAN NUYS CA 91405-1749	5.13%	BENEFICIAL

MULTIMANAGER 2065 LIFETIME PORTFOLIO	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	100.00%	RECORD

MULTIMANAGER 2065 LIFETIME PORTFOLIO	R2	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST BOSTON MA 02116-5022	67.57%	RECORD

MULTIMANAGER 2065 LIFETIME PORTFOLIO	R2	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC WACONIA PS (MN) 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	32.43%	BENEFICIAL

MULTIMANAGER 2065 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	89.54%	BENEFICIAL

MULTIMANAGER 2065 LIFETIME PORTFOLIO	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC RIVERBEND ED ISD (MN) 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	6.39%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER 2065 LIFETIME PORTFOLIO	R5	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	98.45%	RECORD

MULTIMANAGER 2065 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	71.66%	RECORD

MULTIMANAGER 2065 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17.64%	RECORD

MULTIMANAGER 2065 LIFETIME PORTFOLIO	R6	MANULIFE INVESTMENT MGMT (US) LLC 2022 MANULIFE INVESTMENT MANAGEMENT EWM 197 CLARENDON ST BOSTON MA 02116-5010	5.61%	RECORD

MULTIMANAGER 2065 LIFETIME PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	97.06%	RECORD

MULTIMANAGER 2070 LIFETIME PORTFOLIO	A	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	99.84%	BENEFICIAL

MULTIMANAGER 2070 LIFETIME PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL

MULTIMANAGER 2070 LIFETIME PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	86.55%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	5	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST LIFESTYLE BALANCED 529 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	100.00%	BENEFICIAL

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	21.21%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	24.17%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7.67%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.71%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	20.86%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	12.50%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.43%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.48%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.45%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	7.90%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	7.71%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	I	MLPF&S INC FOR THE BENEFIT OF OUR CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	7.40%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	15.84%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	R2	GREAT-WEST TRUST CO FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	12.45%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	R2	GARY DE PALO FBO ALL TOOLS & FASTENERS INC 401K PSP & TRUST 7291 NW 78TH TER MEDLEY FL 33166-2225	9.90%	BENEFICIAL

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	R4	MID ATLANTIC TRUST COMPANY FBO WESTMONT CORP 401(K) PROFIT SHARING 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	64.21%	BENEFICIAL

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17.62%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	R4	MATRIX TRUST COMPANY AS AGENT FOR VOYA TRUST COMPANY NUCLEUS CENTRAL, INC. DEFERRED COMP PO BOX 52129 PHOENIX AZ 85072-2129	6.85%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	45.67%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	R5	MG TRUST COMPANY CUST FBO LOREN D STARK INC 401(K) 717 17TH ST STE 1300 DENVER CO 80202-3304	10.42%	BENEFICIAL

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	R5	ASCENSUS TRUST COMPANY FBO CHRIS CHESBROUGH SOLO 401 (K) PLAN PO BOX 10758 FARGO ND 58106-0758	7.82%	BENEFICIAL

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	R5	MATRIX TRUST COMPANY TTEE FBO EPLAN SERVICES GROUP TRUST C/O MUTUAL FUNDS PO BOX 52129 PHOENIX AZ 85072-2129	6.57%	BENEFICIAL

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	R5	CHARLES SCHWAB BANK CUST THE SAN DIEGO SYMPHONY ORCHESTRA 457 DEF COMP PL 2423 E LINCOLN DR PHOENIX AZ 85016-1215	6.04%	BENEFICIAL

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	35.10%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	R6	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	16.41%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	7.62%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	R6	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.19%	RECORD

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	95.57%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	30.90%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	17.04%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	15.28%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.19%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.58%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	5.29%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	22.09%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	14.79%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	I	MLPF&S INC FOR THE BENEFIT OF OUR CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	12.02%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	11.73%	RECORD

MULTIMANAGER LIFESTYLE CONSERVTVE PORTFOLIO	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.00%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	I	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.96%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.72%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R2	CASANDRA HEADY TTEE CHEESEBURGERS RESTAURANTS INC 401K PSP & TRUST 73875 STATE ROUTE 70 PORTOLA CA 96122-7071	13.20%	BENEFICIAL

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO JOHN CICCARELLI ARCHITECT LLC RETI PO BOX 10758 FARGO ND 58106-0758	9.49%	BENEFICIAL

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R2	GREAT-WEST TRUST CO FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.29%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.85%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ALL AMERICAN ROOFING 401(K) PROFIT 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.31%	BENEFICIAL

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R4	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	51.32%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R4	GREAT-WEST TRUST CO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	23.32%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.60%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.11%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R5	ASCENSUS TRUST COMPANY FBO WINXNET 401K PLAN PO BOX 10577 FARGO ND 58106-0577	34.61%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R5	MATRIX TRUST COMPANY TTEE FBO EPLAN SERVICES GROUP TRUST C/O MUTUAL FUNDS PO BOX 52129 PHOENIX AZ 85072-2129	18.92%	BENEFICIAL

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15.40%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R5	MID ATLANTIC TRUSTCO FBO ALEXANDRE LONDON INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	15.31%	BENEFICIAL

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R5	CHARLES SCHWAB TRUST BANK CUST JACKSON SPRING & MFG CO INC 401( (K) PLAN 2423 E LINCOLN DR PHOENIX AZ 85016-1215	5.30%	BENEFICIAL

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R6	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	29.51%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	28.50%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO TRANSNET INC 401(K) PROFIT SHARING 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.92%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.02%	RECORD

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	96.49%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	5	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST LIFESTYLE GROWTH 529 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	100.00%	BENEFICIAL

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	19.08%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.94%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.02%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	32.94%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7.08%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.16%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13.52%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	13.42%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.94%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	11.08%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.83%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	9.71%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.79%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	6.43%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	I	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND PRODUCT GRP 250 NICOLLETT MALL STE 1800 MINNEAPOLIS MN 55401-7583	5.45%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	14.84%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R2	GREAT-WEST TRUST CO FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	13.50%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO RCB CFP 401K PLAN PO BOX 10758 FARGO ND 58106-0758	7.40%	BENEFICIAL

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.49%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R4	MATRIX TRUST COMPANY AS AGENT FOR VOYA TRUST COMPANY NUCLEUS CENTRAL, INC. DEFERRED COMP PO BOX 52129 PHOENIX AZ 85072-2129	18.88%	BENEFICIAL

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R4	ASCENSUS TRUST COMPANY FBO SAMUEL ZAIDMAN PROFIT SHARING PLAN PO BOX 10758 FARGO ND 58106-0758	16.39%	BENEFICIAL

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R4	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	15.31%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R4	MATRIX TRUST COMPANY CUST FBO NEOSHO SCHOOL DISTRICT (MO) 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	7.76%	BENEFICIAL

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	44.85%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R5	ASCENSUS TRUST COMPANY FBO WINXNET 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	16.00%	BENEFICIAL

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R5	CHARLES SCHWAB TRUST BANK CUST JACKSON SPRING & MFG CO INC 401( (K) PLAN 2423 E LINCOLN DR PHOENIX AZ 85016-1215	11.71%	BENEFICIAL

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R5	MATRIX TRUST COMPANY TTEE FBO EPLAN SERVICES GROUP TRUST C/O MUTUAL FUNDS PO BOX 52129 PHOENIX AZ 85072-2129	7.17%	BENEFICIAL

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R5	MG TRUST COMPANY CUST FBO LOREN D STARK INC 401(K) 717 17TH ST STE 1300 DENVER CO 80202-3304	6.27%	BENEFICIAL

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.23%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	34.58%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R6	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	17.42%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	7.22%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.04%	RECORD

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	95.87%	RECORD

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	5	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST LIFESTYLE MODERATE 529 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	100.00%	BENEFICIAL

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	25.03%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.46%	RECORD

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	35.33%	RECORD

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.13%	RECORD

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.39%	RECORD

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	31.36%	RECORD

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	19.28%	RECORD

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	I	MLPF&S INC FOR THE BENEFIT OF OUR CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	9.22%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	8.58%	RECORD

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.61%	RECORD

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	R2	GREAT-WEST TRUST CO FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	26.49%	RECORD

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	18.03%	RECORD

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	R2	MG TRUSTCO CUST FBO NEW CANEY MUNICIPAL UTILITY DISTRIC 717 17TH ST STE 1300 DENVER CO 80202-3304	7.54%	BENEFICIAL

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	41.21%	RECORD

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	R4	MID ATLANTIC TRUST COMPANY FBO RUDY INC 401(K) PROFIT SHARING PLA 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	33.50%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	R4	ASCENSUS TRUST COMPANY FBO MILLHOLLAND CONRAD, INC 401(K) PROFIT SHARING PLAN PO BOX 10758 FARGO ND 58106-0758	21.02%	BENEFICIAL

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	R5	ASCENSUS TRUST COMPANY FBO WINXNET 401K PLAN PO BOX 10577 FARGO ND 58106-0577	51.18%	BENEFICIAL

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	R5	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	16.35%	RECORD

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	R5	MID ATLANTIC TRUST COMPANY FBO ROUNDABOUT ENTERTAINMENT INC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	14.66%	BENEFICIAL

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	35.12%	RECORD

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	R6	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	20.29%	RECORD

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	9.19%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	7.14%	RECORD

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	95.04%	RECORD

MUNICIPAL OPPORTUNITIES FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	53.21%	RECORD

MUNICIPAL OPPORTUNITIES FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.17%	RECORD

MUNICIPAL OPPORTUNITIES FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	25.48%	RECORD

MUNICIPAL OPPORTUNITIES FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.24%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MUNICIPAL OPPORTUNITIES FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	10.74%	RECORD

MUNICIPAL OPPORTUNITIES FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.56%	RECORD

MUNICIPAL OPPORTUNITIES FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	7.75%	RECORD

MUNICIPAL OPPORTUNITIES FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.69%	RECORD

MUNICIPAL OPPORTUNITIES FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	39.36%	RECORD

MUNICIPAL OPPORTUNITIES FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	14.00%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

MUNICIPAL OPPORTUNITIES FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	13.13%	RECORD

MUNICIPAL OPPORTUNITIES FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.07%	RECORD

MUNICIPAL OPPORTUNITIES FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.28%	RECORD

MUNICIPAL OPPORTUNITIES FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	97.68%	RECORD

OPPORTUNISTIC FIXED INCOME FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	75.60%	RECORD

OPPORTUNISTIC FIXED INCOME FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.05%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

OPPORTUNISTIC FIXED INCOME FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.01%	RECORD

OPPORTUNISTIC FIXED INCOME FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	37.53%	RECORD

OPPORTUNISTIC FIXED INCOME FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	29.09%	RECORD

OPPORTUNISTIC FIXED INCOME FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	14.72%	RECORD

OPPORTUNISTIC FIXED INCOME FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.96%	RECORD

OPPORTUNISTIC FIXED INCOME FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	31.87%	RECORD

OPPORTUNISTIC FIXED INCOME FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	31.66%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

OPPORTUNISTIC FIXED INCOME FUND	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	19.50%	RECORD

OPPORTUNISTIC FIXED INCOME FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.37%	RECORD

OPPORTUNISTIC FIXED INCOME FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.24%	RECORD

OPPORTUNISTIC FIXED INCOME FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	60.05%	RECORD

OPPORTUNISTIC FIXED INCOME FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.01%	RECORD

OPPORTUNISTIC FIXED INCOME FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.43%	RECORD

OPPORTUNISTIC FIXED INCOME FUND	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	5.51%	RECORD

OPPORTUNISTIC FIXED INCOME FUND	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	91.93%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

OPPORTUNISTIC FIXED INCOME FUND	1	JHNY RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	8.07%	RECORD

REAL ESTATE SECURITIES FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	19.03%	RECORD

REAL ESTATE SECURITIES FUND	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF KENDALL C CROOK 15039 QUINN LN WESTFIELD IN 46074-6094	13.50%	BENEFICIAL

REAL ESTATE SECURITIES FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	78.18%	RECORD

REAL ESTATE SECURITIES FUND	C	JOHN HANCOCK LIFE & HEALTH INS CO PARTNERSHIP FOR CHILDREN AND FAMILIES SIMPLE IRA FBO 116 TYVOLA ST SANFORD NC 27332-5402	14.66%	BENEFICIAL

REAL ESTATE SECURITIES FUND	C	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF LOVIA DELVA 267 LAWSON ST HEMPSTEAD NY 11550-7147	7.16%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

REAL ESTATE SECURITIES FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	84.34%	RECORD

REAL ESTATE SECURITIES FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7.06%	RECORD

REAL ESTATE SECURITIES FUND	R6	SEI PRIVATE TRUST COMPANY C/O ID 337 ATTN MUTUAL FUNDS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	50.97%	RECORD

REAL ESTATE SECURITIES FUND	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	32.94%	RECORD

REAL ESTATE SECURITIES FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.99%	RECORD

REAL ESTATE SECURITIES FUND	1	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	93.41%	RECORD

REAL ESTATE SECURITIES FUND	1	JHNY RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	6.59%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

REGIONAL BANK FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	11.22%	RECORD

REGIONAL BANK FUND	A	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	7.54%	RECORD

REGIONAL BANK FUND	A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	7.12%	RECORD

REGIONAL BANK FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.73%	RECORD

REGIONAL BANK FUND	A	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	6.59%	RECORD

REGIONAL BANK FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	5.42%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

REGIONAL BANK FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.05%	RECORD

REGIONAL BANK FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	23.00%	RECORD

REGIONAL BANK FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	22.63%	RECORD

REGIONAL BANK FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.50%	RECORD

REGIONAL BANK FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.11%	RECORD

REGIONAL BANK FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	9.02%	RECORD

REGIONAL BANK FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	7.15%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

REGIONAL BANK FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	14.35%	RECORD

REGIONAL BANK FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	12.95%	RECORD

REGIONAL BANK FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.28%	RECORD

REGIONAL BANK FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	11.92%	RECORD

REGIONAL BANK FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.45%	RECORD

REGIONAL BANK FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.93%	RECORD

REGIONAL BANK FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.86%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

REGIONAL BANK FUND	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	6.80%	RECORD

REGIONAL BANK FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.35%	RECORD

REGIONAL BANK FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.11%	RECORD

REGIONAL BANK FUND	R6	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	34.01%	RECORD

REGIONAL BANK FUND	R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	17.55%	RECORD

REGIONAL BANK FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	17.16%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

REGIONAL BANK FUND	R6	MANULIFE INVESTMENT MGMT (US) LLC 2022 MANULIFE INVESTMENT MANAGEMENT BUCK 197 CLARENDON ST BOSTON MA 02116-5010	8.95%	RECORD

REGIONAL BANK FUND	R6	MANULIFE INVESTMENT MGMT (US) LLC 2023 MANULIFE INVESTMENT MANAGEMENT BUCK PLAN 197 CLARENDON ST BOSTON MA 02116-5010	8.32%	RECORD

REGIONAL BANK FUND	R6	MANULIFE INVESTMENT MGMT (US) LLC 2024 MANULIFE INVESTMENT MANAGEMENT BUCK 197 CLARENDON ST BOSTON MA 02116-5010	5.95%	RECORD

SHORT DURATION BOND FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	73.63%	RECORD

SHORT DURATION BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.72%	RECORD

SHORT DURATION BOND FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.00%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

SHORT DURATION BOND FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	36.43%	RECORD

SHORT DURATION BOND FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	20.52%	RECORD

SHORT DURATION BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	19.18%	RECORD

SHORT DURATION BOND FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	10.24%	RECORD

SHORT DURATION BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.64%	RECORD

SHORT DURATION BOND FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	39.49%	RECORD

SHORT DURATION BOND FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	23.29%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

SHORT DURATION BOND FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	19.33%	RECORD

SHORT DURATION BOND FUND	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	12.88%	RECORD

SHORT DURATION BOND FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	64.38%	RECORD

SHORT DURATION BOND FUND	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST BOSTON MA 02116-5022	32.27%	RECORD

SHORT DURATION MUNICIPAL OPPORTUNITIES FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	91.40%	RECORD

SHORT DURATION MUNICIPAL OPPORTUNITIES FUND	C	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	55.49%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

SHORT DURATION MUNICIPAL OPPORTUNITIES FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	44.51%	RECORD

SHORT DURATION MUNICIPAL OPPORTUNITIES FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	96.77%	RECORD

SHORT DURATION MUNICIPAL OPPORTUNITIES FUND	R6	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	98.36%	BENEFICIAL

SMALL CAP CORE FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	58.72%	RECORD

SMALL CAP CORE FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	23.22%	RECORD

SMALL CAP CORE FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	17.65%	RECORD

SMALL CAP CORE FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	13.80%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

SMALL CAP CORE FUND	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	12.15%	RECORD

SMALL CAP CORE FUND	I	SEI PRIVATE TRUST COMPANY C/O CIBC PRIVATE WEALTH GROUP 1 FREEDOM VALLEY DR OAKS PA 19456-9989	7.87%	RECORD

SMALL CAP CORE FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.33%	RECORD

SMALL CAP CORE FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	78.51%	RECORD

SMALL CAP CORE FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.47%	RECORD

SMALL CAP CORE FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	23.71%	RECORD

SMALL CAP CORE FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	41.73%	RECORD

SMALL CAP CORE FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	20.20%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

SMALL CAP DYNAMIC GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.61%	RECORD

SMALL CAP DYNAMIC GROWTH FUND	C	ASCENSUS TRUST COMPANY FBO WILLIAM PELLEGRINO, INC 401(K) PLA PO BOX 10758 FARGO ND 58106-0758	5.80%	BENEFICIAL

SMALL CAP DYNAMIC GROWTH FUND	C	ASCENSUS TRUST COMPANY FBO METHODOLOGIES INC 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	5.71%	BENEFICIAL

SMALL CAP DYNAMIC GROWTH FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.37%	RECORD

SMALL CAP DYNAMIC GROWTH FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	15.45%	RECORD

SMALL CAP DYNAMIC GROWTH FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	13.50%	RECORD

SMALL CAP DYNAMIC GROWTH FUND	I	NABANK & CO PO BOX 2180 TULSA OK 74101-2180	11.65%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

SMALL CAP DYNAMIC GROWTH FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	10.67%	RECORD

SMALL CAP DYNAMIC GROWTH FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	10.36%	RECORD

SMALL CAP DYNAMIC GROWTH FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.45%	RECORD

SMALL CAP DYNAMIC GROWTH FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.75%	RECORD

SMALL CAP DYNAMIC GROWTH FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	63.63%	BENEFICIAL

SMALL CAP DYNAMIC GROWTH FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	5.37%	RECORD

SMALL CAP DYNAMIC GROWTH FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	32.01%	RECORD

SMALL CAP DYNAMIC GROWTH FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	61.14%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

STRATEGIC INCOME OPPORTUNITIES FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	39.50%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.99%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.55%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.91%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	A	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	5.69%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	32.52%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	13.42%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

STRATEGIC INCOME OPPORTUNITIES FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	12.94%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	9.67%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	47.85%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	17.41%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	5.81%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.29%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

STRATEGIC INCOME OPPORTUNITIES FUND	R2	CHARLES SCHWAB TRUST BANK TTEE DC PLAN FOR FT EES OF TOWN OF EAST HARTFORD 20060005 2423 E LINCOLN DR PHOENIX AZ 85016-1215	18.37%	BENEFICIAL

STRATEGIC INCOME OPPORTUNITIES FUND	R2	ASCENSUS TRUSTCO FBO BRIAN W DOSSETT M D LTD PROFIT SHA PO BOX 10758 FARGO ND 58106-0758	16.38%	BENEFICIAL

STRATEGIC INCOME OPPORTUNITIES FUND	R2	MID ATLANTIC TRUST COMPANY FBO SANTA BARBARA CLUB 401(K) PROFIT SH 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	10.42%	BENEFICIAL

STRATEGIC INCOME OPPORTUNITIES FUND	R2	ASCENSUS TRUST COMPANY FBO SILVERADO FAMILY DENTAL 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	10.36%	BENEFICIAL

STRATEGIC INCOME OPPORTUNITIES FUND	R2	ASCENSUS TRUST COMPANY FBO COUNTRY LINE ELECTRICAL DISTRIBUTOR PO BOX 10758 FARGO ND 58106-0758	7.57%	BENEFICIAL

STRATEGIC INCOME OPPORTUNITIES FUND	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	7.13%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

STRATEGIC INCOME OPPORTUNITIES FUND	R2	MATRIX TRUST COMPANY CUST FBO MCKENNETT FORSBERG & VOLL PC PSP 717 17TH ST STE 1300 DENVER CO 80202-3304	5.11%	BENEFICIAL

STRATEGIC INCOME OPPORTUNITIES FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	62.63%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	R6	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	11.43%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	R6	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 575 WASHINGTON BLVD 12TH FL MUTUAL FUND DEPARTMENT JERSEY CITY NJ 07310-1616	5.10%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	5.33%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	10.57%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	11.48%	RECORD

STRATEGIC INCOME OPPORTUNITIES FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	34.15%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

STRATEGIC INCOME OPPORTUNITIES FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	15.31%	RECORD

U.S. GROWTH FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	14.30%	RECORD

U.S. GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.68%	RECORD

U.S. GROWTH FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	25.60%	RECORD

U.S. GROWTH FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	14.01%	RECORD

U.S. GROWTH FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.71%	RECORD

U.S. GROWTH FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.09%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

U.S. GROWTH FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.58%	RECORD

U.S. GROWTH FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.46%	RECORD

U.S. GROWTH FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	28.66%	RECORD

U.S. GROWTH FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	18.30%	RECORD

U.S. GROWTH FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	17.02%	RECORD

U.S. GROWTH FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12.15%	RECORD

U.S. GROWTH FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.71%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

U.S. GROWTH FUND	I	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND PRODUCT GRP 250 NICOLLETT MALL STE 1800 MINNEAPOLIS MN 55401-7583	5.63%	RECORD

U.S. GROWTH FUND	R2	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	32.38%	RECORD

U.S. GROWTH FUND	R2	ASCENSUS TRUST COMPANY FBO ILGENFRITZ CONSULTING LLC RETIREMEN PO BOX 10758 FARGO ND 58106-0758	17.40%	BENEFICIAL

U.S. GROWTH FUND	R2	ASCENSUS TRUST COMPANY FBO MAB BUSINESS SERVICES RETIREMENT PL PO BOX 10758 FARGO ND 58106-0758	10.15%	BENEFICIAL

U.S. GROWTH FUND	R2	ASCENSUS TRUST COMPANY FBO CAREY LOHRENZ PORTRAITURE INC 8 PO BOX 10758 FARGO ND 58106-0758	8.32%	BENEFICIAL

U.S. GROWTH FUND	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.30%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

U.S. GROWTH FUND	R2	MG TRUST COMPANY CUST FBO BRONSON COMMUNITY SCHOOLS 403 B 717 17TH ST STE 1300 DENVER CO 80202-3304	5.99%	BENEFICIAL

U.S. GROWTH FUND	R4	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	99.86%	RECORD

U.S. GROWTH FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	82.91%	BENEFICIAL

U.S. GROWTH FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	6.97%	RECORD

U.S. GROWTH FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ATTN: JHRPS TRADING OPS ST 6 200 BERKELEY ST BOSTON MA 02116-5022	5.68%	BENEFICIAL

U.S. GROWTH FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST US GROWTH 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	34.23%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

U.S. GROWTH FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	10.46%	BENEFICIAL

U.S. GROWTH FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	8.90%	BENEFICIAL

U.S. GROWTH FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST EQUITY PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	7.50%	BENEFICIAL

U.S. GROWTH FUND	NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2025-2028 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	7.05%	BENEFICIAL

U.S. GROWTH FUND	NAV	JHUSA RET/PENS 200 BERKELEY STREET BOSTON, MASSACHUSETTS 02116	21.03%	RECORD

U.S. GLOBAL LEADERS GROWTH FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	39.16%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

U.S. GLOBAL LEADERS GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.43%	RECORD

U.S. GLOBAL LEADERS GROWTH FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	14.85%	RECORD

U.S. GLOBAL LEADERS GROWTH FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	12.25%	RECORD

U.S. GLOBAL LEADERS GROWTH FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.53%	RECORD

U.S. GLOBAL LEADERS GROWTH FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.08%	RECORD

U.S. GLOBAL LEADERS GROWTH FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.58%	RECORD

U.S. GLOBAL LEADERS GROWTH FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	6.23%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

U.S. GLOBAL LEADERS GROWTH FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.59%	RECORD

U.S. GLOBAL LEADERS GROWTH FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	63.20%	RECORD

U.S. GLOBAL LEADERS GROWTH FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	9.18%	RECORD

U.S. GLOBAL LEADERS GROWTH FUND	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	35.50%	RECORD

U.S. GLOBAL LEADERS GROWTH FUND	R2	ASCENSUS TRUST COMPANY FBO CO OF WORCESTER OFFICE OF SHERIFF PO BOX 10758 FARGO ND 58106-0758	9.97%	BENEFICIAL

U.S. GLOBAL LEADERS GROWTH FUND	R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.51%	RECORD

U.S. GLOBAL LEADERS GROWTH FUND	R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.39%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership

U.S. GLOBAL LEADERS GROWTH FUND	R2	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	6.61%	RECORD

U.S. GLOBAL LEADERS GROWTH FUND	R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.26%	RECORD

U.S. SECTOR ROTATION FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	6.00%	RECORD

U.S. SECTOR ROTATION FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	7.93%	RECORD

U.S. SECTOR ROTATION FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	8.83%	RECORD

U.S. SECTOR ROTATION FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	8.45%	RECORD

U.S. SECTOR ROTATION FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	5.50%	RECORD

U.S. SECTOR ROTATION FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	5.11%	RECORD

U.S. SECTOR ROTATION FUND	NAV	FUND OF FUNDS 200 BERKELEY STREET BOSTON, MA 02116	5.17%	RECORD

To the best knowledge of the Trusts, as of December 31, 2024, the Trustees and officers of the Trust, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of any of the Funds.

Exhibit A - Procedures for the Selection of New Independent Trustees

(1) The Nominating and Governance Committee shall consider recommendations for nominations from a wide variety of sources, including members of the Board, business contacts, the Company’s legal counsel, community leaders and members of management. The Nominating and Governance Committee may retain a professional search firm or a consultant to assist the Nominating and Governance Committee in a search for a qualified candidate.

(2) A biography of each candidate shall be acquired and shall be reviewed by counsel to the Independent Trustees and counsel to the Trust to determine the candidate’s eligibility to serve as an Independent Trustee.

(3) The Nominating and Governance Committee will select Independent Trustee candidates in accordance with its Statement of Policy on Criteria for Selecting Independent Trustees (attached hereto as Annex A). While the re-nomination of existing Trustees will not be viewed as automatic, the Nominating and Governance Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the Statement of Policy on Criteria for Selecting Independent Trustees. The Nominating and Governance Committee in considering the re-nomination of any existing Trustee will take into account such Trustee’s performance on the Board including any Board committee.

(4) The Nominating and Governance Committee shall meet to review the materials relating to each eligible candidate and to determine whether one or more of the candidates should be interviewed in person by the Nominating and Governance Committee. If the Nominating and Governance Committee determines that any candidate should be interviewed, he or she shall be interviewed by at least a majority of the members of the Nominating and Governance Committee. After interviewing the Trustee candidate(s), the Nominating and Governance Committee shall meet to determine whether to recommend one or more of the candidates to the full Board of Trustees.

Annex A

Statement of Policy on Criteria for Selecting Independent Trustees

The Nominating and Governance Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the criteria set forth below. The Nominating and Governance Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Nominating and Governance Committee finds that the criteria satisfied by the candidate and the candidate’s other qualifications demonstrate substantially the same level of fitness to serve as an Independent Trustee.

1.  The candidate should have unquestioned personal integrity and such other personal characteristics as a capacity for leadership and the ability to work well with others.

2.   The candidate may not be an “interested person” (as defined in the Investment Company Act of 1940) of the Advisor, and should have no material relationship, whether business, professional, familial or other, that would create an appearance of a lack of independence in respect of the Advisor or affiliates.

3.  The candidate should be willing and able to commit the time necessary for attendance at meetings and the performance of other duties of an Independent Trustee.

4.  The candidate should have business, professional, academic or other experience and qualifications which demonstrate that he or she will make a valuable contribution as an Independent Trustee. In addition, the candidate should have sufficient financial or accounting knowledge to add value to the deliberations of the Independent Trustees.

5.  The candidate should have experience on corporate or other institutional bodies having oversight responsibilities.

6. In addition, the Independent Trustees will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

It is the intent of the Nominating and Governance Committee that at least one Independent Trustee be an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR.

C-1

John Hancock Investment Management Distributors LLC, Member FINRA, SIPC, 200 Berkeley Street, Boston, MA, 02116, 800-225-6020, jhinvestments.com Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks Life Insurance Company and John Hancock and the Stylized John Hancock Design are trademarks of John Hancock (U.S.A.). Each are used by it and by its affiliates under license.

200 Berkeley Street, Boston, MA 02116, 800-852-0218, jhinvestments.com	JHDPX 09/25

John Hancock Investment Management Distributors LLC, Member FINRA, SIPC, 200 Berkeley Street, Boston, MA, 02116, 800-225-6020, jhinvestments.com Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks Life Insurance Company and John Hancock and the Stylized John Hancock Design are trademarks of John Hancock (U.S.A.). Each are used by it and by its affiliates under license.

200 Berkeley Street, Boston, MA 02116, 800-852-0218, jhinvestments.com	JHSPX 09/25

PO Box 211230, Eagan, MN 55121-9984	VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/jhfunds2025 3. Follow the simple instructions.

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free: 855-995-1705 3. Follow the simple instructions.

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date, and return the proxy card in the envelope provided.

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TRUST NAME PRINTS HERE

FUND NAME PRINTS HERE

SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 12, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

The undersigned, revoking previous proxies, hereby appoint(s) Sarah M. Coutu, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara S.C. Moldwin, Harsha Pulluru, Christopher L. Sechler, Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund (the “Fund”), a series of the above-referenced Trust (the “Trust”), which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 on November 12, 2025 at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Notice of Special Joint Meeting and Proxy Statement dated September 15, 2025, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100365_JHRetail

Important Notice Regarding the Availability of Proxy Materials for this Special Joint Meeting of Shareholders to Be Held on November 12, 2025.

The Proxy Statement for this Meeting is available at https://www.jhinvestments.com/resources/all-

resources/fund-documents/proxy-documents/john-hancock-election-of-trustees-proxy-statement

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE.

THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) EACH NOMINEE IF NO SPECIFICATION IS MADE BELOW.

AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING OR ANY ADJOURNMENT(S) OR

POSTPONEMENT(S) THEREOF, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	Election of five Trustees as members of the Board of Trustees of the Trust:		☐	☐	☐

	(01)	Kristie M. Feinberg

	(02)	William K. Bacic

	(03)	Thomas R. Wright

	(04)	Christine L. Hurtsellers

	(05)	Kenneth J. Phelan

*Instructions: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.